As filed with the Securities and Exchange Commission on April 25, 2017
Registration No. 333-192793/811-09715

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.   (  )
POST-EFFECTIVE AMENDMENT NO.  4 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 10   (X)
(Check appropriate box or boxes)

Separate Account VUL-3

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)

4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-0001
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number:
(727) 299-1800

Arthur D. Woods, Esq.

Transamerica Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL  33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.
Suite 700
Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

     Immediately upon filing pursuant to paragraph (b)
_X_ on May 1, 2017 , pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a) (1)
 _   On ___ (Date) ______, pursuant to paragraph (a) (1)

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

SSUP R O S P E C T U S
May 1, 201 7

TRANSAMERICA JOURNEYPSMP
issued through
Transamerica Life Insurance Company Separate Account VUL 3
by
Transamerica Life Insurance Company
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Please direct transactions, claim forms, payments and
other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7164 (toll free)
Facsimile Transaction	1-727-299-1648 (Subaccount Transfers only) 1-727-299-1620 (all other facsimile transactions)
All payments made by check, and all claims, correspondence and notices	UMailingMMAddress: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

An Individual Flexible Premium Variable Life Insurance Policy
This prospectus describes the TRANSAMERICA JOURNEYPSMP, a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy Value to the Basic Interest Account (which credits a specified guaranteed interest rate) and/or to the Transamerica Life Insurance Company Separate Account VUL 3, which invests through its Subaccounts in Funds of the Transamerica Series Trust – Initial Class ("Series Trust"), the Fidelity Variable Insurance Products Funds– Service Class 2 ("Fidelity VIP Funds"), or the American Funds Insurance Series – Class 2 (the "American Funds") (each a "Fund Group," collectively, "Fund Groups").  Please refer to the next page of this prospectus for the list of Funds available to you under the Policy.
The value of your Policy that is allocated to the Subaccounts may fluctuate.  You bear the risk that your Policy Value may decrease.
If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make Premium payments under the Policy.
Prospectuses for the underlying Funds must accompany this prospectus. Certain Funds may not be available in all states. Please read these documents carefully before making any decision concerning the allocation of Net Premiums or Transfers among the Subaccounts and save them for future reference.
The Policy is not a bank deposit. The Policy is not Insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Funds Available Under Your Policy
UTransamerica Series Trust:
➢ Transamerica Aegon Government Money Market VP
➢ Transamerica Barrow Hanley Dividend Focused VP
➢ Transamerica JPMorgan Core Bond VP
➢ Transamerica Managed Risk Portfolio - Balanced ETF VP
➢ Transamerica Managed Risk - Conservative ETF VP
➢ Transamerica Managed Risk Portfolio - Growth ETF VP
➢ Transamerica PIMCO Tactical - Balanced VP
➢ Transamerica PIMCO Tactical - Conservative VP
➢ Transamerica PIMCO Tactical - Growth VP
➢ Transamerica PIMCO Total Return VP
➢ Transamerica QS Investors Active Asset Allocation – Conservative VP
➢ Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
➢ Transamerica QS Investors Active Asset Allocation – Moderate VP
➢ Transamerica WMC US Growth VP
UAmerican Funds Insurance Series:
➢ American Funds Growth Fund
➢ American Funds Growth-Income Fund
➢ American Funds International Fund
UFidelity Funds:
➢ Fidelity VIP Index 500 Portfolio

i

Policy Benefits/Risks Summary Transamerica Journey
This summary describes the Policy's important benefits and risks.  The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information ("SAI").  For your convenience, we have provided a section entitled "Definitions" in this prospectus that defines certain words and phrases used in this prospectus.
Policy Benefits
Flexibility.  The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of Premiums.
•	Change the Death Benefit option.
•	Increase or decrease the amount of life insurance coverage.
•	Change the Beneficiary.
•	Transfer Policy Value among Account Options (described below) available under the Policy.
•	Take a loan against the Policy.
•	Take cash withdrawals or surrender the Policy.
Bands of Coverage.  We offer four (4) bands of coverage under the Policy depending on the initial Face Amount of insurance you have selected and any adjustments to the Face Amount after issue:
•	Band 1: $100,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 - $999,999
•	Band 4: $1,000,000 and above
Certain Policy charges are based on the band of coverage. Generally, higher bands have a lower charge rate, but the dollar value may be higher.
Choice of Death Benefit Option.  You may choose among three Death Benefit options:
•	Level Option – The Death Benefit remains level unless the Death Benefit factor calculation is greater than the Face Amount; the Death Benefit will then vary as the Policy Value varies.
•	Increasing Option – The Death Benefit always varies as the Policy Value varies.
•	Graded Option – The Death Benefit varies with the Policy Value and the Insured's Age.
 Please see the section of this prospectus entitled "Payment Upon Death of Insured – Death Benefit Options" for a complete discussion of the Death Benefit options.
 Income Tax Compliance Tests. You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum Death Benefit:
•	Cash Value Accumulation Test – generally does not limit the amount of Premiums you can pay into your Policy.
•	Guideline Premium Test – limits the amount of Premiums you can pay on your Policy, and the minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of Premiums you want to pay relative to your desired Death Benefit.  Note:  You may not change tests.  Further information regarding the Death Benefit options and the federal income tax compliance tests is included in the section entitled "Death Benefit."  You should consult your tax advisor when choosing the tax compliance test.

Death Benefit.9T The Policy is designed to provide insurance protection.  Upon receipt of9T satisfactory proof of the death of the Insured, we pay death proceeds to the Beneficiary of the Policy subject to applicable law and in accordance with the terms of the Policy.  The amount of the Death Benefit generally depends on the Face Amount of insurance that you select, the Death Benefit option that you choose, your Policy Value, and any additional life insurance provided by Riders that you purchase.  The Death Benefit is reduced by any Loan Balance and any charges that are due and unpaid.

Right to Examine the Policy.  During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us ("Free Look Period").  Depending on state law, we will refund the Premiums you paid, or the Policy Value plus any charges that were deducted from the Premiums you paid.

Policy Value.  Your Policy Value is the sum of values in the Basic Interest Account, the Subaccounts and the Loan Reserve on any business day.  It is not guaranteed - it depends on the investment performance of the Subaccounts you have chosen, the interest credited to the Basic Interest Account and the Loan Reserve, the timing and amount of Premium payments you have made, Policy charges, and how much you may have borrowed or withdrawn from the Policy. Investment returns are not guaranteed.  The Policy is not suitable as a short-term investment or savings vehicle.
You can access your Policy Value in several ways:
•
Withdrawals - You can withdraw part of your Policy's Cash Surrender Value.  Withdrawals are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals."

•
Loans – After the Free Look Period ends, you can take out a loan from the Policy using your Policy Value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled "Loans."

•
Surrender - You can surrender or cash in your Policy for its Cash Surrender Value while the Insured is alive.  Surrenders are described in more detail in the section in this prospectus entitled "Surrenders and Cash Withdrawals – Surrenders." You may pay a substantial Surrender Charge.

Account Options.  You can choose to allocate your Net Premiums and Policy Value among the Subaccounts, each of which invests in a corresponding Fund.  Your Policy also offers a Basic Interest Account option which provides a guaranteed minimum rate of interest.  You can accumulate Policy Value in the Basic Interest Account and the Subaccounts without paying any current income tax.

You can Transfer your Policy Value among the Basic Interest Account and the Subaccounts during the life of your Policy. We may limit the number of Transfers out of the Basic Interest Account and, in some cases, may limit your Transfer activity to deter disruptive trading and market timing.  We may charge a $25 Transfer processing fee for each Transfer after the first 12 Transfers in a Policy Year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

No Lapse Guarantee. Your Policy has a no lapse guarantee ("No Lapse Guarantee") which means that as long as you meet certain requirements, your Policy will remain In Force and no grace period will begin until the No Lapse Ending Date shown in the Policy Data pages for your Policy. This is true even if your Cash Surrender Value (i.e., the amount available upon surrender of this Policy) is too low to pay the Monthly Deductions as long as, on any Monthly Policy Date, you have paid Premiums (minus any cash withdrawals, minus any Loan Balance and minus any accrued loan interest) that equal or exceed the sum of the Minimum Monthly No Lapse Premiums in effect for each month from the Policy Date up to and including the current month.  The No Lapse Guarantee is discussed in more detail in the section of this prospectus entitled "Policy Lapse and Reinstatement."

 Tax Effects.  We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the Death Benefit generally should not be taxable income to the Beneficiary.  If your Policy is not a modified endowment contract ("Modified Endowment Contract" or "MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy. As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the Policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before natural age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.

Supplemental Benefits and Riders.  The Policy offers Riders that provide supplemental benefits under the Policy.  Depending on which Riders are selected, certain charges may be deducted from the Policy Value as part of the Monthly Deductions.  The Riders available under this Policy include:
•	Income Protection Option – provides a Designated Payment upon the death of the Insured in a manner that differs from that set forth in the Base Policy.
•	Overloan Protection Rider – This Rider guarantees, as long as the Rider is in effect, that the Policy will not Lapse in certain circumstances.
•
Terminal Illness Accelerated Death Benefit Endorsement – This Endorsement allows Transamerica Life Insurance Company (the "Company" or "Transamerica Life")  to pay a portion of the Death Benefit once the Company receives proof that the Insured is ill and has a life expectancy of one year or less.

•	Base Insured Rider – This Rider provides term insurance coverage on the Insured on a different basis from the coverage set forth in the Policy.
•	Additional Insured Rider – This Rider may insure the spouse (or a non-spouse additional insured where required by state law) and/or dependent children of the Insured.
•
Children's Benefit Rider – This Rider provides insurance on the Insured's children (or qualifying stepchildren) who are between the Age(s) of 15 days and 18 years on the effective date of the Rider or when added to the Rider due to birth, marriage or legal adoption.

•	Accidental Death Benefit Rider – This Rider pays the Face Amount if the death of the Insured results solely from bodily injury.
•	Disability Waiver of Monthly Deductions Rider – This Rider allows the Company to waive the Policy's Monthly Deductions while an Insured is totally disabled (as defined in the Rider).
•
Disability Waiver of Premium Rider – This Rider allows the Company to apply the waiver of Premium benefit, as shown in the Policy Data, as if it is a Premium payment into the Policy while the Insured is totally disabled.

•
Long Term Care Rider – This Rider provides that, if you meet certain requirements, a monthly benefit will be paid to assist with expenses incurred by the Insured for receipt of qualifying long-term care services.

Note: Some Riders are not available in conjunction with one another.  Please see the section entitled "Supplemental Benefits (Riders)" for a complete description of the Riders available under this Policy.
Policy Risks
Long-Term Financial Planning.  The Policy is designed to help meet long-term financial objectives by paying a Death Benefit to family members and/or other named Beneficiaries. The Policy is not suitable as a short-term savings vehicle.  The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs.  A charge may be assessed on withdrawals.  You may pay substantial charges if you surrender your Policy. See the section of this prospectus entitled "Fee Tables" and refer to your Policy for charges assessed when taking cash withdrawals from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses9T.  9TCertain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy In Force.

Investment Risks9T.  If you allocate Net Premiums and9T Policy Value to one or more Subaccounts, you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that your Policy Value will decrease.  Also, we deduct policy fees and charges from your Policy Value, which can significantly reduce the value.  During times of poor investment performance, this deduction will have an even greater impact on your Policy Value.  You could lose your Policy Value and your Policy could Lapse without value, unless you pay additional Premiums.  If you allocate Premiums to the Basic Interest Account, we credit your Basic Interest Account value with interest at a rate declared by us. You assume the risk that the interest rate on the Basic Interest Account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets9T. 9TThe general account ("General Account") assets of Transamerica Life are used to support the payment of the Death Benefit and cash value benefits under the Policies.  To the extent that Transamerica Life is required to pay amounts in addition to the Policy's Value under the Death Benefit, such amounts will come from General Account assets.  You should be aware that the General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Life's general creditors. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the General Account investments.

Premium Payments9T. Premium s for the Policy are flexible, subject to limitations.  We may return Premiums that are less than minimum requirements.  Additionally, we reserve the right to refund any Premiums in excess of the planned Premium shown in your Policy if the total Premium paid during that Policy Year:
a.	Increases the difference between the Death Benefit and the Policy Value; or
b.	Is more than $20 per $1000 of Face Amount and more than three times the total monthly deductions for the last Policy Year.
We also reserve the right to refund any premiums that exceed the planned Premiums shown in your Policy by more than $25,000 in any twelve month period.  9TIf you choose the Guideline Premium Test, the federal tax laws limit the Premium payments you can make in relation to your Policy's Death Benefit. We may refuse all or part of a Premium payment that you make, or remove all or part of a Premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  We will not accept a payment that will cause the Policy to become a Modified Endowment Contract without your consent.

Please refer to the section in this prospectus entitled "Premiums – Premium Limitations" for additional details.

Lapse9T.  9TYour Policy will stay In Force as long as the Cash Surrender Value is sufficient to cover your Monthly Deductions and policy charges, or as long as the No Lapse Guarantee is in effect.  Insufficient Premiums, poor Subaccount investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to Lapse – which means you will no longer have insurance coverage.  A Policy Lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy's Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled "Policy Lapse and Reinstatement."

Withdrawals and Loans9T.  9TMaking a withdrawal or taking a loan may:

•	Reduce your Policy's Face Amount (Please refer to the section of this prospectus entitled "Payment Upon Death of Insured" for more information.)
•	Reduce the Death Benefit paid to your Beneficiary.
•	Make your Policy more susceptible to Lapsing.
•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your Policy Value. Withdrawals, especially those taken during periods of poor investment performance by the Subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled "Federal Income Tax Considerations."

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals" and/or "Loans."

Surrenders4T.  4TIf you surrender your Policy during the Surrender Charge Period (or during the additional Surrender Charge Period following an increase in Face Amount) you will pay a Surrender Charge. The Surrender Charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."

Tax Consequences of Withdrawals, Surrenders and Loans9T. 9TYou may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy Lapses and you have not paid any outstanding Policy Loan Balance.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to natural age 59½ or older.  Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly. Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled "Federal Income Tax Considerations."

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Fund Risks9T.  9TA comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus.  Please refer to these Fund prospectuses for more information.

There is no assurance that any Fund will meet its investment objective.
Fee Tables

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering your Policy. The tables are based on the 2001 Commissioners Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("2001 C.S.O. Tables"). If the amount of a charge depends on the personal characteristics of the Insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy and the fees and charges of a representative Insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying Premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and the Basic Interest Account. This page describes the Premium Expense Charges and the cash withdrawal charge for all Policies except those issued to residents of Puerto Rico. Please see the next page for the fees and expenses that are applicable for Policies issued to residents of Puerto Rico.

Transaction Fees

Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current ChargeP[1]

Premium Expense Charge	Upon payment of each	As a percentage of	As a percentage of
	Premium	Premium payment	Premium payment
		UFor All Except UPolicies Issued to Residents of Puerto Rico:	UFor All Except
UPoliciesP Issued to UResidents of Puerto Rico:
		5% all years	5% for years 1-5:
2.5% thereafter

Withdrawal ChargeP[2]	Upon withdrawal	2% of the amount withdrawn, not to exceed $25	2% of the amount withdrawn, not to exceed $25

Expedited Delivery Charge (as requested for cash withdrawals or complete surrender payment)	At time of delivery	N/A	$30 for overnight delivery; $35 for Saturday delivery; $50 for wire service
Hypothetical Illustration Charge		$25 for requests after the first one in each year	0

P1PThe Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
P2PExpedited delivery charges may apply, as listed in the above table. You can obtain further information about these administrative charges by contacting our Administrative Office.

For policies issued to residents of Puerto Rico: This table describes the Premium Expense Charges and Cash Withdrawal Charges that are applicable to your Policy.

Transaction Fees

Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current ChargeP[1]

Premium Expense Charge	Upon payment of each Premium	As a percentage of	As a percentage of

		Premium payment	Premium payment

		UFor Policies Issued to Residents of Puerto	UFor Policies Issued to Residents of
		URico Only:	UPuerto Rico Only:
		11% for all years	9% for years 1-5;
6.5% thereafter

Withdrawal ChargeP[2]	Upon withdrawal	2% of the amount	2% of the amount
		withdrawn, not to	withdrawn, not to
		exceed $25	exceed $25
Expedited Delivery Charge (as requested for cash withdrawals or complete surrender payment)	At time of delivery	N/A	$30 for overnight delivery; $35 for Saturday delivery; $50 for wire service

Hypothetical Illustration Charge		$25 for requests after the first one in each year	0

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

		Maximum Guaranteed Charge	Current ChargeP[1]

Surrender ChargeP[3]	Upon full surrender of the Policy during the Surrender Charge Period or during the Surrender Charge Period from the date of any increase in the Face Amount

Maximum ChargeP[4]		$34.20 per $1,000 of face amount during the first Policy Year	$34.20 per $1,000 of face amount during the first Policy Year

Minimum ChargeP[5]		$ 6.71 per $1,000 of Face Amount during the first Policy Year	$ 6.71 per $1,000 of Face Amount during the first Policy Year

Initial charge for a male Insured,		$10.17 per $1,000 of	$ 10.17 per $1,000 of

Age 30, in the select non-smoker class of risk		Face Amount during the first Policy Year	Face Amount during the first Policy Year

Transfer ChargeP[6]	Upon Transfer	$25 for each Transfer in excess of 12 per Policy Year	$25 for each Transfer in excess of 12 per Policy Year

Terminal Illness Accelerated Death Benefit EndorsementP[7]	When Endorsement is exercised	Discount Factor and an administrative fee based on cumulative annual cost-of-living increases as measured by the Consumer Price Index	Discount Factor and $350 administrative fee

P3PThe Surrender Charge will vary based on the Insured's Age, sex and underwriting class of risk on the Policy Date and at the time of any increase in the Face Amount. Each increase in Face Amount will have its own Surrender Charge Period starting on the date of the increase and Surrender Charges that are based upon the Insured's Age, sex and underwriting class of risk at the time of the increase. (Note: Only the increase in Face Amount is subject to the additional Surrender Charge Period.) The Surrender Charge for each increase in Face Amount ("layer") is calculated as the Surrender Charge factor per $1,000 of Face Amount multiplied by the number of thousands of dollars of Face Amount in the layer, multiplied by the Surrender Charge.  The Surrender Charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the Surrender Charge Period after the Policy Date (or date of any Face Amount increase). The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the "Surrender Charge" section of this prospectus.  More detailed information about the Surrender Charges applicable to you is available from your registered representative.

P4PThis maximum Surrender Charge is based on an Insured with the following characteristics: female, Age 85, in the standard smoker underwriting class of risk. This maximum charge may also apply to Insureds with other characteristics.

P5PThis minimum Surrender Charge is based on an Insured with the following characteristics: female, Age 0, in the juvenile underwriting class of risk. This minimum charge may also apply to Insureds with other characteristics.
P6PThe first 12 Transfers per Policy Year are free.

P7PWe do not assess a Monthly Deduction for this endorsement, but if exercised, we reduce the accelerated Death Benefit to compensate us for income lost due to early payment of the Death Benefit.  We assume a 12-month period for this discount and the annual interest rate we use will be a discount rate that is the greater of the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate.  We also assess an administrative charge for each Accelerated Death Benefit request. The amount as of January 1, 201 7 is $350.00, but will be subject to cumulative annual cost-of-living increases as measured by the Consumer Price Index for All Urban Consumers ("CPI") since January 1, 2012.  For further information about the Terminal Illness Accelerated Death Benefit Endorsement, including a numerical example showing the calculation of a discounted accelerated Death Benefit and the impact of acceleration, please see the "Supplemental Benefits (Riders)" section of this prospectus.

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including Funds' fees and expenses.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current ChargeP[1]
Monthly Policy Fee	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 121	$15.00 per month through Age 120 $0 at Age 121	$12.00 per month $0 at Age 121
Cost of InsuranceP[8] (without Extra Ratings)P9	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 121
Maximum ChargeP[10]		$83.33 per $1,000 of amount at risk per monthP[11]	$50.00 per $1,000 of amount at risk per monthP[11]

Minimum ChargeP[12]		$ 0.02 per $1,000 of amount at risk per monthP[11]	$0.01 per $1,000 of amount at risk per monthP[11]

Initial Charge for a male Insured, Age 30, in the select non-smoker class of risk, Band 2		$0.09 per $1,000 of amount at risk per monthP[11]	$0.02 per $1,000 of amount at risk per monthP[11]

P8PCost of insurance charges are based on a number of factors, including, but not limited to: the Insured's Age, sex and underwriting class of risk, and the Policy's Face Amount, Policy duration, and amount at risk. Cost of insurance rates generally will increase each year with the Insured's Age. Cost of insurance rates are generally lower for each higher band of Face Amount. For example, Band 2 (Face Amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (Face Amounts of $100,000 - $249,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy Data will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

P9PWe may place an Insured in a substandard underwriting class of risk with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the Insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of amount at risk.
P10PThis maximum charge is based on an Insured with the following characteristics: male, Age 85, standard smoker class of risk, with an initial Face Amount of $100,000 - $249,999 (Band 1) and in the 35PthP Policy Year. This maximum charge may also apply to Insureds with other characteristics.
P11PThe amount at risk equals the Death Benefit on a Monthly Policy Date, minus the Policy Value on such Monthly Policy Date.

P12PThis minimum charge is based on an Insured with the following characteristics: female, Age 5, juvenile class of risk, with an initial Face Amount of $1,000,000 or higher (Band 4) and in the 1PstP Policy Year. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current ChargeP[1]

Monthly Expense	Monthly on the Policy Date and on each Monthly Policy Date for 2- 5 years from the Policy Date, and for 2-5 years from the date of any increase in Face Amount
Charge Per ThousandP[13]
(MECPT)

Maximum ChargeP[14]		$ 1.75 per $1,000 of	$ 1.75 per $1,000 of
		Face Amount per month	Face Amount per month
Minimum ChargeP[15]		$ 0.09 per $1,000 of	$0.09 per $1,000 of
		Face Amount per month	Face Amount per month
Initial Charge for a male Insured, Age 30, Band 2		$ 0.36 per $1,000 of Face Amount per month	$ 0.36 per $1,000 of Face Amount per month

Mortality and Expense	Daily	Annual rate of 0.60% for years 1-10 and 0.30% for years 11+ of average daily net assets of each Subaccount in which your Policy Value is allocated	Annual rate of 0.00% of average daily net assets of each Subaccount in which your Policy Value is allocated
Risk Charge

Loan Interest SpreadP[16]	On Policy Anniversary or earlier, as applicable[17]	1.0% (effective annual rate)	0.75% (effective annual
rate)

P13PWe deduct the monthly expense charge on each Monthly Policy Date as part of the Monthly Deductions for a maximum of 5 years from the Policy Date based on the Insured's Age, sex and Policy Face Amount Band on the Policy Date. We also assess a new monthly expense charge ("MECPT") for a maximum of 5 years following any increase in Face Amount that is based on the Insured's Age, sex and Policy Face Amount Band on the date of the increase.  The MECPT for an increase expires based on the years In Force since the date of the increase.  If the Policy Lapses and is Reinstated, the MECPT period is extended by the amount of time the Policy was Lapsed.
P14PThis maximum charge is based on an Insured with the following characteristics: Male, Age 65, Band 3. This maximum charge may also apply to Insureds with other characteristics.
P15PThis minimum charge is based on an Insured with the following characteristics: Female, Age 1, Band 4. This minimum charge may also apply to Insureds with other characteristics.

P16PThe Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to the Loan Reserve (an effective annual rate of 2.0% guaranteed). After the 10PthP Policy Year, we apply preferred loan rates on an amount equal to the Policy Value minus total Premiums paid (less any cash withdrawals) and minus any Loan Balance. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

P17PWhile a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayment, policy Lapse, Policy surrender, Policy Termination or the Insured's death.

Optional Rider Charges:P18
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current ChargeP[1]

Accidental Death	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 70
Benefit Rider

Maximum ChargeP[19]		$ 0.18 per $1,000 of Rider Face Amount per month	$ 0.18 per $1,000 of Rider Face Amount per month

Minimum ChargeP[20]		$ 0.10 per $1,000 of Rider	$ 0.10 per $1,000 of Rider
		Face Amount per month	Face Amount per month

Initial charge for a male Insured, Age 30		$ 0.10 per $1,000 of Rider Face Amount per month	$ 0.10 per $1,000 of Rider Face Amount per month
Disability Waiver	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 65 of Monthly

Deductions RiderP[21]

Maximum ChargeP[22]		$ 0.39 per $1,000 of Base	$ 0.39 per $1,000 of Base
		Policy amount at risk per	Policy amount at risk per
		monthP[11]	monthP[11]
Minimum ChargeP[23]		$ 0.03 per $1,000 of Base	$0.03 per $1,000 of Base
		Policy amount at risk per	Policy amount at risk per
		monthP[11]	monthP[11]
Initial charge for a male Insured, Age 30		$ 0.04 per $1,000 of Base Policy amount at risk per monthP[11]	$ 0.04 per $1,000 of Base Policy amount at risk per monthP[11]

P18POptional Rider cost of insurance charges are based on a number of factors, including, but not limited to: each Insured's Age, sex and underwriting class of risk and the Policy Year, and Rider Face Amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Rider and Policy Data will indicate the Rider guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
P19PThis maximum charge is based on an Insured with the following characteristics: male, Age 66, and in the 1st Policy Year. This maximum charge may also apply to Insureds with other characteristics.
P20PThis minimum charge is based on an Insured with the following characteristics: male, Age 45, and in the 1st Policy Year. This minimum charge may also apply to Insureds with other characteristics.

P21PDisability Waiver of Monthly Deductions charges are based on the Insured's Age and sex, and the amount at risk. The charges shown are for the Policy without Riders and other benefits.  The addition of Riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the Rider shown in the table may not be representative of the charges you will pay. Your Policy Data will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
P22PThis maximum charge is based on an Insured with the following characteristics: female, Age 55 at issue. This maximum charge may also apply to Insureds with other characteristics.
P23PThis minimum charge is based on an Insured with the following characteristics: male, Age 18 at issue. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current ChargeP[1]

Disability Waiver of Premium RiderP[24]	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 65

Maximum ChargeP[25]		$ 1.61 per $10 of monthly Rider benefit	$ 1.61 per $10 of monthly Rider benefit

Minimum ChargeP[26]		$ 0.28 per $10 of monthly Rider benefit
$ 0.28 per $10 of monthly Rider benefit

Initial charge for a male Insured, Age 30
		$0.38 per $10 of monthly Rider benefit	$ 0.38 per $10 of monthly Rider benefit

Children's Benefit RiderP[27]	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured under the Base Policy reaches Age 65	$0.50 per $1,000 of Rider Face Amount per month	$0.50 per $1,000 of Rider Face Amount per month

Additional Insured RiderP[28] (without Extra Ratings)P9

Cost of Insurance	Monthly, on the Policy Date and on each Monthly Policy Date until the additional Insured reaches Age 100
Maximum ChargeP[29]		$ 31.37 per $1,000 of Rider Face Amount per month	$ 24.85 per $1,000 of Rider Face Amount per month

Minimum ChargeP[30]		$ 0.04 per $1,000 of Rider Face Amount per month	$ 0.01 per $1,000 of Rider Face Amount per month

P

24PThe charge for this Rider is a level rate based on the Insured's Age, sex and the amount of monthly Rider benefit that would be paid in the event of a total disability as defined in the Rider.  The monthly Rider benefit is the lesser of the Initial Monthly Planned Premium, the Monthly Guideline Level Premium, or $1,000 monthly.
P25PThis maximum charge is based on an Insured with the following characteristics: female, Age 55 at issue. This maximum charge may also apply to Insureds with other characteristics.
P26PThis minimum charge is based on an Insured with the following characteristics: male, Age 18 at issue. This minimum charge may also apply to Insureds with other characteristics.
P27PThe charge for this Rider is based on the Rider Face Amount and the cost per $1,000 does not vary.
P28PRider cost of insurance charges are based on a number of factors, including, but not limited to the Insured's Age, sex and underwriting class of risk, the Policy Year, and the Rider Face Amount. Cost of insurance rates generally will increase each year with the age of the Insured. The Rider's cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Rider and Policy Data will indicate the maximum guaranteed Rider charges applicable to your Policy. You can obtain more information about these Riders by contacting your registered representative.
P29PThis maximum charge is based on an Insured with the following characteristics: male, Age 85 at issue, standard smoker underwriting class of risk and in the 15th Policy Year. This maximum charge may also apply to Insureds with other characteristics.
P30PThis minimum charge is based on an Insured with the following characteristics: female, Age 18, select nonsmoker class of risk and in the first Policy Year. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current ChargeP[1]

Additional Insured RiderP[28] P(cont.)
Initial charge for a
female Insured, Age 30, in the select non-smoker
class of risk, Band 1

Monthly Expense Charge Per Thousand (MECPT)

Maximum ChargeP[29]

Minimum ChargeP[30]

Initial charge for a female Insured, Age 30, in the select non-smoker class of risk, Band 1

	Monthly, on the Policy Date and each Monthly Policy Date for four years from the date of issue or any increase or addition after issue	$ 0.05 per $1,000 of Rider Face Amount per month $ 2.29 per $1,000 of Rider Face Amount per month $ 0.21 per $1,000 of Rider Face Amount per month $ 0.25 per $1,000 of Rider Face Amount per month	$ 0.01 per $1,000 of Rider Face Amount per month $ 2.29 per $1,000 of Rider Face Amount per month $ 0.21 per $1,000 of Rider Face Amount per month $ 0.25 per $1,000 of Rider Face Amount per month
Base Insured RiderP[28] P(without Extra Ratings)P9	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 100

Maximum ChargeP[29]		$ 31.37 per $1,000 of Rider	$ 24.85 per $1,000 of Rider
		Face Amount per month	Face Amount per month
Minimum ChargeP[30]		$ 0.04 per $1,000 of Rider	$ 0.02 per $1,000 of Rider
		Face Amount per month	Face Amount per month
Initial charge for a Male Insured, Age 30, in the select non-smoker class of risk, Band 2		$ 0.09 per $1,000 of Rider	$ 0.01 per $1,000 of Rider
		Face Amount per month	Face Amount per month

Overloan Protection Rider	When Rider is exercised	One-Time ChargeP[31] U Age Percentage 75-90 5% 91 4% 92 3% 93 2% 94-120 1%

P31One-timeP charge equal to a percentage of gross Policy Value based on the Insured's Age.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current ChargeP[1]

Long Term Care Rider	Monthly, on the Policy
Date and on each Monthly Policy Date until the Insured reaches Age 121

Maximum ChargeP[32]		$ 9.17 per $1,000 of policy amount at risk	$ 4.58 per $1,000 of policy amount at risk

Minimum ChargeP[33]		$ 0.04 per $1,000 of policy amount at risk	$ 0.02 per $1,000 of policy amount at risk

Initial charge for a male Insured, Age 30, in the select non- smoker class of risk, Band 2		$ 0.04 per $1,000 of policy amount of risk	$ 0.02 per $1,000 of policy amount of risk

P32PThis maximum charge is based on an Insured with the following characteristics: male, Age 35, smoker class of risk and in the P75PthP Policy Year. This maximum charge may also apply to Insureds with other characteristics.
P33PThis minimum charge is based on an Insured with the following characteristics: male, Age 18, preferred non-smoker class of risk and in the first Policy Year. This minimum charge may also apply to Insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see "Sale of the Policies."
Range of Expenses for the Funds

The next table shows the lowest and highest total operating expenses charged by the Funds during the fiscal year ended December 31, 201 6 .P1   PExpenses of the Funds may be higher or lower in the future.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0. 33%	0. 90%

P1P The Funds' expenses used to prepare this table were provided to Transamerica Life by the Funds.  The expenses shown are those incurred for the year ended December 31, 201 6 . Current or future expenses may be greater or less than those shown.
P
Transamerica Life, the Separate Account, the Basic Interest Account and the Funds
Transamerica Life
Transamerica Life Insurance Company, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.
Financial Condition of the Company
The benefits under the Policy are paid by Transamerica Life from its General Account assets and/or your Policy Value held in the Separate Account.  It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account.  Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account.  These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.  See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the Basic Interest Account, which is supported by the assets in our General Account.  See "The Basic Interest Account."  Any guarantees under the Policy that exceed your Policy Value, such as those associated with the Policy's Death Benefit, are paid from our General Account (and not the Separate Account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of Subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our General Account, and may require purchasers of certain of the variable insurance products that we offer to allocate Premiums and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand o ur financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the Separate Account—are located in the SAI.  The SAI is available at no charge by sending your request to our Mailing Address - Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids Iowa 52499 - or by calling us at (800) 322-7164. In addition, the SAI is available on the SEC's website at 6TUhttp://www.sec.govU6T.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Life's ability to meet its obligations to its policyowners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company, Inc. (www.ambest.com), Moody's Investors Service, Inc. (www.moodys.com), S&P  Global (www.standardandpoors.com), and Fitch Ratings
(www.fitchratings.com).
The Separate Account
The Separate Account is an investment account established by us under the laws of the state of Iowa to invest Net Premiums received by us under one or more forms of variable adjustable life insurance. We own the assets in the Separate Account and we may use assets in the Separate Account to support other variable life insurance policies we issue and which invest in the Separate Account. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
The Separate Account is divided into Subaccounts, each of which invests in shares of a specific Fund. These Subaccounts buy and sell Fund shares at net asset value without any sales charge. Any dividends and distributions from a Fund are reinvested at net asset value in shares of that Fund.
Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment experience and not the investment experience of our other assets. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue and invest in the Separate Account. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.
Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account, which may include:
•
Transferring assets of the Separate Account or any Subaccount, which we determine to be associated with the class of contracts to which the Policy belongs, to another Separate Account or Subaccount. In the event we make such a transfer, the term "Separate Account" or "Subaccount" as used in the Policy shall mean the Separate Account or Subaccount to which we transfer the assets;

•	Removing, combining, or adding Subaccounts and making the combined or added Subaccounts available for allocation of Net Premiums;
•	Closing certain Subaccounts to allocations of new Net Premiums by current or new policyowners;
•	Combining the Separate Account or any Subaccounts with one or more different Separate Accounts or Subaccounts;
•	Establishing additional Separate Accounts or Subaccounts to invest in new Fund Groups;
•	Operating the Separate Account as a management investment company;
•	Managing the Separate Account at the direction of a committee;
•	Endorsing the Policy, as permitted by law, to reflect changes to the Separate Account and Subaccounts as may be required by applicable law;
•	Changing the investment objective of a Subaccount;
•	Substituting, adding, or deleting Funds in which Subaccounts currently invest Net Premiums, to include newly designated Funds;
•	Funding additional classes of variable life insurance contracts through the Separate Account; and
•	Restricting or eliminating any voting privileges of policyowners or other persons who have voting privileges in connection with the operation of the Separate Account.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

In addition, the Fund Groups that sell their Fund shares to the Subaccounts may discontinue offering their shares to the Subaccounts.
The Basic Interest Account
The Basic Interest Account is part of Transamerica Life's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by the Separate Account.  Subject to applicable law, Transamerica Life has sole discretion over the investment of the Basic Interest Account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the Basic Interest Account.  Please see the section above entitled "Risks of Managing General Account Assets."  Transamerica Life guarantees that the amounts allocated to the Basic Interest Account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining Basic Interest Account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the Basic Interest Account will begin earning interest credited daily and compounded annually at the Current Interest Rate in effect at the time it is allocated. Unless otherwise required by state law, we may restrict your allocations and Transfers to the Basic Interest Account if the Basic Interest Account value following the allocation or Transfer would exceed $250,000. (This restriction does not apply to any Transfers to the Basic Interest Account necessary in the exercise of conversion rights.) We may declare Current Interest Rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or Transfer to the Basic Interest Account. When we declare a Current Interest Rate higher than the guaranteed rate on amounts allocated to the Basic Interest Account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period"). At the end of the guarantee period we may declare a new Current Interest Rate on those amounts and any accrued interest thereon. We will guarantee this new Current Interest Rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the Basic Interest Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.
We allocate amounts from the Basic Interest Account for cash withdrawals, Transfers to the Subaccounts, or Monthly Deductions charges on a first-in, first-out basis ("FIFO") for the purpose of crediting interest.

The Basic Interest Account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Basic Interest Account.  Disclosures regarding the Basic Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Funds
The Separate Account invests in Fund shares of a Fund Group. Each Fund is an investment division of a Fund Group, which is an open-end investment management company registered with the SEC.  Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds.  Thus, each Fund operates as a separate investment Fund, and the income or loss of one Fund has no effect on the investment performance of any other Fund. Pending any required approval by a state insurance regulatory authority, certain Subaccounts and corresponding Funds may not be available to residents of some states.
Each Fund's investment objective(s) and policies are summarized below. There is no assurance that a Fund will achieve its stated objective(s). Certain Funds may have investment objectives and policies similar to other Funds that are managed by the same investment adviser or sub-adviser. The investment results of the Funds, however, may be higher or lower than those of such other Funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other Fund, even those with the same investment adviser or manager.
Certain Funds invest substantially all of their assets in portfolios of other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.
As described in more detail in the underlying Fund prospectuses, certain underlying Funds employ a managed volatility strategy that is intended to reduce the underlying Fund's overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy Value rising less than would have been the case if you had been invested in an underlying Fund with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy Value may decline less than would have been the case if you had not invested in underlying Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying Fund's optimal risk targets, and the underlying Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified by an "*" preceding the name of the Fund in the first column of the chart below. You can find more detailed information about the Funds, including the investment objective and a description of risks, in the Fund prospectuses. You may obtain a free copy of the Fund prospectuses by contacting us at our Administrative Office at 1-800-322-7164. You should read the Fund prospectuses carefully.

Note: If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full prospectus.
UFund	UInvestment Adviser/Sub-Adviser	UInvestment Objective
TRANSAMERICA SERIES TRUST:
Transamerica Aegon Government Money Market VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
*Transamerica Managed Risk Portfolio-Balanced ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks to balance capital appreciation and income.
*Transamerica Managed Risk Portfolio-Conservative ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks current income and preservation of capital.
Transamerica Managed Risk Portfolio-Growth ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
P

1During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Government Money Market VP Subaccount may become extremely low and possibly negative. P

UFund	UInvestment Adviser/Sub-Adviser	UInvestment Objective

*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP [2]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP [2]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP [2]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
Transamerica WMC US Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Fidelity Funds:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company Geode Capital Management, LLC FMR Co., Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500PSM PIndex.
AMERICAN FUNDS Insurance Series:
American Funds Growth Fund	Capital Research and Management Company	Seeks to provide you with growth of capital.
American Funds Growth-Income Fund	Capital Research and Management Company	Seeks to achieve long-term growth of capital and income.
American Funds International Fund	Capital Research and Management Company	Seeks to provide you with long-term growth of capital.
P
5P555 2 This Fund invests in a combination of underlying Exchange Traded Funds ("ETFs").  Please see the Fund's prospectus for a description of the investment strategy and the risks associated with investing in the Fund.
P
   Transamerica Asset Management, Inc. ("TAM"), located at  1801 California Street, Suite 5200, Denver, Colorado 80202-2642, is directly owned by our affiliates, Transamerica Premier Life Insurance Company (77%), and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust ("Series Trust") and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. For certain Funds, TAM has engaged investment sub-advisers to provide fund management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. Please see the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.
Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109-3605, serves as investment adviser to the Fidelity Index 500 Portfolio and manages the Fund in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. FMR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Please see the Fidelity VIP prospectus for more information regarding FMR.
Capital Research and Management Company ("Capital"), located at 333 South Hope Street, Los Angeles, California 90071-3061 and 6455 Irvine Center Drive, Irvine, California 92618-4518, serves as the investment adviser to the American Funds Insurance Series (the "Series") (and to other mutual funds). Capital is a wholly owned subsidiary of The Capital Group Companies, Inc. and was founded in 1931.  Capital manages the Funds in accordance with the policies and guidelines established by the Board of Trustees of the Series. Capital is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Please see the American Funds Insurance Series prospectus for more information regarding Capital.

Selection of Underlying Funds.  The underlying Funds offered through this product are selected by Transamerica Life.  Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled "Revenues We Receive.")  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or Transfers of Policy Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust Funds at least in part because they are managed by TAM, our directly owned subsidiary.
You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
In making your Subaccount selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Funds including each Fund's prospectus, SAI and annual and semi-annual reports.  After you select Funds for your Initial Premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your Policy Value resulting from the performance of the Funds you have chosen.
We do not recommend or endorse any particular Fund and we do not provide investment advice.
Addition, Deletion, or Substitution of Funds.  We do not guarantee that each Fund will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new Funds or fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any Subaccount for shares of a different Fund.  New or substitute Funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other Funds for the Separate Account.  We reserve the right to Transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Policy belongs.
Your Right to Vote Fund Shares.  Even though we are the legal owner of the Fund shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as policyowners instruct, as long as such action is required by law.
Before a vote of a Fund's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of Fund shares that corresponds to the amount of Policy Value you have in that Fund (as of a date set by the Fund).
If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions
This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	●	The Death Benefit, cash and loan benefits.
	●	Account options, including Premium allocations.
	●	Administration of elective options.
	●	The distribution of reports to policyowners.

Costs and expenses we incur:	●	Costs associated with processing and underwriting applications.
	●	Expenses of issuing and administering the Policy (including any Policy Riders).
	●	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	●	Other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local Premium and other taxes and fees.

Risks we assume:	●	That the charges we may deduct may be insufficient to meet our actual claims because Insureds die sooner than we estimate.
	●	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.
Some or all of the charges we deduct are used to pay aggregate policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Expense Charge
Before we allocate the Net Premium payments you make, we will deduct the following Premium Expense Charge:
The Premium Expense Charge is equal to:	For All Except Policies Issued to Residents of Puerto Rico: • 5% of Premiums during the first 5 Policy Years and 2.5% thereafter. We guarantee that this charge will not exceed 5%.
For Policies Issued to Residents of Puerto Rico: • Currently, 9% of Premiums during the first five Policy Years, and 6.5% thereafter. We guarantee that this charge will not exceed 11%.
Some or all of the Premium Expense Charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the Premium Expense Charge we deduct will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.
Monthly Deductions
We take Monthly Deductions from the Policy Value on the Policy Date and on each Monthly Policy Date before the Insured's Age 121.   Monthly deductions will be taken on a pro-rata basis from each Account Option unless you elect self-directed Monthly Deductions.  You may elect self-directed Monthly Deductions by sending us a request in a form satisfactory to us.  If self-directed Monthly Deductions are elected, the portion of each Monthly Deduction taken from each Account Option will equal the Monthly Deduction times the selected percentage for that Account Option.  If any of the selected Account Options would be reduced to zero by the current Monthly Deduction, Monthly Deductions will be taken on a pro-rata basis from each Account Option, according to the portion of the Policy Value in each.

You may change the election of self-directed Monthly Deductions by sending us a request in a form satisfactory to us.  The change to or from self-directed Monthly Deductions will be effective on the date we record the change.
 Because portions of the Monthly Deductions (such as cost of insurance) can vary monthly, the Monthly Deductions will also vary.

Each Monthly Deduction consists of:	●	The monthly policy fee for the Policy; plus
	●	The monthly cost of insurance charge for the Policy (including any surcharge associated with flat extra or substandard table ratings): plus
	●	The monthly expense charge for the Policy; plus
	●	Any charge for additional benefits provided by Riders.

 Monthly Policy Fee. This fee is determined by us and is used to cover aggregate policy expenses.  We may increase or decrease the fee from time to time, but we will never charge in excess of the guaranteed maximum monthly policy fee shown in the Policy Data.  Any change in the monthly policy fee will be applied uniformly to all policies with the same Face Amount, Age, sex and class of risk that have been in effect for the same length of time.

●	This charge varies by age at issue and Policy duration and is charged each month until Age 121:

Guaranteed	Current
$15/month	$12/month

•	This charge is determined by us, but we guarantee this charge will never be more than $15 per month for all Ages and durations and will be $0 starting at Age 121.
•	This charge is used to cover aggregate policy expenses.
Cost of Insurance Charge.  To determine the appropriate monthly cost of insurance rates, we use our current monthly cost of insurance rate tables in effect for the Policy using the Face Amount and the Insured's Age, sex, class of risk, and any substandard rating (as shown in the Policy Data) and the length of time since the Policy Date or the date of any increase in Face Amount.  Different monthly cost of insurance rates may apply to increases in the Face Amount following the Policy Date and any additional Death Benefit caused by the application of the Death Benefit factor.  Monthly cost of insurance rates may be changed by us from time to time.  A change in the monthly cost of insurance rates will apply to all persons of the same Face Amount, Age, sex, class of risk and any substandard rating whose policies or increases in the Face Amount have been in effect for the same length of time.  The rates will not exceed those shown in the table of guaranteed maximum monthly cost of insurance rates using the Insured's Age, sex and class of risk, adjusted for any rating.

The monthly cost of insurance as of each Monthly Policy Date is determined as follows:
1.	Determine the amount at risk by subtracting the Policy Value from the amount of the Death Benefit.
2.	Divide the amount by 1,000.
3.	Allocate the result as set forth below and multiply each resulting amount by the appropriate monthly cost of insurance rate to arrive at the monthly cost of insurance.

In determining the amount at risk and the appropriate monthly cost of insurance rates, we first apply the Policy Value to the initial Face Amount.  If the Policy Value exceeds the initial Face Amount, we will then apply the remaining Policy Value to any increases in the Face Amount in the order of their occurrence.  Any remaining Policy Value will then be applied to any additional Death Benefit caused by the application of the death benefit factor.

Your monthly current cost of insurance rate depends, in part, on your Face Amount band. The Face Amount bands available are:

➢  Band 1: $100,000 - $249,999
➢ Band 2: $250,000 - $499,999
➢  Band 3: $500,000 - $999,999
➢  Band 4: $1,000,000 and above
Cost of insurance rates are generally lower for each higher band of Face Amount.

We determine your Face Amount band by referring to the Face Amount for the Base Policy (that is, the initial Face Amount on the Policy Date, plus any increases, and minus any decreases).

If the Insured's Age is 0-17 on the Policy Date, the class of risk will be "Juvenile" and the guaranteed maximum cost of insurance rates will be the composite rates in the 2001 C.S.O. Table. We will notify you 60 days prior to the Insured's Age 18 that the Insured is eligible for reclassification to an adult Non-Smoker class of risk upon proper evidence of insurability.  If you do not respond to our notification, or if the Insured does not qualify for reclassification as a Non-Smoker, the guaranteed maximum cost of insurance rates will continue to be the composite rates in the 2001 C.S.O. Table.
The factors that affect the net amount at risk for each layer of Face Amount include the investment performance of the Subaccounts in which you allocate Policy Value, payment of Premiums, the fees and charges deducted under the Policy, the Death Benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, Transfers, and changes in Face Amount). The actual monthly cost of insurance rates is primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the Insured's Age, sex, and underwriting class of risk.
If you increase the Face Amount, different monthly cost of insurance rates may apply to that layer of Face Amount, based on factors such as the Insured's Age and underwriting class of risk at the time of the increase, sex, and the length of time since the increase. Increases in Face Amount may move the Policy into a higher Face Amount band, resulting in a decrease in the rates for the cost of insurance charge.
Decreases in Face Amount may cause the Policy to drop into a lower band of Face Amount and may result in an increase in the rates for the cost of insurance. Decreases in Face Amount will be applied on a last-in, first-out basis to the Face Amount, and will first reduce the Face Amount provided by the most recent increase in Face Amount, then reduce the next most recent increases, successively, and thereafter reduce the initial Face Amount.
The underwriting class of risk of the Insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the Insured's life expectancy.  We currently place Insureds into preferred and standard classes. We also place Insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an Insured may be placed into an extra risk factor class of risk include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).
We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

Monthly Expense Charge.  This charge equals:

•	The Face Amount on the Policy Date divided by 1,000 and then multiplied by the applicable monthly expense charge per thousand; plus
•	The monthly expense charge for each increase in Face Amount caused by a requested increase; minus
•	The monthly expense charge for any Face Amount that has been decreased.

 We determine the rate of the monthly expense charge per 1,000 and may change it from time to time, but will never charge in excess of the applicable guaranteed maximum monthly expense charge per 1,000.  The monthly expense charge per 1,000 applicable to an increase in the Face Amount may be different from the monthly expense charge per 1,000 on the initial Face Amount.  The guaranteed maximum monthly expense charge per 1,000 in effect on the Policy Date is shown in the Policy Data.  Any change in the monthly expense charge per 1,000 will be applied uniformly to all policies or Face Amount increases with the same Face Amount, Age, sex and underwriting class of risk that have been in effect for the same length of time.

Optional Insurance Riders.  The Monthly Deductions will include charges for any optional insurance benefits you add to your Policy by Rider.  Please refer to the section below entitled "Rider Charges" for a description of the Rider charges.

Mortality and Expense Risk Charge
   We deduct a daily charge from each Subaccount that, together with other fees and charges, compensates us for services rendered in providing customer support (e.g., illustrations; underwriting; Lapse notification; claims processing; customer service by agent, telephone and fax transactions; online account access; statements; prospectuses; historical performance; and Fixed Account guaranteed interest) and investment related services (e.g., automatic billing and ACH payments; asset rebalancing; dollar cost averaging; tax reporting; Transfers; and third party administration), the expenses expected to be incurred, and the risks assumed. This charge is equal to:
•	The value of each Subaccount; multiplied by
•	The daily pro rata portion of the annual Mortality and Expense Risk Charge rate.
The current annual rate for the Mortality and Expense Risk Charge is equal to 0.00% of the average daily net assets of each Subaccount in which your Policy Value is allocated. We guarantee this charge to be no more than 0.60% annually for Policy Years 1-10 and 0.30% for Policy Years 11+.
If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.
Surrender Charge
You may surrender your Policy for its Cash Surrender Value at any time upon Written Request (in Good Order). If you exercise this option, the Policy and all attached Riders will terminate.  If you surrender your Policy completely during the Surrender Charge Period or during the Surrender Charge Period following an increase in Face Amount, we deduct a Surrender Charge from your Policy Value and pay the remaining Policy Value (less any Loan Balance) to you.  The Surrender Charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.
The Surrender Charge is a charge for each $1,000 of the initial Face Amount of your Base Policy and of each increase in Face Amount and varies by Age of Insured, sex and risk class. The Surrender Charge that will apply on a full surrender of the Policy is the total of the Surrender Charge calculated for the initial Face Amount and the Surrender Charges calculated for each increase in Face Amount.
The Surrender Charge Period varies by Age of Insured:

Age at Issue/Increase	Surrender Charge Period
0-50	15 years
51	14 years
52	13 years
53	12 years
54	11 years
55+	10 years
A Surrender Charge is not assessed if you wait until the end of the Surrender Charge Period to surrender your Policy and you have not increased your Face Amount within that period.
If your Policy has Lapsed and is Reinstated, the period of Lapse is not counted; rather, the Surrender Charge at Reinstatement is exactly what it was at Lapse (e.g., a Policy that Lapses at 5 years and is Reinstated at 8 years has year 5 Surrender Charges at Reinstatement).
The Surrender Charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances, the level of Surrender Charges might result in no Cash Surrender Value available if you surrender your Policy in the early Policy Years.  This will depend on a number of factors, but is more likely if:
•	You pay Premiums equal to or not much higher than the Minimum Monthly No Lapse Premium shown in Your Policy; and/or
•	Investment performance is low.

In addition, Surrender Charges that apply after any increase in Face Amount will likely significantly reduce your Cash Surrender Value.

The Surrender Charge will be equal to A multiplied by B, multiplied by C where:	A =	The Surrender Charge per $1,000 of initial Face Amount and the charge per $1,000 of any increase in Face Amount; multiplied by
	B =	The number of thousands of the initial Face Amount and the number of thousands of any increase in Face Amount; multiplied by
	C =	The Surrender Charge factor.
The Surrender Charge per thousand is calculated separately for the initial Face Amount and for each increase in Face Amount, using the rates found in Appendix A-1.

The Surrender Charge factor is also determined separately for the initial Face Amount and for each increase in Face Amount In Force.  The Surrender Charge factor varies by the Age of the Insured (on the Policy Date or date of Face Amount increase) and number of years since the Policy Date or date of Face Amount increase. If the Policy has lapsed and been reinstated, the surrender charge is based on the amount of time that the Policy or increase in specified amount has been in force with no credit for periods of lapse. In no event are the Surrender Charge factors any greater than those shown in the table in Appendix A-2. For more information, please see "Appendix A-2- Surrender Charge Factors." Note: The table of Surrender Charges listed in your Policy Data pages reflects the multiplication of the Surrender Charge per Thousand by the Surrender Charge Factor.
Transfer Charge
We currently allow you to make 12 Transfers between Subaccounts and/or Transfers to and from the Basic Interest Account each Policy Year free of charge.  Except as listed below, the charge is $25 for each additional Transfer.  We deduct the Transfer charge from the amount being Transferred.  We will not increase this charge.
•	For purposes of assessing the Transfer charge, all Transfers made in one day, regardless of the number of Subaccounts affected by the Transfer, will be considered a single Transfer.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of Policy Value immediately after the Reallocation Date currently are not treated as Transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as Transfers for the purpose of assessing this charge.
Loan Interest Rate Charge
We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy Anniversary. We will also credit the amount in the Loan Reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10PthP Policy Year, we will apply preferred loan rates charged on an amount equal to the Policy Value; minus total Premiums paid (less any cash withdrawals); and minus any Loan Balance. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the Insured's Age 121, all loans, new and existing, are considered preferred loans.
Cash Withdrawal Charge
You may take cash withdrawals if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge.  When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.  We deduct this amount from the withdrawal, and we pay you the balance.  We will not increase this charge.
Taxes
We currently do not make any deductions for taxes from the Separate Account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges
9T The following charges apply if you elect any of the Riders available under your Policy as noted below (see "Supplemental Benefits (Riders)"):
•
Terminal Illness Accelerated Death Benefit Endorsement. We reduce the benefit by a discount factor to compensate us for income lost due to the early payment of the Death Benefit. The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  We also assess an administrative charge.  For a complete description of the Terminal Illness Accelerated Death Benefit Endorsement, please refer to the section entitled "Terminal Illness Accelerated Death Benefit Endorsement" in this prospectus.

•
Base Insured Rider. We assess a cost of insurance charge based on the Insured's Age, sex and underwriting class of risk, and the Rider's Face Amount and duration. Cost of insurance charges generally will increase each year with the Insured's Age.

•
Additional Insured Rider. We assess a cost of insurance charge based on each additional Insured's Age, sex, underwriting class of risk, Policy Year and the Rider Face Amount. We assess a monthly expense charge per thousand ("MECPT") based on each additional Insured's Age, Policy Year and the Rider Face Amount.  Cost of insurance charges and MECPT charges generally will increase each year with the Age of the additional Insured.

•	Children's Benefit Rider. We assess a cost of insurance charge based on the Rider Face Amount regardless of the number of children insured.
•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the Insured's Age and Rider Face Amount. Charges generally will increase each year with the Insured's Age.
•
Disability Waiver of Monthly Deductions Rider. We assess a Rider charge based on the Insured's Age and sex, and the Policy's amount at risk, as well as a charge based on those Riders that would be eligible to have Monthly Deductions waived.

•
Disability Waiver of Premium Rider. The charge for this Rider is based on the Insured's Age and sex and the amount of monthly waiver of Premium benefit that would be paid in the event of total disability, as defined in the Rider.

•
Overloan Protection Rider.  There is a onetime charge when the Rider is exercised that is equal to a percentage of the gross Policy Value based on the Insured's Age: 5% for Ages 75-90; 4% for Age 91; 3% for Age 92; 2% for Age 93; and 1% for Ages 94-120.

•
Long Term Care Rider.  We assess a monthly charge for this Rider based on the Insured's Age, sex and class of risk, and the Face Amount band and amount at risk for the Policy. Charges generally will increase each year with the Insured's Age.

Note: Please refer to the Fee Tables above for a description of the current charges and the maximum guaranteed charges that are applied to the Policy's Riders.
Fund Expenses
The value of each Subaccount will reflect the fees and expenses paid by the corresponding Fund – including, but not limited to - management fees and expenses, operating expenses, and any 12b-1 fees.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund.  Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the Transamerica Aegon Money Market VP.
Please see the Fund prospectuses for more detailed information about the Funds.
Revenues We Receive
We (and our affiliates) may directly or indirectly receive payments from the Funds, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular   Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and   recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.
 We (and/or our affiliates) may receive some or all of the following types of payments:
Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. ("TCI"), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain Funds available as investment choices under our variable products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying Funds attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.
Administrative, Marketing and Support Service Fees ("Support Fees"). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the Funds may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the prospectuses for the Funds for more information.)  The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Fund attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ , and the amount of payments may be significant. A dvisers or sub-advisers (or other affiliates) pay ments to us vary .
The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Life and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
American Funds	0.25%
*Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and/or TCI may continue to receive 12b-1 fees and administrative fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust Funds, in terms of our and our affiliates' overall profitability.  During 201 6 , Transamerica Life received $ 15,952.19 in benefits on behalf of the variable life products from TAM.
***We receive this percentage once $100 million in Fund shares are held by the Subaccounts of Transamerica Life and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. ("TFA") , also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the Funds (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from Fund assets.  Policyowners, through their indirect investment in the Funds, bear the costs of those advisory fees (see the prospectuses for the Funds for more information).

Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship (s) or marketing allowance payments that provide such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.  The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 201 6 , TCI and its affiliates received revenue sharing payments that totaled approximately $ 2,700,000.00 . The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Allianzgi Distributors; American Century Investment Management, Inc.; American Funds; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Columbia Threadneedle Investments; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Goldman Sachs; Hartford; Invesco; Janus Capital Management LLC;  Jennison Associates LLC; John Hancock; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP;   Lord Abbett & Co.; Manning & Napier Advisors; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Natixis Global Asset Management; Neuberger Berman; New York Life/Mainstay Investments; Oppenheimer Funds, Inc.; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; Prudential Investments; QS Legg Mason Global Asset Allocation, LLC; Ridgeworth Investments;  Rockefeller & Co.; Schroder Investment Management; Systematic Financial Management; TIAA; Thompson, Siegel & Walmsley; The Vanguard Group, Inc.;  and Wellington Management Company.
Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying Funds currently available in this product.

 Proceeds from certain of these payments by the Funds, advisers, sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose , including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the Funds.
For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.
The Policy
The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.
The principal rights an owner may exercise are:
•	To designate or change beneficiaries before the death of the Insured.
•	To receive amounts payable before the death of the Insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the Face Amount or Death Benefit option type of the Policy.
At issue, the owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive a Transfer of Ownership Form.  The request will take effect as of the date we receive it, in Good Order, at our Mailing Address, or by fax at our Administrative Office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing, in Good Order, and signed by our president or secretary.   Note:  No registered representative may bind us by making any promise not contained in the Policy.
Upon notice to you, we may amend the Policy:
•	To make the Policy or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance policy under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the Separate Account; or
•	To provide additional Subaccounts and/or General Account Options.
Purchasing a Policy
To purchase a Policy, you must submit a completed application, in Good Order, and an Initial Premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI (the principal underwriter for the Policy) and us. We may reject the application at any time before issuing a Policy.
There may be delays in our receipt and processing of applications and Premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our Mailing Address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.
You select the Face Amount of insurance coverage for your Policy within the following limits. Our current minimum Face Amount for a Policy is generally $100,000. We currently charge lower cost of insurance rates for Policies with Face Amounts in higher bands of coverage. We offer the following Face Amount bands of coverage:
•	Band 1: $100,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 - $999,999
•	Band 4: $1,000,000 and above
We will generally only issue a Policy to you if you provide sufficient evidence that the Insured meets our insurability standards. Your application is subject to our underwriting rules and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the Insured is over Age 85. The Insured must be insurable and acceptable to us under our underwriting rules on the later of:
•	The date of your application; or
•	The date the Insured completes all of the medical tests and examinations that we require.
Tax-Free Section 1035 Exchanges
You can generally exchange one life insurance policy for another policy covering the same Insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect
Except as provided in the conditional receipt ("Conditional Receipt"), if issued, or in connection with Section 1035 Exchanges,  insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full Premium must be received by the Company; (2) during the lifetime of every proposed Insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed Insured.
Conditional Insurance Coverage. If you pay the full Initial Premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the Insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept Initial Premiums in advance for Policies with a Face Amount in excess of $2,000,000 or Age of Insureds 76 and higher, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the Initial Premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	The lesser amounts applied for under all Conditional Receipts issued by us; or
	•	$400,000 of life insurance if the proposed Insured is Age 0-15, and is insurable at a standard or better class of risk; or
	•	$1,000,000 of life insurance if the proposed Insured is Age 16-65 and is insurable at a standard or better class of risk; or
	•	$400,000 of life insurance if the proposed Insured is Age 66-75, and is insurable at a standard or better class of risk; or
	•	$100,000 of life insurance for a class of risk with extra ratings regardless of Age.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:

The date of completing all parts of the application (including medical questions);  the date of the last medical examination, tests, and other screenings required by us, if any, or the date requested in the application, whichever is later (the "Effective Date").  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

	1.	As of the effective date, all statements and answers given in the application must be true.
2.
The payment made with the application must not be less than the full Initial Premium for the mode of payment chosen in the application and must be received at our Mailing Address within the lifetime of the proposed Insured for whom the conditional coverage would apply and, in the form of check or draft, must be honored for payment.

3.
All medical examinations, tests, and other screenings required of the proposed Insured by us are completed and the results received at our Administrative Office within 60 days of the date the application was signed.

	4.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in Good Order, at our Mailing Address.

Any conditional life insurance coverage terminates on the earliest of:	•	60 days from the date the application was signed;
	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	•	The Conditional Receipt is not valid unless:
		1.	All blanks in the Conditional Receipt are completed; and
		2.	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no Conditional Receipt coverage for Riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt's conditions have not been met exactly, or if a proposed Insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica Life's liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges.  Coverage may begin earlier in Section 1035 exchange situations as provided in the "Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover" form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:
The Policy has been approved for issue - even if approved other than as applied for - and accepted in writing by the proposed owner and either:
1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy In Force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured's lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy In Force.

Charges will be applied beginning on the date that the coverage takes effect.
Full Insurance Coverage and Allocation of Initial Premium.  Once we determine that the Insured meets our underwriting requirements and you have paid the Initial Premium, full insurance coverage will commence and we will begin to take the Monthly Deductions from your Net Premium. This date is the Policy Date. Any Premiums we receive before the Policy Date will be held in a non-interest bearing suspense account. On the Policy Date the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the Subaccounts and/or the Basic Interest Account as you specified in your application, if your state does not require a full refund of Initial Premium; or (ii) to the Reallocation Account, if your state requires us to return your Initial Premium in the event you exercise your Free Look right.  While held in the Reallocation Account, Premium(s) will be credited with interest at the current Basic Interest Account rate until the Reallocation Date when they will be allocated to the Subaccounts and/or Basic Interest Account as you specified in your application.  Please Note: Your Initial Premium is credited as of the Policy Date if you are not participating in a 1035 Exchange.

 On any day we credit Net Premiums or Transfer Policy Value to a Subaccount, we will convert the dollar amount of the Net Premium (or Transfer) into Subaccount units at the unit value for that Subaccount, determined at the end of the day on which we receive the Premium or transaction request.  We will credit amounts to the Subaccounts only on a Valuation Date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading, but no later than 4:00 p.m. Eastern Time. If Premium or a transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.  This is true whether the requested transaction comes in via fax, wire or other electronic means, or by telephone.
Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your billing coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Credit and Debit Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	Administrative Office

Backdating a Policy
If you request, we may backdate a Policy by assigning a Policy Date earlier than the date full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your Premiums, however, will be credited on the date the Policy is issued, not the backdated Policy Date.  Please Note: State specific rules may apply to a request to backdate a Policy.  Please contact your registered representative for further information.
Cost of insurance charges are based in part on the Age of the Insured on the Policy Date or on the date of a requested increase in Face Amount. Generally, cost of insurance charges are lower at a younger Age. We will deduct the Monthly Deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the Monthly Deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not In Force.
Policy Changes
If the Policy is still In Force on the Policy Anniversary at the Insured's Age 121, the Policy will continue, with the following changes, unless state law otherwise requires:
•	We will not accept any further Premiums.
•	We will no longer deduct the Monthly Deductions.
•	We will continue to deduct the Mortality and Expense Risk Charge, if any.
•	Interest will continue to accrue on any policy loans, as before, but all loans, new and existing, will be considered preferred loans.
•	We will continue to accept policy loan repayments and loan interest payments.
•	We will continue to permit policy loans and withdrawals to be made.

Please Note:  Continuing a Policy beyond the Insured's Age 99 may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy In Force beyond the Insured's Age 99.  Please see the "Federal Income Tax Considerations" section of this prospectus.

Premiums
Allocating Premiums
You must instruct us on how to allocate your Net Premium among the Subaccounts and the Basic Interest Account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each Subaccount from which we will make Transfers and you may be required to Transfer at least a total of $100 monthly.

•	If you select asset rebalancing, your Policy Value (if an existing Policy) or your Initial Premium (if a new Policy) must be at least $5,000.
•
Unless otherwise required by state law, we may restrict allocations and Transfers to the Basic Interest Account if the Basic Interest Account value following the allocation or Transfer would exceed $250,000. (This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional Premiums without charge at any time by writing us at our Mailing Address or calling us at our Administrative Office at 1-800-322-7164, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time.

Please Note: Certain Subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the Subaccount that you select for your allocation to ensure that those allocation instructions are in Good Order. The change will be effective as of the Valuation Date on which we receive the change request, in Good Order, at our Mailing Address or Administrative Office. Upon instructions from you, your authorized registered representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular Subaccount is 1.0% of a Net Premium payment.
Whenever you direct money into a Subaccount, we will credit your Policy with the number of units for that Subaccount that can be bought for the dollar payment. Premium payments received at our Mailing Address, or at the address on your billing coupon (for payments made by check), or at our Administrative Office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a Premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the Subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the Subaccounts only on a Valuation Date, that is, on a date the NYSE is open for trading. (If a transaction request is received after 4:00 p.m. Eastern Time, we will process the requested transaction on the next available business day that the NYSE is open.)  Your Policy Value will vary with the investment experience of the Subaccounts you have chosen. You bear the investment risk for amounts you allocate to the Subaccounts.
You should periodically review how your Policy Value is allocated among the Subaccounts and the Basic Interest Account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your Initial Premium in the event you exercise your Free Look right, we will allocate the Initial Net Premium on the Policy Date (or the Date of Issue if your Policy is backdated) to the Reallocation Account as shown in your Policy Data. While held in the Reallocation Account, Net Premium(s) will be credited with interest at the current Basic Interest Account rate and reduced by any Monthly Deductions due. The Net Premiums will remain in the Reallocation Account until the Reallocation Date. In those states that require us to return all Premiums paid for the Policy in the event you exercise your Free Look right, we set the Reallocation Date to coincide with the Free Look Period that is applicable to your Policy plus a margin of five days for Policy delivery.  Please contact your registered representative for details concerning the Free Look Period for your state.
On the first Valuation Date on or after the Reallocation Date, we will reallocate all Policy Value from the Reallocation Account to the Basic Interest Account and the Subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance on the Reallocation Date to the Basic Interest Account, the Transamerica Aegon Government Money Market VP Subaccount or the Transamerica JPMorgan Core Bond VP Subaccount (depending on which Account Options you selected on your application).
Please Note: For states that do not require a full refund of the Initial Premium, the Reallocation Date is the same as the Policy Date. On the Policy Date, we will allocate your Initial Net Premium, minus Monthly Deductions, to the Basic Interest Account and the Subaccounts in accordance with the instructions you gave us on your application.
Premium Flexibility
You generally have flexibility to determine the frequency and the amount of the Premiums you pay. On or before the Policy Date, we may require you to pay a Premium at least equal to a Minimum Monthly No Lapse Premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make Premium payments at any time up to the Insured's Age 121 and in an amount of at least $50. Under some circumstances, you may be required to pay extra Premiums to prevent a Lapse. Your Minimum Monthly No Lapse Premium may change if you request a change in your Policy. If this happens, we will notify you of the new Minimum Monthly No Lapse Premium. See "Minimum Monthly No Lapse Premium" below.  No further Premium payments will be accepted after the Insured's Age 121 except for amounts paid within grace periods that are required to keep the Policy In Force.
Planned Periodic Payments
You can determine a Planned Periodic Payment schedule, which allows you to pay level Premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in the Policy Data.  You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your Planned Periodic Payments.  Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your Planned Periodic Payments on schedule, your Policy still may Lapse. How long your Policy remains In Force depends on the Policy's Cash Surrender Value. If the Cash Surrender Value is not high enough to pay the Monthly Deductions when due (and your No Lapse Period has expired) then your Policy will Lapse (unless you make the payment we specify during the 61-day grace period).
Minimum Monthly No Lapse Premium
The full Initial Premium is the only Premium you are required to pay under the Policy. However, you greatly increase your risk of Lapse if you fail to regularly pay Premiums at least as large as the current Minimum Monthly No Lapse Premium.
Until the No Lapse Ending Date shown in your Policy Data, we guarantee that your Policy will not Lapse as long as on any Monthly Policy Date you have paid total Premiums (minus any cash withdrawals, and minus any Loan Balance) that equal or exceed the sum of the Minimum Monthly No Lapse Premiums for each month from the Policy Date up to, and including, the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your Face Amount, or if you add, increase or decrease a Rider, you may need to pay additional Premiums in order to keep the No Lapse Guarantee in effect.
The duration of the No Lapse Period varies by Age of Insured at Issue:

Age of the Insured:	0-55	56	57	58	59	60-85
MNLP Period:	10 years	9 years	8 years	7 years	6 years	5 years
The initial Minimum Monthly No Lapse Premium is shown in your Policy Data, and depends on a number of factors, including the Age, sex and class of risk of the Insured, and the Face Amount requested.  We will adjust the Minimum Monthly No Lapse Premium if you change Death Benefit options, increase or decrease the Face Amount, or if any Riders are added or terminated, or if In Force Riders are increased or decreased.
We will notify you of the new Minimum Monthly No Lapse Premium. We also reserve the right to require, before we issue a Policy, that the Initial Premium plus the planned Premium payable during the No Lapse Period is at least equal to the cumulative Minimum Monthly No Lapse Premiums during the No Lapse Period.
You may obtain information about your Minimum Monthly No Lapse Premium and assistance to determine the amount of Premiums you must pay to keep your Policy In Force by contacting our Administrative Office.
Premium Limitations & Payments
We will refund any Premium payments that would cause the total amount of the Premiums you pay to exceed the current maximum Premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See "Death Benefit" for more information regarding the Guideline Premium Test.)
The maximum Premium limitation is set forth in your Policy. If you make a payment that would cause your total Premiums to be greater than the maximum Premium limitations, we generally will return the excess portion of the Premium payment within 60 days after the end of the Policy Year. We will not accept a payment that will cause the Policy to become a Modified Endowment Contract without your consent. (Please see the section of this prospectus entitled "Federal Income Tax Considerations" for more information concerning your Policy or consult a qualified tax advisor.)
We reserve the right to refund any Premium in excess of the Planned Premiums shown in your Policy Data if the total Premium paid during that Policy Year:
1. Increases the difference between the death benefit and the Policy Value;
or
2. Is more than $20 per $1,000 of Face Amount and more than three times the total of the Monthly Deductions for the last Policy Year.
We also reserve the right to refund any premiums that exceed the planned Premiums shown in the Policy Data by more than $25,000 in any twelve-month period. The excess premiums and earnings will not be refunded to the extent that they are necessary to continue the Policy through the end of the Policy Year and to maintain a Cash Surrender Value of zero at the end of that Policy Year. A Premium refund (but not including any earnings thereon) may also be required as a result of a decrease in the Face Amount or other change in the benefits or terms of the Policy which may lower the limit on the premium amount allowable into this Policy for federal income tax purposes.

We will apply any Premium refund amount to any Loan Balance before refunding any excess to you.  The amount refundable will not exceed the Cash Surrender Value.  If the entire Cash Surrender Value is refunded, we will treat the transaction as a surrender of the Policy.
The refund of excess Premium will not be subject to a withdrawal charge but may be subject to taxation.  (Please refer to the "Withdrawals" section for more information on Policy withdrawals.)   The excess Premium refund may increase charges by increasing the net amount at risk for level death benefit Policies and may increase the chance that the Policy may lapse.  Transamerica will not refund excess premium if that would cause the Policy to Lapse.
We may require Premium Payments to be at least $50, ($1,000 if by wire).  If the payment is made by monthly direct deposit, we may require minimum payments of $75.  We may return payments less than the minimum.
Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.
Wire Transfers. We will accept Premium payments by wire transfer.  If you wish to make payments by wire transfer, you should contact our Administrative Office at 1-800-322-7164 for instructions on wiring federal funds to us. Certain charges are deducted from the Premium payments you make.
Tax-Free Exchanges ("1035 Exchanges"). We will accept a part of or all of your Initial Premiums from one or more contracts insuring the same Insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.
Transfers
General
You or your authorized representative may make Transfers among the Subaccounts or among the Subaccounts and the Basic Interest Account. You will be bound by any Transfers made by your authorized representative.  We determine the amount you have available for Transfers at the end of the Valuation Period when we receive your Transfer request. We may, at any time, discontinue Transfer privileges, modify our procedures, or limit the number of Transfers we permit.
The following features apply to Transfers under the Policy:
•
Your Policy may be limited to a cumulative Transfer from the Basic Interest Account each Policy Year of the greater of 25% of the amount in the Basic Interest Account, or the amount transferred out of the Basic Interest Account the previous Policy Year. (See "Basic Interest Account Transfers.")

•
Currently we do not, but reserve the right to, limit the amount of and the number of Transfers out of the Basic Interest Account to one per Policy Year.  If we modify or stop our current practices, we will notify you at the time of your Transfer.

•
Unless otherwise required by state law, we may restrict Transfers to the Basic Interest Account if the Basic Interest Account value following the Transfer would exceed $250,000. This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.

•
You may request Transfers, in Good Order, in writing to our Mailing Address or by fax to our Administrative Office.  Please Note: Certain Subaccounts have similar names. It is important that you state or write the full name of the Subaccount when making a Transfer request to ensure that any Transfer request that you submit is in Good Order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a Subaccount after a Transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each Transfer in excess of 12 Transfers in a Policy Year:
1.  We consider all Transfers made in any one day to be a single Transfer.
2.  Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of Policy Value immediately after the Reallocation Date, are currently not treated as Transfers for the purpose of assessing the Transfer charge.
3.  Transfers under asset rebalancing and dollar cost averaging currently are not treated as Transfers for purpose of assessing the Transfer charge.

We will process any Transfer order that is received, in Good Order, in writing at our Mailing Address, or by fax or by telephone at our Administrative Office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the Subaccount unit value determined at the end of that session of the NYSE. If we receive the Transfer order after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the NYSE.  (If you send your request by fax, be sure to use the correct fax number.  Please see "Telephone and Fax Privileges.")
Disruptive Trading and Market Timing
Statement of Policy. This variable insurance policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the Subaccounts or between the Subaccounts and the Basic Interest Account by market timers or frequent or disruptive traders.  (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying Funds. These adverse effects may include:
1.
Dilution of the interests of long-term investors in a Subaccount if purchases or Transfers into or out of an underlying Fund are made at prices that do not reflect an accurate value for the underlying Fund 's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

2.	An adverse effect on Fund management, such as:
a.	Impeding a Fund manager's ability to sustain an investment objective.
b.	Causing the underlying Fund to maintain a higher level of cash than would otherwise be the case.
c.   Causing an underlying Fund to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or Transfers out of the underlying Fund.
3.	Increased brokerage and administrative expenses.
These risks and costs are borne by all policyowners invested in those Subaccounts, not just those making the Transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying Funds) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying Funds, we cannot guarantee that all harmful trading will be detected or that an underlying Fund will not suffer from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine that you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make Transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the Transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms but, under our current policies and procedures, will include loss of expedited Transfer privileges. We consider Transfers by telephone, fax, or overnight mail to be "expedited" Transfers. This means that we would accept only written Transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the Transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any Premiums or Transfer request from any person without prior notice, if, in our judgment, (1) the payment or Transfer, or series of Transfers, would have a negative impact on an underlying Fund's operations; or (2) if an underlying Fund would reject or has rejected our purchase order or has instructed us not to allow that purchase or Transfer; or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on Transfers, or even prohibit Transfers for any owner who, in our view, has abused, or appears likely to abuse, the Transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue Transfer privileges, modify our procedures, impose holding period requirements, or limit the number, size, frequency, manner, or timing of Transfers we permit. We also reserve the right to reverse a potentially harmful Transfer if an underlying Fund refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some Transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, Transfers for multiple policies invested in the Transamerica Series Trust's underlying Funds which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being Transferred with respect to any one underlying Fund (a smaller amount may apply to smaller Funds).  Please note that Transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transactions quickly and without notice.

Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these Transfer restrictions because of the actions of your investment advisor in providing those services.
In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning Transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Fund. To the extent permitted by law, we also reserve the right to defer the Transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Funds.
Under our current policies and procedures, we do not:
•	Impose redemption fees on Transfers.
•	Expressly limit the number or size of Transfers in a given period except for certain Subaccounts where an underlying Fund has advised us to prohibit certain Transfers that exceed a certain size.
•	Provide a certain number of allowable Transfers in a given period.

Redemption fees, Transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading, and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions.  In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before it is detected and we take steps to deter it.

Please Note: The limits and restrictions described herein are subject to our ability to monitor Transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying Fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the Subaccounts under the variable insurance product. In addition, we may not honor Transfer requests if any Subaccount that would be affected by the Transfer is unable to purchase or redeem shares of its corresponding underlying Fund.

Underlying Fund Frequent Trading Policies. The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Funds may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying Funds describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Fund and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor Transfer requests from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying Funds that would be affected by the Transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio. Please read the fund's prospectus for information about restrictions on transfers.
Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Funds' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying Funds will not be harmed by Transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent Transfer activity. If their policies and procedures fail to successfully discourage harmful Transfer activity, it will affect other owners of underlying Fund shares, as well as the owners of all of the variable annuity contracts or life insurance policies, including ours, whose variable Account Options correspond to the affected underlying Funds.  In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more Transfer requests from owners engaged in market timing and disruptive trading, the underlying Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Telephone and Fax Privileges
Telephone Transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone Transfer privileges will allow you to give authority to the authorized registered representative for your Policy to make telephone Transfers and to change the allocation of future payments among the Subaccounts and the Basic Interest Account on your behalf according to your instructions. To make a telephone Transfer, you may call us at our Administrative Office at 1-800-322-7164, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or you may fax your instructions to our Subaccount Transfer fax number – 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).   Please Note: Certain Subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the Subaccount that you select for your allocation to ensure that those instructions are in Good Order.
Please note the following regarding telephone or fax Transfers:
●	We will employ reasonable procedures to confirm that instructions are genuine.
●	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
●	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
●	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
●	We may also require that you send us the telephone or fax Transfer order in writing.
●	If you do not want the ability to make telephone Transfers, you should notify us in writing at our Mailing Address, or through our fax number to our Administrative Office – 1-727-299-1620.
●	We will not be responsible for same day processing of Transfers if the Transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and fax transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our Administrative Office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
You should protect your personal identification number (PIN) because self-service options will be available to your authorized registered representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line is you or one authorized by you.
Basic Interest Account Transfers
Currently, we do not, but reserve the right to, limit the number of Transfers out of the Basic Interest Account to one per Policy Year. If we change this, we will notify you at the time of your Transfer.
We also reserve the right to limit the maximum amount you may Transfer from the Basic Interest Account each Policy Year to the greater of 25% of the amount in the Basic Interest Account or the amount you transferred from the Basic Interest Account in the immediately preceding Policy Year. Note: These restrictions may prolong the period of time it takes to Transfer your total Policy Value in the Basic Interest Account to the Subaccounts and, therefore, you should carefully consider whether allocations to the Basic Interest Account meet your needs and investment criteria.

These restrictions do not apply to dollar cost averaging transactions.  However, the Transfer may not be greater than the unloaned portion of the Basic Interest Account on the Valuation Date on which we receive the Transfer request.

We will make the Transfer at the end of the Valuation Date on which we receive the request, in Good Order, at our Administrative Office (for telephonic and facsimile transactions), or at our Mailing Address (for written correspondence).  We reserve the right to require that you make the Transfer request in writing and that we receive the written Transfer request no later than 30 days after a Policy Anniversary.  Unless otherwise required by state law, we may restrict Transfers to the Basic Interest Account, if following the Transfer the Basic Interest Account value, excluding amounts in the Loan Reserve, would exceed $250,000. This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.

Except when used to pay Premiums, we may also defer payment of any amounts from the Basic Interest Account for no longer than six months after we receive such written notice.
Conversion Rights
If within 24 months of your Policy Date you Transfer all of your Subaccount values to the Basic Interest Account, we will not charge you a Transfer fee, even if applicable. You must make your request in writing, in Good Order, to our Mailing Address.
Investment Policy Changes
In the event of a material change (i.e., a change in a fund's affairs that could have a significant effect on the market value of the security) in the investment policy of any Fund, you may Transfer all Subaccount value in that Fund to the Basic Interest Account without a Transfer charge.  We must receive your request to Transfer the Subaccount value to the Basic Interest Account in Good Order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

A Fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Note: Unless expressly designated as fundamental, all policies and procedures of the Funds, including their investment objectives, may be changed at any time by the Board of a Fund Group without shareholder approval. The investment strategies employed by a Fund may also be changed without shareholder approval.
Dollar Cost Averaging
Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your Premium into the Subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your Premium to the Subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.
Under dollar cost averaging, we automatically Transfer a set dollar amount from the Transamerica Aegon Government Money Market VP Subaccount, the Transamerica JPMorgan Core Bond VP Subaccount or the Basic Interest Account to a Subaccount or Subaccounts that you choose. We will make the Transfers monthly as of the end of the Valuation Date after the first Monthly Policy Date after the Reallocation Date. We will make the first Transfer in the month after we receive your request, in Good Order at our Mailing Address or by facsimile at our Administrative Office, provided that we receive the form by the 25PthP day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29PthP, 30PthP or 31PstP of any month.)

To start dollar cost averaging:	•	You must submit to us, in Good Order , in writing to our Mailing Address (or by facsimile to our Administrative Office), a completed form signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each Subaccount or the Basic Interest Account from which we will make Transfers.
	•	Your total Transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not Transfer more than one-tenth of the amount that was in your Basic Interest Account at the beginning of dollar cost averaging.
You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.
Dollar cost averaging will terminate if any of the following occur:	•	We receive, in Good Order, at our Mailing Address (or by facsimile or telephone to our Administrative Office), a request to discontinue participation from you or your authorized representative.
	•	The value in the Account Options from which we make the Transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.
	•	You begin receiving long term care ("LTC") benefits under the Long Term Care Rider.
If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must submit (in Good Order) a new dollar cost averaging form.  We may modify, suspend, or discontinue dollar cost averaging at any time.
Asset Rebalancing Program
We also offer an asset rebalancing program under which you may Transfer amounts periodically to maintain a particular allocation percentage among the Subaccounts you have selected. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each period to match your Policy's currently effective Premium allocation schedule.  Policy Value in the Basic Interest Account is not available for this program, and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that asset rebalancing will result in a profit or protect you against loss.
You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in Good Order, at our Mailing Address (or by facsimile at our Administrative Office), we will change your Premium allocation to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, then we will use the date that we receive your request form. We will credit the amounts transferred at the unit value next determined on the dates the Transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in Good Order, in writing to our Mailing Address (or by facsimile to our Administrative Office) a completed asset rebalancing request form signed by the owner.
	•	You may be required to have a minimum Policy Value of $5,000 or make a $5,000 Initial Premium payment.
There is no charge for the asset rebalancing program.  (We reserve the right to count such allocations as part of your free Transfers in the future.)
Asset rebalancing will cease if:	●	You elect to participate in the dollar cost averaging program.
	●	We receive, in Good Order, at our Mailing Address (or by facsimile or telephone to our Administrative Office) a request to discontinue participation from you or your authorized representative.
	●	You make any Transfer to or from any Subaccount other than under a scheduled rebalancing.
	●	You elect to participate in any asset allocation services provided by a third party.
	●	You begin receiving LTC benefits under the Long Term Care Rider.
You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy Year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Allocation Services
We do not offer any asset allocation programs, or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make Transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Policy Value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific Transfers they make on your behalf.
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. (Note: If you make withdrawals of Policy Value to pay advisory fees, then taxes may apply to any such withdrawals.)
If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.
We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the authorized registered representative's or investment advisor's ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled "Transfers – Disruptive Trading and Market Timing," are intended (i) to minimize the detrimental impact of an investment professional who is in a position to Transfer large amounts of money for multiple clients in a particular fund or type of fund; or (ii) to comply with specific restrictions or limitations imposed by a Fund of Transamerica Life.

Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the Third Party Service by sending written instructions to our Mailing Address.

•	The practices and procedures described above do not apply to any asset allocation Funds that are available as investment options under the Policy.
Valuation of the Policy
Policy Value
9TYour Policy Value:
●	Is determined on the Policy Date and on each Valuation Date.
●	Equals the sum of the values in each Subaccount, the Basic Interest Account and the Loan Reserve.
●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Basic Interest Account and the Loan Reserve, the charges deducted and any other Policy transactions (such as additional Premiums, Transfers, withdrawals and policy loans).

●	Has no guaranteed minimum amount and may be more or less than Premiums paid.
Persistency Credit
1T Your Policy may be eligible for a persistency credit.  A persistency credit is an amount credited annually to the Policy Value beginning on the 11PthP  Policy Anniversary. From then until the Policy Anniversary at Age 100, we may credit your Policy with a persistency credit of 0.20% of the weighted average of the previous 12 months' unloaned Separate Account value (not including the Basic Interest Account value), and we would apply any credit in accordance with your then current premium allocations so long as your Policy is in effect.  In the event of a Policy Lapse or Surrender that occurs on other than a Policy Anniversary, the persistency credit will not be applied.  There is no charge associated with the persistency credit and the persistency credit is not guaranteed. The persistency credit is paid from the Company's General Account. We may discontinue the program at any time.  Please see Appendix A-3 for a numeric example of this credit.
Cash Surrender Value
The Cash Surrender Value is the amount we pay when you surrender your Policy while it is In Force. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request, in Good Order, at our Mailing Address. You may also fax your request to 1-727-299-1620.
Cash Surrender Value on any Valuation Date equals:	●	The Policy Value as of such date; minus
	●	Any Surrender Charge as of such date; minus
	●	Any Loan Balance.
Subaccount Value
The Policy Value in a Subaccount is referred to as Subaccount value.  At the end of any Valuation Period, Subaccount value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any Subaccount on any Valuation Date equals:	●	The initial units purchased at unit value on the Policy Date, or Reallocation Date, if different; plus
	●	Units purchased with additional Net Premium(s); plus
	●	Units purchased due to a loan repayment; plus
	●	Units purchased through Transfers from another Subaccount or the Basic Interest Account; minus
	●	Units redeemed to pay for Monthly Deductions; minus
	●	Units redeemed to pay for cash withdrawals; minus
	●	Units redeemed as part of a Transfer to another Subaccount, or the Basic Interest Account (including the Loan Reserve account); minus
	●	Units redeemed to pay cash withdrawal and Transfer charges; minus
	●	Units redeemed due to any refund of Premiums allocated to that Subaccount.

Every time you allocate, Transfer or withdraw money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, Transfer or cash withdrawal by the unit value for that Subaccount next determined at the end of the Valuation Period on which the Premium allocation, Transfer request, or cash withdrawal request is received (i) at our Mailing Address (for Written Requests or payments by check); or (ii) at our Administrative Office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).
Subaccount Unit Value
The value (or price) of each Subaccount unit will reflect the investment performance of the Fund in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value at the inception of each class of units of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of a Valuation Period is calculated as:	●
The total value of the Fund shares held in the Subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the Fund during the Valuation Period. This value is determined by multiplying the number of Fund shares owned by the Subaccount by the Fund's net asset value per share determined at the end of the Valuation Period; minus

●
The Mortality and Expense Risk Charge that has accrued during the Valuation Period.  This charge is equal to the net assets of the Subaccount, multiplied by the Mortality and Expense Risk Charge factor for the number of days in the Valuation Period.  The maximum annual Mortality and Expense Risk Charge factor is shown in the Policy Data; minus

	●	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount; and the result divided by
	●	The number of outstanding units in the Subaccount before the purchase or redemption of any units on that date.
The Fund in which any Subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each Valuation Period.
Basic Interest Account Value
On the Policy Date, or the Reallocation Date if different, the Basic Interest Account value is equal to the Policy Value allocated to the Basic Interest Account, less the portion of the first Monthly Deduction that is subtracted from the Basic Interest Account.

The Basic Interest Account value at the end of any Valuation Period is equal to:	●	The sum of Net Premiums allocated to the Basic Interest Account; plus
	●	Any amounts Transferred from a Subaccount to the Basic Interest Account (including amounts Transferred to the Loan Reserve account); plus
	●	Total interest credited to the Basic Interest Account; minus
	●	Amounts charged to pay for Monthly Deductions; minus
	●	Amounts withdrawn or surrendered from the Basic Interest Account to pay for cash withdrawals, Transfer charges, or any other fees and charges; minus
	●	Amounts transferred from the Basic Interest Account (including amounts transferred from the Loan Reserve account) to a subaccount; minus
	●	Any refund of Premiums allocated to the Basic Interest Account.

Payment upon Death of Insured
Death Benefit
We will determine the amount of the Death Benefit on any Policy In Force on the date of death upon receipt, in Good Order at our Administrative Office, of satisfactory proof of the Insured's death, plus written direction (from each eligible recipient of the Death Benefit) regarding distribution of the Death Benefit payment, and any other documents, forms and information we need. We will pay interest on the Death Benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%.  We may require that the Policy be returned. We will pay the Death Benefit to the primary Beneficiary(ies), if living, or to a contingent Beneficiary. If each Beneficiary dies before the Insured and there is no contingent Beneficiary, we will pay the Death Benefit to the owner or the owner's estate. We will pay the Death Benefit in a lump sum or under a payment option.

The final Death Benefit payment is equal to:	●	The amount determined based on the Death Benefit option that you select (described below); minus
	●	Any Monthly Deductions due during the grace period (if applicable); minus
	●	Any Loan Balance; plus
	●	Any additional insurance In Force provided by Rider.
We may further adjust the amount of the Death Benefit if we contest the Policy or if you misstate the Insured's Age or sex.
Interest from Date of Death1T.  We will pay interest on the Death Benefit under the Policy after we receive due proof of the Insured's death ,  in accordance with the requirements of state law (and/or settlement agreements) from the date of death to the date of payment.  The annual interest rate will be at least 1%.
Death Benefit Options1T. 1TThe Policy offers three Death Benefit options - the Level Option, the Increasing Option and the Graded Option. You must select one of the three Death Benefit options we offer on your application. This is an important decision.  The amount of the Death Benefit is determined at the end of the Valuation Period in which the Insured dies. If you do not choose a Death Benefit option in your application, the Level Death Benefit option will automatically be in effect. No matter which Death Benefit option you choose, we guarantee that, as long as the Policy does not Lapse, the Death Benefit will never be less than the Face Amount on the date of the Insured's death adjusted as shown above.
The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or Rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively) to any Monthly Deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the Policy Value or from any Death Benefits payable. Prospective adjustments will be reflected in the Monthly Deductions.
Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test ("GPT") or a Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The GPT has two components, a Premium limit component and a corridor component. The Premium limit restricts the amount of Premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Age of the Insured) of the Policy Value. The CVAT does not have a Premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Age, sex and underwriting class of risk of the Insured) of the Policy Value, adjusted for certain Riders.
The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no Riders, as your Policy Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.
Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more Premiums to be contributed to a policy, but may require the policy to have a higher Death Benefit, which may increase certain charges.

10TULevel Option

10TUnder the Guideline Premium Test

The Death Benefit equals the greatest of:	1.	The Face Amount; or
	2.	A specified percentage called the "Death Benefit factor," as shown in your Policy Data, multiplied by the Policy Value on the Insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under the Level Option, your Death Benefit remains level unless the Death Benefit factor multiplied by the Policy Value is greater than the Face Amount; the Death Benefit will then vary as the Policy Value varies.
The Death Benefit factor is the minimum multiple of Policy Value we must pay as the Death Benefit under federal tax requirements. The Death Benefit factor is shown in the Policy Data for the Insured's Age as of his or her death. The following table indicates the Death Benefit factors for the GPT for different Ages:

Age	Death Benefit Factors
40 and under	2.50
41 to 45	2.50 minus 0.07 for each Age over Age 40
46 to 50	2.15 minus 0.06 for each Age over Age 45
51 to 55	1.85 minus 0.07 for each Age over Age 50
56 to 60	1.50 minus 0.04 for each Age over Age 55
61 to 65	1.30 minus 0.02 for each Age over Age 60
66 to 70	1.20 minus 0.01 for each Age over Age 65
71 to 75	1.15 minus 0.02 for each Age over Age 70
76 to 90	1.05
91 to 95	1.05 minus 0.01 for each Age over Age 90
96 to 99	1.00
100 and older	1.01
If the federal tax code requires us to determine the Death Benefit by reference to these Death Benefit factors, then the Policy is described as "in the corridor." An increase in the Policy Value will increase our risk, and we will increase the cost of insurance we deduct from the Policy Value.
Example 1.  Level Option Guideline Premium Test Example. Assume that the Insured's Age is under 40 and that there is no Loan Balance. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 2.50 times the Policy Value, any time the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. (The figure $40,000 is derived by solving for Policy Value in the following calculation: $100,000 = 2.50 times the Policy Value.) Each additional dollar added to the Policy Value above $40,000 will increase the Death Benefit by $2.50.

Similarly, for this Policy, as long as the Policy Value exceeds $40,000, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Face Amount, then the Death Benefit will equal the Face Amount of the Policy.

10TUnder the Cash Value Accumulation Test

Death Benefit equals the greatest of:	1.	The Face Amount; or
	2.
A specified multiple called the "Death Benefit factor," as shown in your Policy Data, multiplied by the difference between the Policy Value on the date of the Insured's death and any applicable net single premium (" Net Single Premium") for Riders that are Qualified Additional Benefits as shown in your Policy Data. (Note: Qualified Additional Benefits are specific benefits defined as such in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under the Level Option, your Death Benefit remains level unless the Death Benefit factor calculation above is greater than the Face Amount; then, the Death Benefit will vary as the Policy Value varies.
The Death Benefit factor and the Net Single Premium for Riders under CVAT are calculated as specified under Section 7702. They are based on the Insured's sex, underwriting class of risk, Face Amount band, and Age at the beginning of each Policy Year.
Example 2.  Level Option Cash Value Accumulation Test Example. Assume that a Policy has no Loan Balance. Also assume that the Policy has a Face Amount of $100,000, an Additional Insured Rider with a Face Amount of $50,000 has been added to the Policy, the Death Benefit factor is 2.97, and the Net Single Premium for the Rider is $14,850. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy, not including the Additional Insured Rider, must be equal to or be greater than 2.97 times the difference of the Policy Value and the Net Single Premium for Riders, any time the Policy Value exceeds $48,520, the Death Benefit of the Base Policy will exceed the $100,000 Face Amount. The figure of $48,520 is derived by solving for Policy Value in the calculation $100,000 = 2.97 multiplied by (Policy Value minus $14,850): 2.97 multiplied by ($48,520 – $14,850) = $100,000. Each additional dollar added to the Policy Value above $48,520 will increase the Death Benefit of the policy by $2.97.
Similarly, for this Policy, as long as the Policy Value exceeds $48,520, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy, not including the Additional Insured Rider, by $2.97. If at any time the difference between the Policy Value and the Net Single Premium for Riders multiplied by the Death Benefit factor is less than the Face Amount, the Death Benefit of the Policy, not including the Additional Insured Rider, will equal the Face Amount of the Policy.
UIncreasing Option
Under the Guideline Premium Test

The Death Benefit equals the greatest of:	1.	The Face Amount; plus the Policy Value on the Insured's date of death; or
	2.	The Death Benefit factor, as shown in your Policy Data, multiplied by the Policy Value on the Insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under the Increasing Option, the Death Benefit always varies as the Policy Value varies.

Example 3.  Increasing Option Guideline Premium Test Example. Assume that the Insured's Age is under 40 and that there is no Loan Balance. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus Policy Value. Thus, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 2.50 times the Policy Value. As a result, if the Policy Value exceeds $66,667, then the Death Benefit will be greater than the Face Amount plus Policy Value. The figure of $66,667 is derived by solving for Policy Value in the calculation 2.50 multiplied by Policy Value = $100,000 plus Policy Value: 2.50 multiplied by $66,667 = $100,000 plus $66,667.  Each additional dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50.
Similarly, for this Policy, any time the Policy Value exceeds $66,667, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time, the Policy Value multiplied by the Death Benefit factor is less than the Face Amount plus the Policy Value, then the Death Benefit will be the Face Amount plus the Policy Value.
Under the Cash Value Accumulation Test

The Death Benefit equals the greatest of:	1.	The Face Amount; plus the Policy Value on the Insured's date of death; or
	2.
A specified multiple called the "Death Benefit factor," as shown in your Policy Data, multiplied by the difference between the Policy Value on the date of the Insured's death and any applicable Net Single Premium for Riders that are Qualified Additional Benefits as shown in your Policy Data; or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under the Increasing Option, the Death Benefit always varies as the Policy Value varies.
Example 4.  Increasing Option Cash Value Accumulation Test Example. Assume that the Insured's Age is 40 and that there is no Loan Balance. Also assume that a Policy has a Face Amount of $100,000, an Additional Insured Rider with a Face Amount of $50,000 has been added to the Policy, the Death Benefit factor is 2.97, and the Net Single Premium for the Rider is $14,850. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus Policy Value. Thus, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000). The Death Benefit for the Base Policy, however, must be at least 2.97 times the difference of the Policy Value and the Net Single Premium for Riders. As a result, if the Policy Value exceeds $73,149, then the Death Benefit for the Base Policy will be greater than the Face Amount plus Policy Value. The figure of $73,149 is derived by solving for Policy Value in the calculation 2.97 multiplied by (Policy Value minus the Net Single Premium for the Rider) = Face Amount plus Policy Value: 2.97 multiplied by ($73,149 - $14,850) = $100,000 plus $73,149.  Each additional dollar of Policy Value above $73,149 will increase the Death Benefit of the Base Policy by $2.97.
Similarly, for this Policy, any time the Policy Value exceeds $73,149, each dollar taken out of the Policy Value will reduce the Death Benefit of the Base Policy by $2.97. If at any time, the difference between Policy Value and the Net Single Premium for Riders multiplied by the Death Benefit factor is less than the Face Amount plus the Policy Value, then the Death Benefit for the Base Policy will be the Face Amount plus the Policy Value.
UGraded Option

The Death Benefit equals the greatest of:	1.	The Level Death Benefit option under either GPT or CVAT; or
	2.	The Face Amount, multiplied by the applicable grading factor below, where the grading factor, by Age, is equal to:
		UInsured's Age U UGrading Factor
		0 to 70 1.00 71 to 94 0 .04 x (95-Insured's Age) 95+ zero
		plus the Policy Value on the date of the Insured's death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Graded Option, the Death Benefit varies with the Policy Value and the Insured's Age. Because the Death Benefit under the Graded Option is at least as large as that under the Level Option, the Code Section 7702 life insurance qualification compliance test used in calculating the Level Death Benefit option will be taken into account in the Graded Death Benefit Option.
Graded Option–Three Examples.
1.
Assume that the Insured is Age 75 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $22,000 will have a Death Benefit of $102,000 ($100,000 x (0.04 x (95-75)) + $22,000).

2.
Assume that the Insured is Age 75 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $9,000 will have a Death Benefit equal to the Face Amount of $100,000, since the calculation of $100,000 x (0.04 x (95-75)) plus $9,000 is less than the Face Amount.

3.
Assume that the Insured is under Age 71 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $10,000 will have a Death Benefit of $110,000, because through Age 70 the Graded Death Benefit option factor is 1.0. Until the Insured attains Age 71, the Graded Option Death Benefit is the same as the Increasing Option Death Benefit.

You may find the Level Option more appropriate for you if your goal is to increase your Policy Value through positive investment experience of the Subaccounts.  You may find the Increasing Option more appropriate if your goal is to increase your total Death Benefit.  You may find the Graded Option more appropriate if your goal is to increase your total Death Benefit before you reach Age 70, and to increase your Policy Value through positive investment experience of the Subaccounts thereafter.

Changing the Death Benefit Option9T.  9TAfter the third Policy Year and before the Insured's Age 95, you may change your Death Benefit option once each Policy Year.  Changing the Death Benefit option may affect the Face Amount. We will notify you of the new Face Amount.
Changes to the Death Benefit option are subject to the following conditions:
•
You must send your Written Request, in Good Order, to our Mailing Address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.  Please see "Telephone, Fax and Online Privileges.")

•	The effective date of the change will be the Monthly Policy Date on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the Face Amount below the minimum Face Amount shown in your Policy Data.
•	You may not change the Death Benefit option after the Insured's Age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's Death Benefit option.
Any changes in the Face Amount due to changes of the Death Benefit option will impact the determination of all Income Protection Option benefits after the death of the Insured and will change the Long Term Care Rider Face Amount.
Death Benefit After Age 1219T.  9TIf the Policy is still In Force after the Insured's Age 121, the Policy will continue and the Death Benefit payable will continue to be calculated in accordance with the Death Benefit option and the life insurance compliance test then in effect.  Please Note:  Continuing a Policy beyond the Insured's Age 99 may have tax consequences.  You should contact a tax advisor if you intend to keep the Policy In Force beyond the Insured's Age 99.  Please see the "Federal Income Tax Considerations" section of this prospectus.
Death Benefit with Long Term Care Rider9T.  Policies with a Long Term Care Rider are endorsed to provide a residual/minimum life insurance Death Benefit equal to the lesser of (a) 10% of the lowest Face Amount of the Base Policy from inception, less any outstanding policy loans; or (b) $10,000.

9T

Upon the Insured's death, the Beneficiary will receive the greater of: (1) the Policy's current Death Benefit at time of death less any Loan Balance, reduced by the sum of Long Term Care Rider benefit payments; or (2) the residual Death Benefit.  Note:  At the commencement of the Long Term Care Rider benefits (i.e.,9T when the first claim payment is disbursed), we will change the Policy Death Benefit to Level if it is not already Level.  When the Long Term Care Rider benefits stop, the Death Benefit option will not automatically be restored to the original Death Benefit option, but the policyowner may request a change at that time in accordance with the Base Policy provisions.

Effect of Cash Withdrawals on the Death Benefit9T.  9TIf the Level Death Benefit Option is in effect, or if the Graded Option is in effect and the Insured's Age is 71 or greater, a cash withdrawal will reduce the Face Amount of the Policy by an amount equal to the amount of the cash withdrawal. Regardless of the Death Benefit option in effect, a cash withdrawal will reduce the Death Benefit by at least the amount of the withdrawal.
Increasing/Decreasing the Face Amount
You may apply to increase the Face Amount at any time or decrease it at any time after the third Policy Year.  The maximum Face Amount increase is subject to reinsurance requirements and underwriting requirements as a newly issued Policy, and subject to any requirement for additional evidence of insurability at the time of increase in Face Amount.  No more than one change in the Face Amount can occur each Policy Year.  An increase or decrease in the Face Amount may affect your cost of insurance charge, monthly per unit charge, your GPT Premium limitation, your Minimum Monthly No Lapse Premium, and may affect your ability to maintain the No Lapse Guarantee. A change in Face Amount may affect the Policy's qualification tests as life insurance under the Internal Revenue Code Section 7702 and could cause the Policy to become a Modified Endowment Contract under Internal Revenue Code Section 7702A and may have adverse federal tax consequences.
In addition, an increase or decrease in Face Amount may move the Policy into a different Face Amount band so that your overall cost of insurance rate may change. An increase in Face Amount will be treated as an additional layer of coverage with its own monthly expense charge, Surrender Charges and Surrender Charge Period. If you increase your Face Amount, you will receive notification of your new Minimum Monthly No Lapse Premium and Surrender Charge schedule. Increases are not allowed if your Policy includes the Long Term Care Rider.
Any decrease will reduce your Face Amount in the additional layer of coverage created:
1.	First, by the most recent increase;
2.	Followed by the next most recent increases successively; and
3.	Followed by the amount specified in the original application.

You should consult a tax advisor before increasing or decreasing your Policy's Face Amount.

Conditions for and Policy impact of decreasing the face amount:	●	There is a minimum Face Amount decrease of $25,000.
	●	You must send your Written Request, in Good Order, to our Mailing Address or fax it to us at 1-727-299-1620.
	●	Decreases are only allowed after the third Policy Year.
	●	You may not increase and decrease your Face Amount in the same Policy Year.
	●	You may not decrease your Face Amount lower than the minimum Face Amount of $100,000.
	●	You may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	●	Until the later of the end of the Surrender Charge Period or the Policy Anniversary at the Insured's Age 65 we may limit the amount of decrease to no more than 20% of the Face Amount.
	●	A decrease in Face Amount will take effect on the Monthly Policy Date on or next following the day we receive your Written Request, in Good Order, at our Mailing Address.
●
If a decrease to your Policy's Face Amount causes your Face Amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in Face Amount.

	●	A decrease in Face Amount will cause a new Minimum Monthly No Lapse Premium to be calculated. The new Minimum Monthly No Lapse Premium is effective on the date of decrease.
	●	A decrease in Face Amount will result in an adjustment to the Long Term Care Rider Face Amount and to the Income Protection Option benefits.

Conditions for and Policy impact of increasing the Face Amount:	●	We will accept requests for increases in Face Amount on any Monthly Policy Date (after the first Policy Year) before the Policy Anniversary at the Insured's Age 86.
	●	Your request, in Good Order, must be applied for through a supplemental application and include evidence of insurability satisfactory to us.
	●	A requested increase in Face Amount requires our approval and will take effect on the Monthly Policy Date on or after the day we approve your request.
	●	We may require your requested increase in Face Amount to be at least $100,000.
	●	You may not decrease and increase your Face Amount in the same Policy Year.
●
If an increase to your Policy's Face Amount causes your Face Amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in Face Amount.

●
An increase in Face Amount will cause a new Minimum Monthly No Lapse Premium to be calculated. The new Minimum Monthly No Lapse Premium is effective on the date of increase if the Policy is still in the No Lapse Period.

	●	Each increase in Face Amount will have its own Surrender Charge that applies for the Insured's Age after the date of each increase. This charge may significantly reduce your Cash Surrender Value.
	●	Increases are not allowed if your Policy includes the Long Term Care Rider.

9TPayment Options.  9TThere are several ways to receive proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in this prospectus.
Surrenders and Cash Withdrawals
Surrenders
You must make a Written Request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date on which we receive your request, in Good Order, at our Mailing Address. You may also fax your request to our Administrative Office at 1-727-299-1620.  We may require an original signature in such Written Request.  Written Requests to surrender a Policy that are received at our Mailing Address (or faxed to our Administrative Office) before the NYSE closes are priced using the Subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive the Written Request at our Mailing Address or a fax request at our Administrative Office after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the surrender request using the Subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in Good Order to avoid a delay in processing your request.

The Insured must be alive, and the Policy must be In Force, when you make your Written Request. A surrender is effective as of the date when we receive your Written Request, in Good Order, at our Mailing Address. You will incur a Surrender Charge if you surrender the Policy as described in the section entitled "Surrender Charges" in this prospectus based on the Insured's Age (or any additional layer of charges for an increase in Face Amount).
Once you surrender your Policy, all coverage and other benefits under it cease and cannot be Reinstated. We will normally pay you the Cash Surrender Value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.
Cash Withdrawals
You may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in Good Order to avoid a delay in processing your request.)

Cash withdrawal conditions:	●
You must send your written cash withdrawal request with an original signature, in Good Order, to our Mailing Address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	●	The amount of a withdrawal may be limited to a minimum of $500 and may not exceed the Cash Surrender Value, less $500.
	●	You may not take a cash withdrawal if it will reduce the Face Amount below the minimum Face Amount of $100,000.
●
If a withdrawal changes the Face Amount of the Policy, the new Face Amount will be the basis for the final determination of all Income Protection Option benefits upon the death of the Insured and will result in an adjustment to the Long Term Care Rider Face Amount.

●
You may specify the Subaccount(s) and the Basic Interest Account from which to make the withdrawal. If you do not specify an Account Option(s), we will take the withdrawal from each Account Option in accordance with your current Premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all Account Options.

	●	We generally will pay a cash withdrawal request within seven days following the Valuation Date we receive the request, in Good Order, at our Mailing Address.
	●	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	●	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	●	A cash withdrawal may have tax consequences.
A cash withdrawal will reduce the Policy Value by the amount of the cash withdrawal, and will reduce the Death Benefit by at least the amount of the cash withdrawal. A cash withdrawal will reduce the Face Amount by an amount equal to the amount of the cash withdrawal if you choose the Level Death Benefit option. If you choose the Graded Option, the Face Amount is reduced by an amount equal to the amount of the cash withdrawal if the Insured is Age 71 or greater. However, no withdrawal will be allowed if the resulting Face Amount of the Policy would be less than the $100,000 minimum Face Amount. This decrease in Face Amount may cause your Policy to be in a lower Face Amount band, so that your cost of insurance rates would be higher. You also may have to pay higher Minimum Monthly No Lapse Premiums.
When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your Cash Withdrawal or surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our Administrative Office.

Canceling a Policy
You may cancel the Policy for a refund during the Free Look Period by returning it, with a Written Request to cancel the Policy, to our Mailing Address.  You may also fax your request to our Administrative Office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, please be sure to use the correct fax number.)  The Free Look Period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days.  If you decide to cancel the Policy during the Free Look Period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in Good Order, the Written Request (with the owner's signature) and returned Policy at our Mailing Address (or a fax request and page 3 of the Policy are received in Good Order at our Administrative Office).  Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.
If your state requires us to allocate Premium according to a policyowner's instructions during the Free Look Period, then the amount of the refund will be the sum of:

•
The difference between the Premiums paid and the amounts allocated to any Accounts under the Policy on the date the Written Request and Policy are received, in Good Order, at our Mailing Address (or a fax request and page 3 of the Policy are received at our Administrative Office); plus

•	The total amounts of Monthly Deductions made and any other charges imposed on amounts allocated to the Accounts; plus
•	The value of the amounts allocated to the Accounts on the date we or our agent received the returned Policy.

If state law prohibits the calculation above, or requires us to refund all of the Initial Premiums, the refund will be the total of all premiums paid for this Policy. (See "Policy Features – Premiums – Allocating Premiums – Reallocation Account.")  Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

 California Policyowners Age 60 and Over9T.  9TFor Policies issued in the state of California, if the policyowner is Age 60 or older as of the Policy effective date, the Policy's Free Look Period is 30 days from the date of delivery. During the 30-day Free Look Period, we will hold the Net Premiums in the Basic Interest Account, unless you direct us to allocate the Net Premiums as per your most recent allocation instructions.  On the day following the end of the 30-day Free Look Period, we will automatically Transfer the accumulated value to Subaccounts that you selected.  This automatic Transfer is excluded from the Transfer limitations described later in this prospectus.

To specifically direct your Net Premiums to the Subaccounts during the 30-day Free Look Period, you may do so:
•	On your application.
•	In writing any time before the end of the 30-day Free Look Period.
Long Term Care Rider9T.  9T If you elected the Long Term Care Rider under your Policy, your Long Term Care Rider has a 30-day Free Look Period.  If you wish to cancel the Rider without canceling the Policy, you must return the Policy and this Rider to us so that we can send back your Policy without the Rider.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a Written Request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's policy.
●	Any disbursement request when Transamerica Life has been directed to send proceeds to a different address from the address of record for that owner's account. Please Note: This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.
•	Any financial transaction where the owner's signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.
Loans
General
After your Policy's Free Look Period (as long as the Policy is In Force) you may borrow money from the Policy using the Policy's Cash Surrender Value as the only security for the loan.  A loan that is taken from and secured by a policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to certain conditions:	●	We may require you to borrow at least $500.
	●	The maximum amount you may borrow is 90% of the Cash Surrender Value, minus loan interest that will accrue before the next Policy Anniversary.
When you take a loan, we will withdraw an amount equal to the requested loan from each of the Subaccounts and the Basic Interest Account based on your current Premium allocation instructions (unless you specify otherwise). We will Transfer that amount to the Loan Reserve.  The Loan Reserve is part of the General Account.
We normally pay the amount of the loan within seven days after we receive a loan request, in Good Order, at our Mailing Address or, in limited circumstances described below, by telephone or fax at our Administrative Office.  We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our Administrative Office at 1-800-322-7164, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our Mailing Address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in Good Order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-800-299-1620. (If you send your request by fax, be sure to use the correct fax number.)   If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee.  We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your facsimile transmittal.
You can repay a loan at any time while the Policy is In Force. Loan repayments must be sent to our Mailing Address and will be credited as of the date received. For each payment made, you must specify that your payment is a loan payment or we will assume that it is a Premium payment.  For each payment made before the Insured's Age 121, you must specify the Account Option(s) to which the loan repayment will be applied.  If you do not specify the Account Option(s), the loan repayment will be applied in accordance with your most recent Premium allocation instructions.

At each Policy Anniversary, we will compare the Loan Balance to the amount in the Loan Reserve. At each such time, if the Loan Balance exceeds the amount in the Loan Reserve, we will withdraw the difference from the Subaccounts and the Basic Interest Account and transfer it to the Loan Reserve, in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the Loan Balance, we will withdraw the difference from the Loan Reserve and transfer it to the Account Options in the same manner as current Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the Transfer charge. We reserve the right to require a transfer to the Basic Interest Account if the loans were originally transferred from the Basic Interest Account.
Loan Interest Spread.  The Loan Interest Spread is the difference between the amount of interest we charge you for a loan  (currently an effective annual rate of  2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your Loan Reserve (an effective annual rate of 2.0% guaranteed).  We may apply different loan interest rates to different portions of the Loan Balance.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10PthP Policy Year, we will apply preferred loan charged rates on an amount equal to the Policy Value minus total Premiums paid (less any cash withdrawals) and minus any Loan Balance. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. On and after the Insured's Age 121, all loans, new and existing, are considered preferred loans.
Effect of Policy Loans.  A Policy loan reduces the Death Benefit and Cash Surrender Value by the amount of any Loan Balance. Repaying the loan causes the Death Benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the Loan Reserve equal to the amount of the Loan Balance as of the last Policy Anniversary plus any accrued interest. This amount is not affected by the Separate Account's investment performance and may not be credited with the interest rates accruing on the portion of Policy Value in the Basic Interest Account. Amounts transferred from the Separate Account to the Loan Reserve will reduce the value in the Separate Account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the Separate Account.
At the death of the Insured, any Loan Balance is subtracted from the Death Benefit before recalculating the Income Protection Option lump sum(s) and monthly benefit.
If you elect the Long Term Care Rider, before we make a payment, we will first apply any benefit amount to any unpaid Monthly Deductions, and then to any interest due on any Policy loans to the extent such interest due exceeds the Policy's Cash Surrender Value. If there are Policy loans at the time the Long Term Care Rider maximum amount is reached, you must pay the interest due on any Policy loan as it becomes due, otherwise the Policy may terminate.
We also currently charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or the Policy loan is repaid.
There are risks involved in taking a Policy loan, including the potential for a Policy to Lapse if projected earnings, taking into account Loan Balances, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.
We will notify you (and any assignee of record) if a loan causes your Cash Surrender Value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may Lapse.
Policy Lapse and Reinstatement
Lapse
Your Policy may not necessarily Lapse (terminate without value) if you fail to make a Planned Periodic Payment. However, even if you make all your Planned Periodic Payments, there is a possibility that your Policy will lose value and Lapse. The Policy provides a No Lapse Guarantee as described below. Once the No Lapse Period ends, or if the No Lapse Guarantee is not in effect, your Policy may Lapse if the Cash Surrender Value on any Monthly Policy Date is less than the Monthly Deductions due on that day (prior to the Insured's Age 121; beginning at the Insured's Age 121, your Policy may Lapse if the Cash Surrender Value reaches zero because of loan interest that is due and payable). Lapse might occur if unfavorable investment experience, loans, accrued loan interest, and Cash Withdrawals cause a decrease in the Cash Surrender Value, or if you have not paid sufficient Premiums (as discussed below) to offset the cost of Monthly Deductions.

If the Cash Surrender Value is not enough to pay the Monthly Deductions, then we will mail a notice to your last known address (according to our records) and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a Lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the Death Benefit if an Insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value. If there is any Cash Surrender Value remaining, we will refund it to you at the end of the grace period.

Note: If you have a Long Term Care Rider, the grace period for the Rider is 65 days. If any amount due is not paid within 30 days from the date that it was due, we will send a notice to you, the Insured and the person or persons designated by you to receive such notice at the addresses provided to us. Notice will be given by first class United States mail, postage prepaid. You will have an additional 35 days to pay the amounts due after we have mailed the notice. During the grace period the Rider will stay in effect.
Your Policy is a flexible Premium policy that is subject to certain Monthly Deductions that are dependent upon, among other factors, the characteristics of the Insureds, Riders associated with your Policy, and your Policy's Face Amount.  If your Policy does Lapse and you choose to Reinstate it, you will be required to make additional payments.  The payments needed to Reinstate the Policy will depend on whether the No Lapse Ending Date has passed.  Please refer to the section below entitled "Reinstatement" for a description of the payments that may be required to Reinstate your Policy.

No Lapse Guarantee9T.  9TAs noted above, the Policy provides a No Lapse Guarantee during the No Lapse Period. As long as you keep the No Lapse Guarantee in effect, your Policy will not Lapse and no grace period will begin. Even if your Cash Surrender Value is not enough to pay your Monthly Deductions, the Policy will not Lapse as long as the No Lapse Guarantee is in effect. The No Lapse Guarantee will not extend beyond the No Lapse Ending Date stated in your Policy Data.  Each month we determine whether the No Lapse Guarantee is still in effect. If the No Lapse Guarantee is not in effect and the Policy is still In Force, it can be restored by paying, at any time before the Lapse date, Minimum Monthly No Lapse Premiums sufficient to cover the period from the Policy Date up to and including the current month.

No Lapse Ending Date:	●	For a Policy issued to any Insured Ages 0-60, the No Lapse Ending Date is determined by either the number of years to Insured's Age 65 or the 20PthP Policy Anniversary, whichever is earlier.
	●	For a Policy issued to an Insured Ages 61-85, the No Lapse Ending Date is the 5PthP Policy Anniversary.
	●	The No Lapse Ending Date is specified in your Policy Data.

Keeping the No Lapse Guarantee in effect:	●	The No Lapse Guarantee will not be effective if you do not pay sufficient Minimum Monthly No Lapse Premiums.
●
You must pay total Premiums (minus cash withdrawals and any Loan Balance) that equal at least the sum of the Minimum Monthly No Lapse Premiums in effect for each month from the Policy Date up to and including the current month.

Effect of changes on Minimum Monthly No Lapse Premium:	●
We will recalculate the amount of the Minimum Monthly No Lapse Premium if, while the No Lapse Guarantee is in effect, you change Death Benefit options, increase or decrease the Face Amount, or if supplemental benefits (Riders) are added, terminated, reduced or increased.

●
Depending upon the change made to the Policy or Riders and the resulting impact on the level of the Minimum Monthly No Lapse Premium, you may need to pay additional Premiums to keep the Policy In Force and/or to keep the No Lapse Guarantee in effect. We normally will not extend the length of the No Lapse Guarantee.

You will lessen the risk of Policy Lapse if you keep the No Lapse Guarantee in effect by submitting total Premiums (minus cash withdrawals and any Loan Balance) that equal at least the sum of the Minimum Monthly No Lapse Premiums in effect for each month from the Policy Date up to and including the current month.   Before you take a Cash Withdrawal or a loan, or decrease the Face Amount, or add, increase or decrease a Rider, you should consider carefully the effect it will have on the No Lapse Guarantee.

If you have a Long Term Care Rider, while the Rider benefits are being paid, the Policy will not Lapse due to the Policy's Cash Surrender Value not being sufficient to pay the Monthly Deduction due.

Note: In case of Lapse and Reinstatement, the No Lapse Period will not be extended by the number of months that the Policy was lapsed.
See "Minimum Monthly No Lapse Premium" above for a discussion of how the Minimum Monthly No Lapse Premium is calculated and can change.
Reinstatement
We may Reinstate a lapsed Policy within three years after the Lapse. You may not Reinstate the Policy if it has been surrendered for its Cash Surrender Value.  Any Reinstatement must be made during the lifetime of the Insured.  Before we Reinstate the Policy, we will require all of the following:
●	Submit a written application for Reinstatement to our Mailing Address or fax your request to our Administrative Office at1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)
•	Submit the Insured's written consent to Reinstatement.
•	Evidence of insurability satisfactory to us that the Insured continues to qualify for the same class of risk and any substandard rating upon which we based the issuance of the Policy.
•	Payment of the following:
a.
Prior to the No Lapse Ending Date, the lesser of: (i) the total Minimum Monthly No Lapse Premiums from the Policy Date through the Policy Month  of Lapse; plus two Policy Months of Minimum Monthly No Lapse Premiums; minus any Premiums already paid net of any withdrawals and Loan Balance; or (ii) an amount sufficient to provide a Net Premium equal to any Monthly Deductions due at the time of Termination; plus two Monthly Deductions due in advance at the time of Reinstatement; plus an amount sufficient to increase the Policy Value above the Surrender Charge that would apply at the time of Lapse.

b.
After the No Lapse Ending Date: an amount sufficient to provide a Net Premium equal to any Monthly Deductions due at the time of Termination; plus two Monthly Deductions due in advance at the time of Reinstatement; plus an amount sufficient to increase the Policy Value above the Surrender Charge in effect at the time of Lapse.

The date of Reinstatement will be the Monthly Policy Date on or following the date the application for Reinstatement is approved by us, so long as the Insured is still living. If all the conditions for Reinstatement are satisfied, the Policy will be placed In Force again on the following basis:

●	The Surrender Charge applicable at Reinstatement will be equal to what it was at Lapse, and the Surrender Charge Period will be extended by the length of time between Lapse and Reinstatement.
•	The cost of insurance rates will be based on the Insured's Age at Reinstatement, determined as of the last Policy Anniversary.
•	The duration of the Monthly Expense Charge per thousand will be extended by the length of time between Lapse and Reinstatement.
•	Any Loan Balance as of the date of Termination will not be Reinstated.
•	Amounts paid at the time of Reinstatement will be applied as new Premiums in accordance with your most recent Premium allocation instructions.
•
The No Lapse Guarantee will be available if the Policy is Reinstated before the No Lapse Ending Date.  The No Lapse Ending Date will not be extended by the length of time between Lapse and Reinstatement.

•	Any Riders may be Reinstated subject to their terms.

The Policy Value of the Loan Reserve on the Reinstatement date will be zero. The Policy Value of the Reinstated Policy will be equal to the Policy Value at the time of Lapse; minus any Loan Balance as of that date; plus the Net Premium you pay at Reinstatement; minus any Monthly Deductions due at the time of Lapse; minus one Monthly Deduction as of the date of Reinstatement.

Reinstatement of LTC Rider:  If the Policy Lapses and is Reinstated, the LTC Rider may be Reinstated with evidence of insurability as described in the Policy. However, if the Rider Lapses when the Insured is chronically ill and the owner is also the Insured under the Rider, we will Reinstate the Rider along with the Policy, subject to all the conditions for Reinstatement described in the Policy and any endorsements to the Policy, except that evidence of insurability will not be required if:
1.    We receive a Written Request for Reinstatement within 180 days after the date of Lapse; and
2.    In lieu of evidence of the Insured's insurability, we receive a licensed health care practitioner's written certification that the Insured was diagnosed, using generally accepted medical diagnostic methods and tests, as being a chronically ill individual at the time the Rider Lapsed.

If the Policy and LTC Rider are being Reinstated under the unintentional Lapse provision, the supplemental application will not need to be submitted. Any claim incurred during the 180-day period will be considered for benefits subject to all other Rider provisions.

Federal Income Tax Considerations
The following summarizes some of the basic federal income tax considerations associated with a policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
A policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.
 In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the Separate Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area.  We believe that the Policy does not give you investment control over Separate Account assets.
 In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the Policy Value to the Death Benefit. As life insurance policies, the Death Benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after Age 99 in the manner provided should be sufficient to maintain the excludability of the Death Benefit after Age 99. Lack of specific IRS guidance, however, makes the tax treatment of the Death Benefit after Age 99 uncertain. Also, any increase in Policy Value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A, you may be taxed to the extent of gain in the Policy when you take a policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances. A tax advisor should be consulted on these consequences.
Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy (e.g., by assignment), the tax consequences depend on whether the policy is classified as a MEC. Moreover, if a loan from a policy that is not a MEC is outstanding when the policy is surrendered or Lapses, the amount of outstanding Indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of Premiums paid during the first seven Policy Years or in the seven Policy Years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally , a reduction in benefits during a seven-year test period could cause a policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the Initial Premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the Premium.  At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund within 60 days the dollar amount of the excess Premium that would cause the Policy to become a MEC.
UDistributions (other than Death Benefits) from MECs.U Policies classified as MECs are subject to the following tax rules:

●	All distributions other than Death Benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
●	Loans taken from or secured by (e.g., by assignment) or pledges of such a policy and increases in Policy Value secured by such loan or pledge are treated as distributions and taxed accordingly. If the policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in Policy Value during the assignment may be treated as distributions and considered taxable.
●	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you are natural age 59½ or older or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.
●	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a policy that are made within two years before the policy becomes a MEC will also be taxed in this manner.
Distributions (other than Death Benefits) from Policies that are not MECs.U Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole, or in part, as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.
Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding Loan Balance will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy Years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.
Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.
Investment in the Policy. Your investment in the Policy is generally the sum of the Premium payments you made reduced by withdrawals or distributions from the Policy that are tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of Death Benefits is generally not subject to withholding.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor. In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive Death Benefits tax-free and it requires additional tax reporting requirements.
Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
Terminal Illness Accelerated Death Benefit Endorsement. We believe that the benefit payment we make under this endorsement should be fully excludible from the gross income of the Beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this endorsement to your Policy, or requesting a benefit payment.
Long Term Care Rider.  We believe that the benefit amounts received from the LTC Rider are considered tax-free up to the greater of (1) the per diem amount based on the Health Insurance Portability and Accountability Act ("HIPAA") per diem limits subject to change annually (Note: Please refer to your LTC Rider for a description of the HIPAA per diem limits); or (2) the actual amount of qualified long term care expenses paid by the Insured.  The policyowner may elect a reduced monthly benefit amount based on the per diem limits. The charges for this rider may be distributions for income tax purposes. If you have any questions regarding the tax implications of this rider, please consult with your tax advisor.  (Note: If there is more than one policy on the Insured, all LTC benefit payments must be aggregated to determine tax liability.)
Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.
Continuation of Policy Beyond Age 99. The tax consequences of continuing the Policy beyond the Insured's Age 99 are unclear and may include taxation of the gain in the Policy or the taxation of the Death Benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy In Force beyond the Insured's Age 99.

Other Tax Considerations. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:

•
Foreign Account Tax Compliance Act ("FATCA"). The discussion above provides general information regarding U.S. federal income tax consequences to life purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are the beneficial owners of the policies.  Additional withholding of U.S. tax may be imposed if such documentation is not provided.   In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements ("IGA's") with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Life and the foreign governments regarding purchases of life insurance and annuities by their respective citizens. Prospective purchasers are advised to consult with a qualified U.S. tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and those of your beneficiaries under all possible scenarios3T.

Other Policy Information
Settlement Options
During the Insured's lifetime, you may request that we pay the Death Benefit under one of the following settlement options.  We will also use any other method of payment that is agreeable to you and us.  After the Insured's death, a Beneficiary may elect to receive such Beneficiary's share of the Death Benefit under a settlement option.  However, you may provide that the Beneficiary will not be permitted to change the settlement option you have selected.  If a settlement option is requested, we will prepare an agreement to be signed which will state the terms and conditions under which the payments will be made.  This agreement will include a statement regarding the withdrawal value, if any, and to whom any remaining proceeds will be paid following the death of the person receiving the payments.1T
The following settlement options are available:

•
Annuity - We will use the benefit as a single premium to buy an annuity.  The annuity may be payable to one or two payees.  It may be payable for a guaranteed period, or for life with or without a guaranteed period as long as we agree to it.  The annuity payment will not be less than what our newly issued immediate annuity contracts with the same features are then paying.

•
1TBenefit Deposited with Interest -   We will hold the benefit on deposit with us and it will earn interest.  Such interest will be at a rate declared by us from time to time, but not less than an annual interest rate of 1%, and may differ from the rate we pay under other options.  We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested.  The payee may withdraw part or all of the benefit and earned interest at any time.

This settlement option is not a bank account, and amounts held on deposit are not insured by the FDIC.  As part of our general account, amounts held on deposit under this settlement option are subject to claims of our creditors.  We may make a profit on all amounts held on deposit under this settlement option.

Note:  The Income Protection Option is also a settlement option available to you.  Please see the section entitled "Income Protection Option" for information regarding this option.

Conditions1T.  1TSettlements of less than $10,000 will be paid in a lump sum by check and may not be applied under any settlement option.  We may change the payment frequency if payments under an option become less than $100.

A corporation may receive payments under a life income option only if the payments are based on the life of the surviving spouse or child of the Insured.

To the extent permitted by law:

1.	No payment of the Death Benefit or interest we make will be subject to the claims of any creditor; and
2.	If you provide that the option selected cannot be changed after the Insured's death, the payments will not be subject to the debts or contracts of the person receiving the payments.
Payments We Make
We usually pay the amounts of any surrender, cash withdrawal, Death Benefit, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
●	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
●	The SEC permits, by an order, the postponement for the protection of policyowners.
●	An emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if the Transamerica Aegon Government Money Market VP fund suspends payment of redemption proceeds in connection with a liquidation of such Fund or as a result of Fund liquidity levels, then we will delay payment of any Transfer, cash withdrawal, surrender, loan, or Death Benefit from the Transamerica Aegon Government Money Market VP Subaccount until the Fund pays redemption proceeds.
If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, Death Benefit, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of Transfers, cash withdrawals, Death Benefit, or surrenders from the Basic Interest Account for up to six months.
If mandated under applicable law, we may be required to reject a Premium payment and/or block a policyowner's account and thereby refuse to pay any request for Transfers, withdrawals, surrenders, loans or Death Benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.
Split Dollar Arrangements
You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of Premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.
For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the Premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.
No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us in Good Order at our Mailing Address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.
The Sarbanes-Oxley Act (the "Act") was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a Premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar Policy.
Policy Termination
Your Policy will terminate and all benefits under it will cease on the earliest of the following:
●	The date the Policy Lapses.
•	The date we receive (in Good Order) your Written Request to surrender or terminate; or
•	The date of the Insured's death.
Assignment of the Policy
1T
You may assign your Policy by filing a Written Request with us. We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment form is received in Good Order by the Company and accepted in our Administrative Office.  We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any Death Benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee's interest and the extent of the assignment.  To terminate the assignment, we must receive, in good order, a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)
The following supplemental benefits (Riders) are available and may be added to your Policy. Monthly charges for these Riders are deducted from the Policy Value as part of the Monthly Deductions. The Riders available with the Policies do not build Policy Value and provide benefits that do not vary with the investment experience of the Separate Account. These Riders may not be available in all states; certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.
We may discontinue offering Riders at any time.  Some Riders may only be elected at the time of application. Once a Rider is elected, we will not terminate the Rider without your consent (nor will the Rider terminate by operation of law) if all terms and conditions are fully satisfied.
1TNote: 1TOur deduction of a monthly charge for any period after the date of Termination of any Rider shall not create liability for us under that Rider, nor will it constitute a waiver of the Termination of the Rider. Any monthly charge for a Rider deducted following its Termination will be retroactively refunded by crediting by the amount of the charge to the Policy Value.
The following options are available with no Monthly Deduction:
Income Protection Option
The Fixed Settlement Endorsement, also known as the Income Protection Option ("IPO"), provides a Designated Payment upon the death of the Insured in the manner stated below instead of as set forth in the Base Policy.  This option provides for the payment of all or a portion of the Policy's Death Benefit in installments following the death of the Insured.  The amounts, frequency and duration of such installments as of the effective date of the endorsement are stated in the Policy Data.  Before the Insured's death, you may cancel this option or make Policy changes that affect the amount of the Designated Payments, but the Beneficiary(ies) may not alter the payment plan that you select. This Rider may be added at or after Policy issue.

9TDesignated Payments.  9TThe Designated Payment is a payment or payments based on the total Face Amount (the sum of the Face Amount In Force on the Base Policy and the Base Insured Rider) and is set forth in the Policy Data as:

1.	An initial lump sum ("initial lump sum"); and/or
2.	Monthly payments for a guaranteed period ("fixed monthly payment"); and/or
3.	A final lump sum at the end of the guaranteed period ("final lump sum").

9TPayout of Designated Payments. 9TUpon the Insured's death, we will pay the Designated Payments as follows:

•	If the Policy's Death Benefit is greater than the total Face Amount, the excess will be paid as a lump sum in addition to any initial lump sum payment amount.
•	If the Death Benefit is less than the total Face Amount, all Designated Payment amounts will be proportionately reduced.
•	We will pay any initial lump sum when we determine that the Policy's Death Benefit is payable.
•
Fixed monthly payments will be paid retroactively to the date of the Insured's death at the same time as the initial lump sum. Fixed monthly payments will continue thereafter for the remainder of the guaranteed period.

•	The final lump sum will be paid at the end of the guaranteed period.

9TInterest Adjustment to Designated Payments. 9TAt the time of the Insured's death, we will adjust the amount of the fixed monthly payments to reflect our then-Current Interest Rate for a fixed monthly settlement option of the same type and for the same duration as the guaranteed period if that current rate is greater than the guaranteed annual interest rate. The interest rate applicable to fixed monthly payments will thereafter remain fixed through the guaranteed period.

We will adjust the final lump sum payment to reflect our Current Interest Rate for benefits deposited with interest if that current rate is greater than the guaranteed annual interest rate. Any adjustments to reflect the Current Interest Rate will be made at the death of the Insured and during the guaranteed period, as the current rate for benefits deposited with interest may vary during that time. The interest rates used to determine the final lump sum will never be less than the guaranteed annual interest rate.

Total Face Amount. Total Face Amount means the sum of the Face Amount of the Base Policy plus the Base Insured Rider plus the amounts payable under any Riders to the Base Policy as a result of the death of the Insured, excluding Riders providing benefits for accidental death.  Total Face Amount is initially determined as of the effective date of this endorsement. Total Face Amount is recalculated as of the date of any Policy change or other transaction that increases or decreases the prior total Face Amount.

If the total Face Amount is reduced as a result of an accelerated Death Benefit Rider claim payment, or due to any other change or transaction that results in a reduction of the total Face Amount upon which the Designated Payments were based, then each Designated Payment will be proportionately reduced.

9TBeneficiary. 9TBeneficiary percentages and contingencies can be designated separately for the initial lump sum, the monthly payments, and the final lump sum.  Simple designations can be submitted with your Policy application; for complex designations, please contact your registered representative or our Administrative Office at 1-800-322-7164.

If a Beneficiary dies while receiving the Designated Payments, the present value of the remaining payment will be paid to that Beneficiary's estate.  If the Beneficiary is an assignee or an estate, Designated Payments cannot be made and they will receive a single lump sum.

9TTermination of Endorsement.  9TThe endorsement will terminate only at the Written Request of the policyowner and prior to the death of the Insured.  Termination of the Rider will cause the Policy to revert to the Base Policy options for paying the Death Benefit.

9TImpact of IPO with Other Riders.  9TIf you elected any of the following under your Policy, the IPO will impact that Rider/endorsement as noted below:
Base Insured Rider
The Base Insured Rider Death Benefit is included with the base Death Benefit that will be paid as the IPO in a series of payments.  If the Base Insured Rider is reduced or dropped, the total Face Amount will be changed.

Accidental Death Benefit	If the Rider Death Benefit increases the Death Benefit beyond the total Face Amount, then the excess would be paid as part of the initial lump sum.
Terminal Illness Accelerated Death Benefit Endorsement	If the total Face Amount is reduced by an acceleration of Death Benefit proceeds, then each Designated Payment under the IPO will be proportionately reduced.
Long Term Care Rider
Acceleration of the Policy's Death Benefit under the Long Term Care Rider would not decrease the IPO total Face Amount, but would decrease the Death Benefit payout that enters into the final determination of Designated Payments after the death of the Insured.

The Additional Insured Rider and the Children's Benefit Rider Death Benefits are not subject to the IPO and will be paid separately as a lump sum or under the designated settlement options.  The Disability Waiver of Premium Rider, Disability of Monthly Deductions Rider and Overloan Protection Rider do not contribute to the IPO benefit.
Overloan Protection Rider
Your Policy will have an Overloan Protection Rider if you elect the Guideline Premium Test, and your Policy is not a Modified Endowment Contract.  Exercise of this Rider will guarantee, as long as the Rider is in effect, that the Policy will not Lapse in certain circumstances described below.
Please see "Termination of the Rider" below for Termination conditions of the Rider before and after exercise.  A charge will be assessed when the Rider is exercised.  Note: This Rider may not be available in all states.
9TThe Rider at Exercise.  9TYour election to exercise this Rider will be effective when we receive your Written Request, in Good Order, at our Mailing Address.  To exercise this Rider, each of the following conditions must be true as of the exercise effective date:
•	The Death Benefit option is the Level Option.
•	The Policy must have been In Force for at least 15 years.
•	The Insured must be between Age 75 and Age 120.
•	There must be sufficient Policy Value to cover the Rider exercise charge as described below.
•	The Loan Balance is greater than the Face Amount, but less than 99.9% of the Policy Value after the charge for this Rider has been deducted.
•	The guideline Premium limit for the Policy will remain greater than zero at all times before the Insured's Age 100.
•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.
•	There are no other Riders in effect under the Policy after the exercise effective date.
•	No further loans will be allowed, but loan interest will continue to accrue and the policyowner may continue to repay any interest or principal.
•	The sum of all withdrawals taken from the Policy must be at least equal to the total Premiums paid.
On the exercise date, we:
1.
 Transfer all remaining Policy Value in the Subaccounts to the Basic Interest Account.  No Transfer charge will be assessed for such Transfer, nor will it count against, or be subject to, any Transfer limitations that may be in effect.

2.
Do not allow any further Policy transactions, including Premium payments, withdrawals, surrenders, Transfers, changes to the Death Benefit option, or increases or decreases to the Face Amount after you exercise this Rider. No further loans will be allowed, but loan interest will continue to accrue and the Owner may continue to repay any unpaid policy loan or accrued loan interest.

3.	Deduct the charge for this Rider from your Policy Value.

One-Time Charge. There is a one-time charge to exercise this Rider.  The charge is equal to a percentage of the gross Policy Value, based on the Insured's Age at the time of exercise:
UAgeU UCharge
75-90 5%
91 4%
92 3%
93 2%
94-120                                       1%

9TTermination of Rider. 9TThis Rider will terminate on the earliest of the following events:

•	The date the Policy terminates;
•	The next Monthly Policy Date following the date the policyowner requests Termination of this Rider;
•	The death of the Insured;
•	The date the Policy is surrendered or continued under any non-forfeiture option;
•	The Policy Anniversary at the Insured's Age 121; or
•	The date the Policy becomes a Modified Endowment Contract under Section 7702A of the Internal Revenue Code, as amended.

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the Loan Balance should be treated as a taxable distribution when this Rider is exercised.  You should consult a tax advisor as to the tax risks associated with this Rider.
Terminal Illness Accelerated Death Benefit Endorsement
This endorsement allows us to pay a portion of the Death Benefit once we receive proof, in Good Order, at our Mailing Address that the Insured is ill and has a life expectancy of one year or less. A doctor must certify the Insured's life expectancy.  (Note: If an accelerated Death Benefit is paid, the Policy's benefits and values, as well as any benefits and values provided by affected Riders, will be reduced.) This Rider may be added at or after Policy issue.

Note: Terminally ill means that the Insured has a medical condition, resulting from bodily injury or disease, or both, which is expected to result in the death of the Insured within 12 months of diagnosis.
Accelerated Death Benefit Amount. The minimum available Death Benefit you may accelerate because the Insured is terminally ill is $10,000 and the maximum you may accelerate is equal to the lesser of:
1.	75% of the available Death Benefit (including Base Insured Rider) as of the first accelerated Death Benefit payment; or
2.
$500,000, including all other accelerated Death Benefits previously elected or currently under review under all policies, endorsements or Riders issued by us or our affiliates on the life of the Insured.

Available Death Benefit means the amount payable under the Base Policy upon the death of the Insured.  Available Death Benefit does not include amounts payable under any other Riders not expressly named, including, but not limited to, any Accidental Death Benefit Rider, Additional Insured Rider or Disability Waiver Rider.
The accelerated Death Benefit payment we make to you will be less than the amount of the available Death Benefit which you request to accelerate. The accelerated Death Benefit payment will be calculated as A – B – C – D where A, B, C, and D are determined as follows:

A.	The present value of the amount of the available Death Benefit which you request to accelerate, which will be calculated as described below.
B.	Any amount necessary to provide insurance to the date of the accelerated Death Benefit payment if we make the payment during a grace period.
C.	The Loan Balance, if any, at the time the accelerated Death Benefit is paid, multiplied by the election percentage.
D.
An administrative charge for each accelerated Death Benefit request. The administrative charge for each accelerated Death Benefit request as of January 1, 201 7 is $350, but will be subject to future increases based on cumulative annual cost-of-living increases as measured by the Consumer Price Index for All Urban Consumers ("CPI") since January 1, 2012. In the event that the CPI is no longer published, a substantially similar index will be used.

The present value of the accelerated Death Benefit payment we make to you will be based on a discount which reflects the early payment of the accelerated Death Benefit amount. We assume a 12-month period for this purpose. The annual interest rate we use will be a discount rate that is the greater of:

•	The current yield on 90-day U.S. Treasury bills; or
•	The policy loan interest rate (currently 2.75%).

We will not pay a benefit under the Rider if the Insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.
Example
For example, suppose before the owner elects the terminal illness benefit, a Policy has a $400,000 Death Benefit and a $10,000 Loan Balance. Suppose that the current yield on 90-day Treasury bills is 6% and the Policy loan interest rate is 2.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the benefit. Suppose the administrative charge for this endorsement is the 201 7 value of $350.00. The owner elects to accelerate 50% of the Death Benefit, so the single sum benefit equals $183,329.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50) - $350.00. After the acceleration, the remaining Death Benefit is $200,000, which is 50% of $400,000, and all Policy Values, including the Loan Balance, will be reduced by 50%.
Termination.  This endorsement will terminate on the earliest of the following dates or events:

•	The date the maximum accelerated Death Benefit has been accelerated, or the aggregate maximum accelerated Death Benefit of $500,000 under all policies, endorsements or Riders has been reached; or
•	The date the Policy Terminates; or
•	The effective date of a settlement option elected under the Policy; or
•	The date you elect to terminate the endorsement; or
•	The date of the Insured's death.

Reinstatement. If the Policy is Reinstated, this endorsement may be Reinstated at the same time; however, we will not pay any benefit for a terminal illness that is first diagnosed by a physician prior to the Reinstatement date.
Effect of the Long Term Care Rider and the Terminal Illness Accelerated Death Benefit Endorsement.  If your Policy also includes a Long Term Care Rider, the Insured may qualify for benefits under both the Terminal Illness Accelerated Death Benefit Endorsement and the Long Term Care Rider.  Please see the section of this prospectus entitled "9TEffect of Terminal Illness Accelerated Death Benefit Endorsement on the Long Term Care Rider" for a description of the effect of having both a Long Term Care Rider and the Terminal Illness Accelerated Death Benefit Endorsement.
Note:  Before adding this endorsement to an existing Policy or requesting payment under the endorsement, you should consult a tax advisor to discuss the tax consequences of doing so10T. This endorsement may not be available in all states.
The following options are available with an additional Monthly Deduction:

Base Insured Rider
Under the Base Insured Rider, we provide term insurance coverage on the Insured on a different basis from the coverage in your Policy. This Rider may be added at or after Policy issue and is not available with the Long Term Care Rider.

Features of the Base Insured Rider:	●	The Rider increases the Policy's Death Benefit by the Rider's Face Amount.
	●	The Rider may be purchased for Insureds Ages 18-85.
	●	The minimum purchase amount for the Rider is $100,000. The maximum purchase amount is 10 times the Face Amount of the Policy.
	●	We do not assess any additional Surrender Charge for the Rider.
	●	Generally the Rider coverage costs less than the insurance under the Policy, but it has no Policy Value and terminates at Age 100.
	●	You may cancel or reduce your Rider coverage without decreasing your Policy's Face Amount.
	●	You may generally decrease your Policy's Face Amount without reducing your Rider coverage.
Subject to the following conditions, on any Monthly Policy Date while this Rider is In Force, you may convert this Rider to a new policy on the Insured's life without evidence of insurability.

Conditions to convert the Rider:	●	Your request must be in writing, in Good Order, and sent to our Mailing Address.
	●	The Insured has not reached his/her 70PthP birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversions.
	●	We may allow an increase to the Policy's Face Amount if the Base Policy and all of the Riders In Force allow such an increase.
●
The amount of the insurance under the new policy or the amount of the increase will equal the Face Amount In Force under the Rider as long as it meets the minimum Face Amount requirements of a Base Policy.

	●	We will base your Premium on the Insured's class of risk under the Rider.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The Policy Anniversary at Age 100; or
	●	The date the Policy terminates; or
	●	The date you fully convert this Rider; or
	●	The Monthly Policy Date when the Rider terminates upon the owner's Written Request.
It may cost you more to keep a higher Face Amount under the Base Policy, because the Face Amount may have a cost of insurance and other charges that are higher than the cost of the same amount of coverage under your Base Insured Rider. Any changes to the coverage of this Rider may affect your Minimum Monthly No Lapse Premium. Please refer to the applicable fee tables for your Policy to determine the charges for this Rider. Note: If the Income Protection Option ("IPO") is selected and the Base Insured Rider is reduced or dropped, the IPO amounts are changed.
You should consult your registered representative to determine if you would benefit from Base Insured Rider. We may discontinue offering Base Insured Rider at any time. We may also modify the terms of this Rider for new policies.
Additional Insured Rider
This Rider may insure the spouse (or a non-spouse additional Insured where required by state law) and/or dependent children of the Insured. Please note that if a non-spouse is the additional Insured there may be adverse tax consequences. Subject to the terms of the Rider, we will pay the Face Amount of the Rider to the beneficiary you named for that additional Insured.  If you do not name a beneficiary, any proceeds will be payable as stated in the application for the Rider. You may designate a different beneficiary for the Rider at any time by following the instructions in your Policy describing "How to Change a Beneficiary" and specifically stating that the designation is applicable to the insurance provided by this Rider.  We must receive proof, in Good Order at our mailing address that the additional Insured's death occurred while this Rider was In Force. Our minimum Face Amount for this Rider for additional Insureds Ages 18-85 is $100,000. The maximum Face Amount is the lesser of $1,000,000 or the total amount of coverage on the Insured. The maximum number of Additional Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this Rider. Subject to the following conditions, on any Monthly Policy Date while the Rider is In Force, you may convert it to a new policy on the additional Insured's life (without evidence of insurability).

Conditions to convert the Rider:	●	Your request must be in writing, in Good Order, and sent to our Mailing Address.
	●	The additional Insured has not reached his/her 70PthP birthday.
	●	You may also convert within 45 days of the death of the Insured if the death occurs before the additional Insured's 70PthP birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversion.
	●	Subject to the minimum Face Amount required for the new policy, the amount of the insurance under the new policy may not exceed the Face Amount In Force under the Rider.
	●	We will base the Premium for the new policy on the additional Insured's underwriting class of risk under the Rider.
	●	Each new policy will be effective on the date of conversion.
●
The Initial Premium for the new policy must be received within 31 days of receipt of the conversion application.  If the Initial Premium is not received within that period, the conversion application will be canceled and coverage under the Rider will continue unless it has otherwise been terminated.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The death of the Insured; or
	●	The Policy Anniversary at the Insured's Age 121; or
	●	The death of the last surviving additional Insured; or
	●	The next Monthly Policy Date following the date you request termination of the Rider; or
	●	The date the Policy Lapses; or
	●	The date the Policy is surrendered or continued under any non - forfeiture option; or
	●	The date that coverage for all additional Insureds under the Rider is converted; or
	●	The date the Policy Terminates.

Insurance on an additional Insured will automatically terminate on the earlier of the Policy Anniversary at such additional Insured's Age 100 or when all coverage for that additional Insured is converted.
This Rider may be added at or after Policy issue.
Children's Benefit Rider

This Rider provides insurance on the Insured's children (or qualifying stepchildren) who are between the Ages of 15 days and 18 years old on the effective date of the Rider or when later added to the Rider due to birth, marriage or legal adoption.   (Note – This Rider may be added at or after Policy issue and is not available with the Long Term Care Rider.)

Our minimum Face Amount for this Rider is $1,000 and the maximum Face Amount is $99,000. We will pay a Death Benefit once we receive proof in Good Order at our Mailing Address that the Insured child died while the Rider was In Force for that child.

Rider Benefit.  If a covered child dies while insured under this Rider, we will pay the Rider Death Benefit to the policyowner unless the policyowner requests that any proceeds be paid to a different Beneficiary by: (1) naming the Beneficiary in accordance with the "How to Change A Beneficiary" provision in the Policy; or (2) specifically stating that the Beneficiary designation is applicable to insurance provided under this Rider.

The amount of the Rider Death Benefit is shown in the Policy Data.  If coverage is added or changed after the Date of Issue of the Policy, the Rider Death Benefit will be the amount we confirm to you in writing. Payments are subject to the provisions of the Policy and this Rider.

Any proceeds may be applied under the settlement provisions of the Policy.

Conversion.  You may convert up to the Rider coverage at any time while the Rider is In Force, or you may convert up to the lesser of 5 times the Rider coverage or $50,000 (even if this limit is less than the Rider Face Amount) upon the following events:

•	The covered child's 25PthP birthday;
•	The Policy Anniversary at the Insured's Age 65;
•	The child's marriage;
•	The child's baccalaureate or higher degree; or
•	The Insured's death.

The Initial Premium for the new policy must be received at our Administrative Office within 31 days of receipt of the conversion application. If the Initial Premium is not received within that period, the conversion application will be canceled and coverage under this Rider will continue unless it has otherwise been terminated.

If you request a Face Amount for the new policy that is in excess of the Rider Death Benefit, your Written Request for conversion and payment of the required Premium must be made to us before, or within 31 days after, the dates of the events listed above, except that 90 days are allowed following the death of the Insured.

Please refer to the Rider for more information regarding conversion.

Termination of the Rider:	●	The Rider will terminate on the earliest of the following dates or events:
	●	The Policy Anniversary at the Insured's Age 65; or
	●	The death of the Insured; or
	●	The next Monthly Policy Date following the date you request
	●	Termination of this Rider; or
	●	The date the Policy Lapses; or
	●	The date the Policy is surrendered or continued under any non-forfeiture option; or
	●	The date the Policy matures or terminates; or
	●	The date the Policy is converted to another policy.

Insurance on a child covered under this Rider will automatically terminate on the earliest of that child's actual 25PthP birthday (or that child's death if sooner) or when all coverage for each covered child is converted.
Accidental Death Benefit Rider
Available to Insureds Age 15-55, the minimum Face Amount for this Rider is $2,000.  The maximum Face Amount available for the Rider for Policies with a Face Amount below $200,000 is the lesser of: (i) $200,000 or (ii) 2½ times the Policy's Face Amount.  For Policies with a Face Amount of $200,000 and above, the maximum Face Amount available for this Rider is the lesser of: (i) $300,000 or (ii) the Policy's Face Amount. (Note: This Rider may be added only at Policy issue, and is not available with the Long Term Care Rider.)
Subject to certain limitations, we will pay the Rider Face Amount if the death of the Insured results solely from accidental bodily injury where:
●	The death is caused by external, violent, and accidental means.
●	The death occurs within 90 days of the accident.
●	The death occurs while the Rider is In Force.
The Rider will terminate on the earliest of the following dates or events:
•	The death of the Insured;
•	The Policy Anniversary at the Insured's Age 70;
● The next Monthly Policy Date following the date you make a Written Request to terminate this Rider;
•	The date the Policy Lapses;
•	The date the Policy is surrendered or continued under any non-forfeiture option; or
•	The date the Policy terminates.
Disability Waiver of Monthly Deductions Rider
Subject to certain conditions, we will waive the Policy's Monthly Deductions while the Insured is totally disabled (as defined in the Rider). You may purchase this Rider if the Insured's Age is between 18 and 55 years of Age at the time the Rider is purchased. This Rider may be added only at Policy issue, and is not available together with the Disability Waiver of Premium Rider or the Long Term Care Rider.

Before we waive any Monthly Deductions, we must receive proof, in Good Order, at our Mailing   Address that:
●	The Insured is totally disabled;
●	The Insured's total disability began before the Insured's Age 65; and
●	The Insured's total disability has existed continuously for at least six months.

Benefit Period.  The waiver of monthly deductions benefit will be credited during the continuance of the Insured's total disability, subject to the following:

1. If the total disability begins before the Policy Anniversary at the Insured's
Age 60 and continues to the Policy Anniversary at the Insured's Age 65, we will credit the waiver of monthly deductions benefit to the Policy until the earlier of the Policy Anniversary at the Insured's Age 121 or the Termination of the
Policy.

2. If the total disability begins after the Policy Anniversary at the Insured's Age 60, we will not credit the waiver of monthly deductions benefit to the Policy after the Policy Anniversary at the Insured's Age 65.

3. Separate periods of total disability will be considered as one continuous disability period unless such separate periods are:
   a. Due to unrelated causes; or
   b. Due to the same or related causes, but are separated by at least six months during which the Insured has returned to work on a continuous basis.

Termination of Benefits.  The benefits provided by this Rider for any period of Total Disability will end:

1. If the Insured fails to give us any requested due proof or refuses to submit to a requested examination; or
2. If the Insured is no longer totally disabled. You have the obligation to inform us immediately if the Insured is no longer totally disabled or if the Insured returns to work.
We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the Insured's recovery from disability, or after Termination of this Rider. It is possible that additional Premium payments will be required to keep the Policy In Force while the waiver of Monthly Deductions benefit is being paid.

Termination of the Rider:	The Rider will terminate on the earliest of the following dates or events:

	●	The Insured's Age 65, unless at that time we have been waiving Monthly Deductions continuously since before the Insured's Age 60; or
	●	The death of the Insured; or
	●	The next Monthly Policy Date following the date you request termination of this Rider; or
	●	The date the Policy Lapses; or
	●	The date the Policy is surrendered or continued under any non - forfeiture option; or
	●	The date the Policy Terminates; or
	●	The date the Policy is converted to another policy.

If the total disability begins before the Policy Anniversary at the Insured's Age 60 and continues to the Policy Anniversary at the Insured's Age 65, we will waive all further Monthly Deductions under the Policy.
Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of Premium benefit, as shown in the Policy Data, as if it is a Premium payment into the Policy, while the Insured is totally disabled, as defined in the Rider. The waiver of Premium benefit is generally equal to the lesser of the initial monthly planned Premium, the monthly guideline level Premium, or $1,000.  We will allocate the resulting Net Premium in the Subaccounts and the Basic Interest Account according to your allocation instructions.  You may purchase this Rider if the Insured's Age is between 18 and 55 years. This Rider may be added only at Policy issue, and is not available in combination with the Disability Waiver of Monthly Deductions Rider or the Long Term Care Rider.

Benefit Period.  The waiver of Premium benefit will be credited during the continuance of the Insured's total disability, subject to the following:

•	If the Insured is disabled prior to Age 65, we will apply the waiver of Premium benefit as if it is a Premium paid, and will allocate the resulting Net Premium into Policy Value.
•	Anyone disabled by Age 60 continues to receive disability payments until they recover or reach Age 121, whichever comes first.
•	Anyone disabled between Ages 60 to 64 continues to receive disability payments until they recover or reach Age 65, whichever comes first.
•	Separate periods of total disability will be considered as one continuous disability period unless such separate periods are:
•	Due to unrelated causes; or
•	Due to the same or related causes, but are separated by at least six months during which the Insured has returned to work on a continuous basis.
Upon meeting the requirements above, we will also make a retroactive payment for the number of months following the date total disability began. We will apply the benefit each month on the Monthly Policy Date. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the Insured's recovery from disability, or after termination of this Rider. It is possible that additional Premium payments will be required to keep the Policy In Force while the waiver of Premium benefit is being paid.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The Insured's Age 65, unless at that time we have been crediting the waiver of Premium benefit continuously since before the Insured's Age 60; or
	●	The death of the Insured; or
	●	The Insured's Age 121; or
	●	The next Monthly Policy Date following the date you request termination of this Rider; or
	●	The date the Policy is surrendered or continued under any non-forfeiture option; or
	●	The date the Policy Terminates; or
	●	The date the Policy is converted to another policy.
Long Term Care Rider

The Long Term Care Rider ("LTC" Rider), provides a monthly benefit to you while the Insured is incurring qualifying long term care expenses.  In order for you to exercise this Rider, the Insured must be: (1) severely cognitively impaired or (2) unable to perform at least 2 of the following Activities of Daily Living ("ADL") without substantial assistance for a period of at least 90 days due to a loss of functional capacity:
•	Bathing;
•	Continence;
•	Dressing;
•	Eating;
•	Using the toilet facilities; or
•	Transferring (moving into or out of bed, chair or wheelchair).

If an Insured meets the eligibility requirements, coverage is provided for one or more necessary diagnostic, preventive, therapeutic, rehabilitative, maintenance, or personal care services provided in a setting other than an acute care unit or of a hospital such as: (1) a long term care facility; (2) an adult day care center; (3) a hospice care facility; or (4) the home.  The Rider provides coverage in the form of a fixed indemnity benefit for long term care expenses, subject to the Rider limitations and elimination period requirements.  This Rider must be elected in the application and may only be added at Policy issue.

Benefits Provided by the Rider.  Subject to the conditions, limitations and exclusions in the Rider, the maximum amount of the benefit payable for any calendar month is an amount equal to the lesser of A or B where:

A:	Is 2% of Long Term Care Rider Face Amount in effect; or
B:	Is the per diem amount allowed by HIPAA times the number of days in the calendar month.

A policyowner may request to receive a monthly benefit less than the maximum subject to a minimum monthly benefit.  Choosing a lesser amount could extend the length of the benefit period of the Long Term Care Rider.  Any reduced amount elected must be at least $500 per month.  The election of a lesser amount may be rescinded at any time.
Note:  Long Term Care Rider benefits are an acceleration of the Policy's Death Benefit and will reduce any proceeds payable at surrender of the Policy or upon the Insured's death.

Death of Insured.  Upon the death of the Insured, the Beneficiary will receive the Policy's current Death Benefit at the time of death, less any Loan Balance, further reduced by the dollar amount that has been paid in Long Term Care Rider benefits.
9TEligibility. 9TLong Term Care benefits may be payable under the Rider if the Insured is a chronically ill individual (or has severe cognitive impairment); and (1) has satisfied the 90-day elimination period; (2) has received qualified long term care services covered under the Rider and such services are specified in a Plan of Care (as defined in the Rider); and (3) a current Plan of Care and written proof of loss have been approved by us.

9TElimination Period.  T9The Rider has an elimination period of 90 days.  This means that we will not pay benefits under the Rider for any period before the Insured has incurred expenses, on each of 90 separate days during which the Rider is in effect, for Qualified Long Term Care Services (as defined in the Rider) that would otherwise be covered under the Rider. These days of care or services need not be continuous. The elimination period has to be satisfied only once while the Rider is in effect. You must provide us with proof of loss in order to satisfy the elimination period.

We will give the Insured credit toward the elimination period for days of confinement, care or services covered under the Rider, even if they are paid or payable by Medicare. Note: The Long Term Care Rider is not Medicare supplement coverage. If you are eligible for Medicare, please review the Medicare Supplement Buyer's Guide – "Guide to Health Insurance for People with Medicare" available from the Company. Note: Transamerica Life and its agents do not represent Medicare, the federal government or any state government.

Care or services received during confinement in a hospital or rehabilitation hospital/facility cannot be used to satisfy the elimination period, even if they are paid or payable by Medicare.

General Exclusions and Limitations.  There are certain exclusions and limitations.  Qualified long term care services do not include care, confinement or services:

•	Resulting from alcoholism, or drug addiction or chemical dependency unless as a result of medication used as prescribed by a physician;
•	Resulting from or arising out of attempted suicide or intentionally self-inflicted injury;
•	Due to participation in a felony, riot or insurrection;
•	For which no charge is normally made in the absence of insurance;
•	Received outside the 50 United States and the District of Columbia, or Canada; and
•
Performed by a member of your immediate family or the Insured's immediate family. A member of your immediate family or the Insured's immediate family can provide covered care or services if he or she is a regular employee of an organization that is engaged in providing the qualified long term care services. The organization he or she works for must receive the payment for the care or service. Your immediate family or the Insured's immediate family member must receive no compensation other than the normal compensation for employees in his or her job category.

Note: Immediate family refers to one of the following members of the Insured's or owner's family: spouse (including common law spouse) or civil union partner and anyone who is related to the individual or his or her spouse or civil union partner (including adopted, in-law and step-relatives). This includes a parent, grandparent, child, grandchild, brother, sister, aunt, uncle, first cousin, nephew or niece.

Non-Duplication of Benefits.  Qualified long term care services do not include care, confinement or services that are provided in a government facility (unless otherwise required by law); paid or payable under Medicare; provided by any governmental programs (except Medicaid); paid under any state or federal workers' compensation, employer's liability or occupational disease law or any motor vehicle no-fault law unless the costs incurred exceed the benefits paid by one of these entities, policies or programs.

End of Eligibility.  If Rider benefit payments cease because the Insured no longer qualifies for benefits under this Rider, the following will apply:

•
If the Policy's No Lapse Ending Date has not passed, the test to determine whether the No Lapse Guarantee is in effect will not require a Minimum No Lapse Premium for those months while we were paying benefits under this Rider.

•	Any negative Policy Value will be reset to zero.
•	Policy transactions that were restricted while we were paying benefits under this Rider will become unrestricted.

General Information Regarding the Long Term Care Rider ("LTC Rider"):

Features of the Rider:	●	The LTC Rider must be elected in the initial application and may only be added at Policy issue. A supplemental application will be used specifically for the LTC Rider.
	●	The LTC Rider is only available if you select the Cash Value Accumulation Tax Test.
	●	At issue, the LTC Rider Face Amount will be equal to 100% of the Base Policy Face Amount.
	●	The LTC Rider minimum Face Amount at issue is $100,000 and the maximum is $1,000,000.
	●	Loans and withdrawals are not permitted while benefits are being paid under the Rider.
●
There is a 30 day Free Look Period for the LTC Rider.  If you decide not to keep the Rider, simply return it to us at our Administrative Office or to the representative from whom you purchased the Policy within the 30 day period.  We will then reissue the Policy to reflect the removal of the LTC Rider.

●
At the commencement of LTC Rider benefits, we will change the Policy Death Benefit Option to Level, if not already at Level.  When we stop paying LTC benefits, the Death Benefit option will not automatically restore to the original Death Benefit Option, but the policyowner may request a change at that time.

	●	There are no increases in the LTC Rider Face Amount except those due to a change in the Death Benefit option.
	●	If a Policy's Death Benefit exceeds the LTC Face Amount, the LTC Face Amount does not increase because it is based upon the Policy's Face Amount – not the Death Benefit.
	●	The Rider charge is taken as a Monthly Deduction from the Policy Value.
●
Certain transactions that change the Face Amount of the Policy, other than payments of Rider benefits, will also change the LTC Rider Face Amount:
➢ A decrease in the Face Amount of the Policy;
➢ A Death Benefit option change;
➢ Cash Withdrawals; or
➢ An accelerated Death Benefit due to terminal illness.
If the policyowner has elected the LTC Rider, then reductions will not be permitted that decrease the Face Amount of the Policy below $100,000.

●
If there is a Loan Balance at the time the LTC Rider benefits commence, then the Rider payments will first be applied toward paying any interest due on the Loan Balance and the remaining benefit amount will be paid to the policyowner.

●
If there are any Policy loans at the time the Rider maximum amount has been reached, the policyowner must pay the interest due on any Policy loans as it becomes due, otherwise the Policy will Terminate.

●
Only the Terminal Illness Accelerated Death Benefit Endorsement and Income Protection Option are available under the Policy if the policyowner has elected the LTC Rider.  All other Riders available under the Policy cannot be elected in combination with the LTC Rider.

●
LTC Rider benefit payments will not result in any decreases in the Policy's Face Amount, Policy Value or loan amounts; they will be deducted from the Policy's Death Benefit and surrender value when the Insured dies or the policyowner surrenders the Policy.  When the LTC Rider benefits commence, the LTC benefits paid will result in a dollar-for-dollar reduction in any Policy proceeds paid at death or surrender.

	●	LTC Rider benefit payments may not be assigned. Rider benefit payments are paid to the policyowner, whether the Insured is the policyowner or is another individual.
●
At commencement of benefits under the Rider, the Policy Value is Transferred from the Separate Account to the Basic Interest Account. Any Premiums or loan repayments that are made while the Insured is receiving benefits under the Rider will be allocated to the Basic Interest Account.

	●	Dollar Cost Averaging and Asset Rebalancing will cease when LTC benefits begin.
	●	The minimum elected monthly benefit is $500 per month.
●
9TUpon the Insured's death, the Beneficiary will receive the greater of: (1) the Policy's Death Benefit at time of death less any Loan Balance reduced by the sum of Long Term Care Rider benefit payments; or (2) the residual Death Benefit.

Effects of Reaching the Rider Maximum Amount:	●	No further Monthly Deductions will be charged for the Rider.
	●	All Riders other than the LTC Rider will terminate.
	●	Interest will continue to be credited to the Policy Value and interest on policy loans must be paid in cash to avoid Termination.
Termination of the Rider:	The Rider will terminate on the earliest of the following:

	●	The Monthly Policy Date coinciding with or immediately following the date we receive in Good Order at our Mailing Address, a Written Request to terminate the LTC Rider.
	●	The date the Policy Lapses.
	●	The date the Policy is surrendered.
	●	The date the Policy terminates (including any rescission).
	●	The date of the Insured's death.

9TEffect of Terminal Illness Accelerated Death Benefit Endorsement on the Long Term Care Rider.  9TIf your Policy includes an endorsement providing an accelerated Death Benefit in the event of a terminal illness ("Terminal Illness ADB Endorsement"), the Insured may qualify for benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider.  If the Insured qualifies for benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider and if a claim is made under both the Terminal Illness ADB Endorsement and the Long Term Care Rider, a benefit will be paid under the Terminal Illness ADB Endorsement first.  A payment under the Terminal Illness ADB Endorsement will reduce that endorsement's Face Amount, and the Long Term Care Rider Face Amount will be reduced by the same amount. Once payment under the Terminal Illness ADB Endorsement is made, any payments under the Long Term Care Rider will be made based on the newly reduced long term care Face Amount.

We will not pay benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider simultaneously. If a claim is made under the Terminal Illness ADB Endorsement while benefits are being paid under the Long Term Care Rider, we will stop paying benefits under the Long Term Care Rider when we pay benefits under the Terminal Illness ADB Endorsement.  The maximum accelerated Death Benefit used to calculate the amount of the Terminal Illness Accelerated Death Benefit will be reduced by any Long Term Care Rider benefits paid out. Once payment under the Terminal Illness ADB Endorsement is made, and the Insured qualifies for benefits under the Long Term Care Rider, any payments under the Long Term Care Rider will be made based on the newly reduced Long Term Care Rider Face Amount.
Please consult your tax advisor regarding the use of this Rider.

Residual Death Benefit Endorsement
A Residual Death Benefit Endorsement is included with your Policy if you elect the Long Term Care Rider.  The residual Death Benefit is equal to the lesser of:
•	10% of the lowest Face Amount of the Base Policy from its inception, less any Loan Balance; or
•	$10,000.

Payment of Residual Death Benefit.  Upon the death of the Insured while the Policy is In Force, Transamerica Life will pay the residual Death Benefit instead of the Death Benefit that would otherwise be payable if it is more than such benefit and:

•	The Insured dies during a calendar month for which a monthly long-term care benefit is due under the Long Term Care Rider; or
•	The Insured dies after Transamerica Life has paid the maximum amount under the Long Term Care Rider.

Termination. The Residual Death Benefit Endorsement will terminate on the earliest of the following:

•	The date the Policy is surrendered;
•	The date the Policy Terminates for any reason;
•	The date you request termination of the Long Term Care Rider.
Additional Information
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, Insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Sending Forms and Transaction Requests in Good Order
We cannot carry out your instructions to process a transaction relating to the Policy until we have received your instructions in Good Order at our Mailing Address or website, as appropriate.  Good Order means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in Good Order, instructions must be sufficiently complete and clear so that we do not need to exercise any discretion to follow such instructions.
Distribution of the Policies
Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.
The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  The sales commission paid to broker-dealers during 201 6 was, on average,  36 % of all premiums paid during the first Policy year.   A dditional sales commissions may also be payable on Premiums paid as a result of an increase in Face Amount. Some selling firms may be required to return first year commissions if the Policy is not continued through a certain time period.
To the extent permitted by rules of the Financial Industry Regulatory Authority ("FINRA") rules, Transamerica Life, TCI, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements are described further below.
The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to his or her selling firm, depending on the agreement between the selling firm and its sales representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.
Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.
  Sales of the Policies are supported by certain affiliated selling broker-dealers.  We may underwrite certain costs of those affiliates' various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to the affiliated firm.  These facilities and services are necessary for the affiliate's administration and operation.

Sales representatives and their supervisors at certain affiliated firms may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us.  Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses.  The amounts may be significant and may provide us with increased access to the firm's sales representatives.

In addition, managers and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies.  For example, certain registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (our ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by certain representatives may be matched by us.

Some sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals may be issued options on the stock of Aegon N.V.  We also maintain a non-qualified deferred compensation plan for certain sales representatives who are our insurance agents.  The plan permits such agents to defer receipt of commissions on sales of our variable insurance products.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.
These special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms.  Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the Policies or other criteria.
No specific charge is assessed directly to policyowners or the Separate Account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
Policy Statements

We will send you a statement at least once a year without charge showing the following information about your Policy:

1.	The beginning and ending dates of the current statement period.
2.	The Policy Value, if any, at the beginning of the current statement period and at the end of the current statement period.
3.	The amounts that have been credited or debited to the Policy Value during the current statement period, including the type for each.
4.	The Death Benefit at the end of the current statement period.
5.	The Policy's Cash Surrender Value, if any, at the end of the current statement period.
6.	The amount of any Loan Balance at the end of the current statement period.
7.	The Monthly Deduction as of the statement date.
8.
If applicable, a notice that, assuming guaranteed interest and guaranteed charges, the Policy's Cash Surrender Value will not maintain insurance In Force until the end of the next statement period unless further Premium payments are made.

Illustrations
10T We will provide, upon your Written Request at any time after the first Policy Year, illustrations of your Policy's benefits and values.  There is no charge for the first such illustration but we reserve the right to charge a fee of $25 for any illustration after the first in any Policy Year.

Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or transactions with the underlying Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the underlying Funds available under the Policy to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches in the future.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

   The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Financial Statements
The financial statements of Transamerica Life and Separate Account VUL 3 are included in the SAI.
Additional information regarding the investment performance of the Funds appears in the Fund prospectuses, which accompany this prospectus.

0BDefinitions
Account Option	An account to which you may allocate net Premiums and/or Transfers. The Account Options are the Basic Interest Account and the Subaccounts of the Separate Account.

Administrative Office
Our Administrative Office address is 570 Carillon Parkway, St. Petersburg, Florida 33716-1294. Our phone number is 1-800-322-7164; our facsimile numbers are 1-727-299-1648 (for Subaccount Transfers only) and 1-727-299-1620 (for all other fax requests). Our Administrative Office serves as the recipient of all telephonic and facsimile transactions, including, but not limited to Transfer requests and Premiums made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the Mailing Address.

Age	A person's age in years on his/her birthday nearest the Policy Anniversary, unless otherwise specified. For purposes of the Policy, the Insured's Age changes on each Policy Anniversary.

Base Policy	The Transamerica Journey variable life insurance policy without any supplemental Riders.

Basic Interest Account
An Account Option other than the Subaccounts of the Separate Account.  The Basic Interest Account is part of our General Account.  The portion of the Policy Value in the Basic Interest Account will earn interest as described in the Basic Interest Account provisions.

Beneficiary(ies)
 A person designated to receive all or a portion of the Death Benefit on the death of the Insured.  You may name both a primary and contingent Beneficiary.  A primary or contingent Beneficiary named on the application may be changed as provided in the Policy.

Cash Surrender Value	The amount available upon surrender of this Policy. The Cash Surrender Value equals the Policy Value less any Surrender Charge and less any Loan Balance.

Current Interest Rate
The rate at which interest will be credited to the Basic Interest Account.  Current interest rates are declared by us at our discretion. Different Current Interest Rates may apply to different portions of the Basic Interest Account.

Date of Issue	The date the Policy is prepared in our office. The Date of Issue is shown in the Policy Data. The Date of Issue may or not be the same as the Policy Date.

Death Benefit	The amount we will pay to the Beneficiary(ies) on the Insured's death. We will reduce the Death Benefit by the amount of any Loan Balance and any charges that are due and payable.

Designated Payment
A payment under the Income Protection Option that is based on the total Face Amount (the sum of the Face Amount of the In Force Base Policy and the Base Insured Rider) and consists of an initial lump sum and/or monthly payments for a guaranteed period, and/or a final lump sum at the end of the guaranteed period.

Face Amount
 An amount used in determining the amount of the Policy's Death Benefit.  The initial Face Amount is shown in the Policy Data.  The actual amount we pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.

Free Look Period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the Free Look Period varies by state. The Free Look Period is listed in the Policy.

Fund
 An investment pool registered with the SEC as an investment company under the Investment Company Act of 1940 and made available for the investment of Subaccount assets. Net Premiums allocated to each Subaccount are invested in a specified Fund.

Fund Group	Investment companies which are registered with the Securities and Exchange Commission. The Policy allows you to invest in specific Funds of the Fund Groups through our Subaccounts.

Good Order
 An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a Fund Transfer request, or a Death Benefit claim must be in Good Order.

In Force	Insurance coverage that is in effect and has not terminated.

Initial Premium	The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown in your Policy Data.

Insured	The person whose life is insured under the Policy. The Insured is identified in the Policy Data.

Lapse	Termination of the Policy at the end of a grace period due to insufficient Cash Surrender Value.

Loan Balance	The sum of any unpaid policy loans and accrued loan interest. We will deduct any Loan Balance from any amounts payable by us under the Policy.

Loan Reserve
The portion of the Policy Value transferred from the Account Options when you borrow from the Policy.  The Loan Reserve is valued separately from the Account Options.  The Loan Reserve is part of our General Account.

Mailing Address	Our Mailing Address is: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Please send all payments made by check, and all claims, correspondence and notices to this address.

Maximum Basic Interest Account Value
The maximum amount that may be allocated to the Basic Interest Account at any time without prior approval is the amount that would cause the Basic Interest Account to be $250,000.  (This restriction does not apply to Transfers to the Basic Interest Account necessary in the exercise of conversion rights).

Minimum Monthly No Lapse Premium	The amount you must pay to keep the No Lapse Guarantee in effect. This amount is shown in the Policy Data. The Minimum Monthly No Lapse Premium may be changed as provided in the Policy.

Monthly Deduction	A charge we deduct from the Policy Value on each Monthly Policy Date up to the Insured's Age 121.

Monthly Policy Date
The day of each month coinciding with the Policy Date.  If there is no day in a calendar month that coincides with the Policy Date, the Monthly Policy Date for that month will be the first day of the following month.

Mortality and Expense Risk Charge
A daily charge that we deduct from each Subaccount before determining the unit value of that Subaccount.  The Mortality and Expense Risk Charge is part of the compensation to us for services we render, expenses we expect to incur and the risks we assume.

Net Premium	The part of your Premium that we allocate to the Basic Interest Account or the Subaccounts. The Net Premium is equal to the Premium you pay minus the Premium Expense Charge.

No Lapse Ending Date
The duration of the No Lapse Period varies by the Age of the Insured.  For an Insured Ages 0-55 the Minimum No Lapse Period is 10 years; for Age 56 it is 9 years; for Age 57 it is 8 years; for Age 59 it is 6 years; and for Ages 60 - 85 it is 5 years. The No Lapse Ending Date is specified in your Policy.

No Lapse Period	The period of time between the Policy Date and the No Lapse Ending Date during which the Policy will not Lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

Planned Periodic Premium	A Premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy Anniversary	The same day and month as the Policy Date for each year the Policy remains In Force.

Policy Data
The pages in your Policy that describe the information that is specific for the Policy that you have purchased.  The Policy Data will include specific information about your Policy as issued and the applicable charges.

Policy Date
The date coverage is effective under the Policy.  We will use the Policy Date to determine the Monthly Policy Dates, Policy Months, and Policy Anniversaries.  The Policy Date is shown in the Policy Data.

Policy Month	The one-month period beginning on each monthly Policy Date.

Policy Value
At the end of any Valuation Period, the sum of your Policy's value in the Account Options. If there is a policy loan outstanding, then the Policy Value includes any amounts held in our Loan Reserve to secure the policy loan.

Policy Year	The 12-month period directly preceding a Policy Anniversary.

Premium Expense Charge	The charge that is deducted from each Premium payment before determining the Net Premium that will be allocated to the Account Options.

Premiums	All payments you make under the Policy other than loan repayments.

Reallocation Account
The Account Option where we hold the Policy Value from the Date of Issue until the Reallocation Date, if the Reallocation Date is after the Date of Issue.  The Reallocation Date is shown in the Policy Data.

Reallocation Date
The date we reallocate all Policy Value held in the Reallocation Account to the Basic Interest Account and /or Subaccounts you selected on your application. We place your Net Premium in the Reallocation Account only if your state requires us to return the full Premium in the event you exercise your Free Look right. In those states we set the Reallocation Date to coincide with the Free Look Period that is applicable to your Policy plus a margin of five days for Policy delivery. In all other states, the Reallocation Date is the later of the Policy Date or the Date of Issue.  The Reallocation Date is shown in the Policy Data.

Reinstate	To restore coverage after the Policy has Lapsed, in accordance with the Reinstatement provision.

Rider	An attachment to the Base Policy that provides an additional benefit.

SEC	The United States Securities and Exchange Commission.

Separate Account
The Transamerica Life Insurance Company Separate Account VUL 3. It is a separate investment account that is divided into Subaccounts. We established the Separate Account to receive and invest Net Premiums under the Policy and other variable life insurance policies we issue.

Subaccount	One of the Policy's Account Options, other than the Basic Interest Account. Each Subaccount invests in the shares of a specified Fund.

Surrender Charge	A Surrender Charge is assessed upon full surrender of the Policy and the charges vary by Age of the Insured, sex, and class of risk.

Surrender Charge Period	The Surrender Charge Period varies by Age: AgeU:U Surrender Charge Period: 0-50 15 years 51 14 years 52 13 years 53 12 years 54 11 years 55+ 10 years

Termination	When the Insured's life is no longer Insured under the Policy or any Rider, and neither the Policy (nor any Rider) is In Force.

Transfer	Movement of part or all of the value of an Account Option to or from another Account Option.

Valuation Date
Any date on which we are required by law to value the assets of the Separate Account or the Subaccounts.  A Valuation Date ends when the New York Stock Exchange closes for the day (usually at 4PM Eastern Time). Please Note: Any day that Transamerica Life is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a Valuation Date.

Valuation Period	The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

the Company; Transamerica Life	Transamerica Life Insurance Company

Written Request	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. The request must be in Good Order and be received at our Mailing Address.

you or your
The owner of the Policy.  The owner as of the Date of Issue is shown in the Policy Data.  Ownership may be transferred as provided in the Policy.  Following a transfer of ownership, "you" and "your" will refer to the new owner.

1BAppendix A - 1- Surrender Charge Per Thousand of Face Amount (Base Policy or Increase)

(Based on the sex and class of risk of the Insured)

			Male			Female
Age of the Insured	Male Juvenile	Male Smoker	Non- Smoker	Female Juvenile	Female Smoker	Non-Smoker
0	6.98			6.71
1	7.01			6.74
2	7.06			6.78
3	7.12			6.83
4	7.18			6.89
5	7.25			6.94
6	7.33			7.00
7	7.40			7.06
8	7.49			7.12
9	7.58			7.20
10	7.67			7.27
11	7.77			7.34
12	7.87			7.42
13	7.97			7.50
14	8.08			7.59
15	8.19			7.68
16	8.30			7.77
17	8.42			7.87
18		9.34	8.39		8.66	7.87
19		9.49	8.50		8.81	7.98
20		9.66	8.62		8.96	8.08
21		9.83	8.74		9.12	8.20
22		10.02	8.87		9.29	8.32
23		10.21	9.02		9.47	8.45
24		10.40	9.16		9.65	8.59
25		10.61	9.32		9.85	8.72
26		10.83	9.49		10.06	8.87
27		11.02	9.63		10.24	8.99
28		11.26	9.81		10.46	9.15
29		11.51	10.01		10.69	9.33
30		11.74	10.17		10.90	9.47
31		12.02	10.38		11.16	9.67
32		12.34	10.61		11.44	9.87

Age of the Insured	Male Juvenile	Male Smoker	Male Non- Smoker	Female Juvenile	Female Smoker	Female Non-Smoker
33		12.65	10.86		11.74	10.08
34		12.97	11.09		12.01	10.27
35		13.34	11.36		12.33	10.49
36		13.69	11.62		12.64	10.70
37		14.09	11.92		13.00	10.96
38		14.50	12.22		13.33	11.20
39		14.96	12.58		13.73	11.49
40		15.59	13.02		14.27	11.84
41		16.13	13.43		14.72	12.17
42		16.65	13.81		15.18	12.49
43		17.24	14.26		15.70	12.86
44		17.83	14.69		16.21	13.21
45		18.48	15.20		16.79	13.63
46		19.16	15.72		17.41	14.06
47		19.89	16.29		18.06	14.53
48		20.66	16.88		18.75	15.02
49		21.47	17.51		19.48	15.53
50		22.34	18.18		20.24	16.08
51		23.28	18.91		21.03	16.65
52		24.28	19.68		21.87	17.26
53		25.34	20.50		22.75	17.90
54		26.45	21.38		23.66	18.57
55		27.63	22.30		24.63	19.28
56		28.86	23.28		25.64	20.03
57		30.16	24.32		26.70	20.82
58		31.52	25.43		27.81	21.65
59		32.99	26.62		28.99	22.54
60		34.20	27.89		30.23	23.47
61		34.20	29.25		31.53	24.46
62		34.20	30.71		32.92	25.51
63		34.20	32.24		34.20	26.63
64		34.20	33.88		34.20	27.83
65		34.20	34.20		34.20	29.10
66		34.20	34.20		34.20	30.47
67		34.20	34.20		34.20	31.93
68		34.20	34.20		34.20	33.49
69		34.20	34.20		34.20	34.20
70		34.20	34.20		34.20	34.20
71		34.20	34.20		34.20	34.20
72		34.20	34.20		34.20	34.20
73		34.20	34.20		34.20	34.20
74		34.20	34.20		34.20	34.20
75		34.20	34.20		34.20	34.20
76		34.20	34.20		34.20	34.20
77		34.20	34.20		34.20	34.20
78		34.20	34.20		34.20	34.20
79		34.20	34.20		34.20	34.20
80		34.20	34.20		34.20	34.20
81		34.20	34.20		34.20	34.20
82		34.04	34.20		34.20	34.20
83		33.93	34.20		34.20	34.20
84		33.81	34.04		34.20	34.20
85		33.68	33.92		34.20	34.20

A1Tppendix A - 2 – Surrender Charge Factors

                Surrender Charge Factors
End of Policy Year*
				Age of Insured
	0 - 35	36	37	38	39	40 - 50	51	52	53	54	55 - 59	60 - 69	70 - 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
2	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
3	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
4	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.95
5	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.95	0.90
6	1.00	1.00	1.00	1.00	1.00	0.90	0.89	0.88	0.86	0.83	0.80	0.80	0.80
7	1.00	1.00	1.00	1.00	0.89	0.80	0.78	0.75	0.71	0.67	0.60	0.60	0.60
8	1.00	1.00	1.00	0.88	0.78	0.70	0.67	0.63	0.57	0.50	0.40	0.40	0.40
9	1.00	1.00	0.86	0.75	0.67	0.60	0.56	0.50	0.43	0.33	0.20	0.20	0.20
10	1.00	0.83	0.71	0.63	0.56	0.50	0.44	0.38	0.29	0.17	0.00	0.00	0.00
11	0.80	0.67	0.57	0.50	0.44	0.40	0.33	0.25	0.14	0.00	0.00	0.00	0.00
12	0.60	0.50	0.43	0.38	0.33	0.30	0.22	0.13	0.00	0.00	0.00	0.00	0.00
13	0.40	0.33	0.29	0.25	0.22	0.20	0.11	0.00	0.00	0.00	0.00	0.00	0.00
14	0.20	0.17	0.14	0.13	0.11	0.10	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

* The factor on any date other than a Policy Anniversary or anniversary of an increase in Face Amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-Smoker purchases a Policy at Age 40 with a Face Amount of $100,000. The Policy is surrendered at the end of Policy Year 8. The Surrender Charge per $1,000 of Face Amount is $13.02. This is multiplied by the Surrender Charge factor of 0.70.

The surrender charge	=	$13.02 (the Surrender Charge per $1,000)
	x	100 (the number of thousands of initial Face Amount)
	x	0.70 (the Surrender Charge factor)
	=	$911.40

A1Tppendix A - 3 – Persistency Credit

Year	Beginning of Month	Beginning of Month Unloaned Separate Account Value	Weight	Weighted Value
10	109	$10,000	12	$120,000
	110	$12,000	11	$132,000
	111	$12,000	10	$120,000
	112	$11,500	9	$103,500
	113	$14,000	8	$112,000
	114	$15,000	7	$105,000
	115	$16,000	6	$96,000
	116	$17,000	5	$85,000
	117	$18,000	4	$72,000
	118	$19,000	3	$57,000
	119	$20,000	2	$40,000
	120	$21,000	1	$21,000
		TOTAL	78	$1,063,500
			$1,063,500 ÷ 78 =	Persistency Credit Rate	Persistency Credit
			$13,635	0.20%	$27.27

The Persistency Credit of $27.27 is added to the Policy Value at the beginning of month 121, the first month of Policy Year 11.

Appendix B – Illustrations
The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the Death Benefit, Policy Value, and Cash Surrender Value under a Policy issued to an Insured of a given age, would change over time if the Premiums indicated were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy Value that would result based on assumptions that you pay the Premiums indicated, you do not change your Face Amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.
The first of the illustrations that follows is based on a Policy for an Insured who is a 30 year old male in the Select Non-Smoker class of risk (the "representative Insured"), annual Premium paid on the first day of each Policy Year of $2,067.00, a $300,000 initial Face Amount and Level Death Benefit option and using the Guideline Premium Life Insurance Compliance Test. That illustration also assumes cost of insurance charges based on our current cost of insurance rates.
The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001Commissioners Standard Ordinary Mortality Table).
The amounts shown in the illustrations for the Death Benefits, Policy Values and Cash Surrender Values take into account the amount and timing of all Policy, Subaccount and Fund fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These charges are:
(1) the current daily charge for assuming mortality and expense risks assessed against each Subaccount. This charge is equivalent to an annual charge of 0.00% of the average net assets in the Subaccounts. We guarantee that this charge will be no more than 0.60% annually for the first 10 Policy Years and no more than 0.30% for Policy Years 11+;
(2) estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0. 62 % of the Funds' gross average daily net assets. The 0. 62 % gross average Fund expense level assumes an equal allocation of amounts among the 18 Subaccounts available to new investors. We used annualized actual audited expenses incurred during 201 6 for the Funds to calculate the gross average annual expense level;
(3) the Premium Expense Charge (5% of all Premium payments in the first 5 Policy Years and 2.5% of all Premiums paid thereafter) and Monthly Deductions using the current monthly policy fee; and
(4) the Surrender Charge per $1,000 of the initial Face Amount or each increase in Face Amount applied to surrenders during the Surrender Charge Period(s).
The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the Separate Account are not reflected because we are not currently assessing such charges. If tax charges are deducted in the future, the Separate Account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular policy likely will be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the policy's monthly charges and other charges, the Funds' expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the Funds.
We will furnish the owner, upon request, a personalized illustration reflecting the proposed Insured's Age, sex, risk classification and desired policy features. Contact your registered representative or our Administrative Office. (See prospectus back cover – "Inquiries.")

TRANSAMERICA JOURNEY
Transamerica Life Insurance Company
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE INSURED AGE 30

Face Amount $300,000	Select Non-Smoker Class
Annual Premium $ 2,067.00	Level Death Benefit Option

Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of:			POLICY VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.62% (Net)	6.00% (Gross) 5.38% (Net)	10.00% (Gross) 9.38% (Net)	0% (Gross) -0.62% (Net)	6.00% (Gross) 5.38% (Net)	10.00% (Gross) 9.38% (Net)
1	300,000	300,000	300,000	464	541	593
2	300,000	300,000	300,000	890	1,075	1,205
3	300,000	300,000	300,000	1,297	1,621	1,857
4	300,000	300,000	300,000	2,980	3,511	3,908
5	300,000	300,000	300,000	4,647	5,496	6,145
6	300,000	300,000	300,000	6,346	7,634	8,639
7	300,000	300,000	300,000	8,029	9,880	11,361
8	300,000	300,000	300,000	9,698	12,245	14,336
9	300,000	300,000	300,000	11,345	14,725	17,580
10	300,000	300,000	300,000	12,968	17,326	21,114
15	300,000	300,000	300,000	20,864	32,609	44,559
20	300,000	300,000	300,000	28,073	52,139	81,136
25	300,000	300,000	300,000	34,655	77,396	138,821
30 (age 65)	300,000	300,000	300,000	40,375	110,089	230,242
35 (age 70)	300,000	300,000	449,655	44,467	152,303	374,713
40 (age 75)	300,000	300,000	691,843	45,630	207,047	601,603
45 (age 80)	300,000	300,000	1,006,304	41,758	279,757	958,385
50 (age 85)	300,000	395,241	1,596,170	26,322	376,420	1,520,162
55 (age 90)	*	525,413	2,512,601	*	500,393	2,392,953
60 (age 95)	*	688,328	3,911,598	*	655,551	3,725,332
65 (age 100)	*	855,336	5,791,893	*	855,336	5,791,893
	CASH SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.62% (Net)		6.00% (Gross) 5.38% (Net)		10.00% (Gross) 9.38% (Net)
1	-		-		-
2	-		-		-
3	-		-		-
4	-		460		857
5	1,596		2,445		3,094
6	3,295		4,583		5,588
7	4,978		6,829		8,310
8	6,647		9,194		11,285
9	8,294		11,674		14,529
10	9,917		14,275		18,063
15	20,864		32,609		44,559
20	28,073		52,139		81,136
25	34,655		77,396		138,821
30 (age 65)	40,375		110,089		230,242
35 (age 70)	44,467		152,303		374,713
40 (age 75)	45,630		207,047		601,603
45 (age 80)	41,758		279,757		958,385
50 (age 85)	26,322		376,420		1,520,162
55 (age 90)	*		500,393		2,392,953
60 (age 95)	*		655,551		3,725,332
65 (age 100)	*		855,336		5,791,893

* In the absence of an additional payment, the policy would Lapse.

TRANSAMERICA JOURNEY
Transamerica Life Insurance Company
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE INSURED AGE 30

Face Amount $300,000	Select Non-Smoker Class
Annual Premium $ 2,067.00	Level Death Benefit Option

Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of:			POLICY VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.62% (Net)	6.00% (Gross) 5.38% (Net)	10.00% (Gross) 9.38% (Net)	0% (Gross) -0.62% (Net)	6.00% (Gross) 5.38% (Net)	10.00% (Gross) 9.38% (Net)
1	300,000	300,000	300,000	169	238	285
2	300,000	300,000	300,000	339	491	598
3	300,000	300,000	300,000	507	756	939
4	300,000	300,000	300,000	1,953	2,350	2,649
5	300,000	300,000	300,000	3,378	4,015	4,505
6	300,000	300,000	300,000	4,778	5,753	6,517
7	300,000	300,000	300,000	6,145	7,558	8,690
8	300,000	300,000	300,000	7,482	9,437	11,041
9	300,000	300,000	300,000	8,778	11,381	13,575
10	300,000	300,000	300,000	10,037	13,398	16,311
15	300,000	300,000	300,000	15,801	24,812	33,950
20	300,000	300,000	300,000	19,994	38,069	59,875
25	300,000	300,000	300,000	22,299	53,470	98,740
30 (age 65)	300,000	300,000	300,000	20,738	69,870	157,001
35 (age 70)	300,000	300,000	300,000	12,895	85,994	247,352
40 (age 75)	*	300,000	445,359	*	99,035	387,269
45 (age 80)	*	300,000	630,292	*	104,562	600,278
50 (age 85)	*	300,000	973,531	*	88,895	927,172
55 (age 90)	*	300,000	1,483,990	*	9,345	1,413,324
60 (age 95)	*	*	2,224,473	*	*	2,118,546
65 (age 100)	*	*	3,183,764	*	*	3,183,764
CASH SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.62% (Net)		6.00% (Gross) 5.38% (Net)		10.00% (Gross) 9.38% (Net)
1	-		-		-
2	-		-		-
3	-		-		-
4	-		-		-
5	327		964		1,454
6	1,727		2,702		3,466
7	3,094		4,507		5,639
8	4,431		6,386		7,990
9	5,727		8,330		10,524
10	6,986		10,347		13,260
15	15,801		24,812		33,950
20	19,994		38,069		59,875
25	22,299		53,470		98,740
30 (age 65)	20,738		69,870		157,001
35 (age 70)	12,895		85,994		247,352
40 (age 75)	*		99,035		387,269
45 (age 80)	*		104,562		600,278
50 (age 85)	*		88,895		927,172
55 (age 90)	*		9,345		1,413,324
60 (age 95)	*		*		2,118,546
65 (age 100)	*		*		3,183,764

* In the absence of an additional payment, the policy would Lapse.

Prospectus Back Cover
Personalized Illustrations of Policy Benefits
In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you upon request, with certain personalized hypothetical illustrations showing the Death Benefit, Cash Surrender Value and Policy Value. These hypothetical illustrations will be based on the Age and insurance risk characteristics of the insured persons under your Policy and such factors as the Face Amount band, Death Benefit option, Premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value. We currently do not charge for these illustrations but we reserve the right to charge up to $25 if we provide more than one illustration in a Policy Year.
Inquiries
To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.
For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our Mailing Address at:

Transamerica Life Insurance Company
4333 Edgewood Rd NE
Cedar Rapids Iowa 52499-0001

Telephone: 1-800-322-7164
Facsimile: 1-727-299-1620 (1-727-299-1648 for Subaccount Transfers only)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-2001. The Registrant's file numbers are listed below.
TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-192793/811-09715
05/201 7

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 7

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA JOURNEY
issued through
Transamerica Life Insurance Company Separate Account VUL-3
by
Transamerica Life Insurance Company
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716-1294
1-800-851-9777

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TRANSAMERICA JOURNEY flexible premium variable life insurance policy offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated  May 1, 201 7 by calling our administrative office at 1-800-322-7164 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to us at our Mailing Address , 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Funds– Service Class 2, and the American Funds Insurance Series – Class 2.

Table of Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion or Substitution of Funds	3
Death Benefit	3
Additional Information	3
Additional Information about Transamerica Life and the Separate Account	3
Legal Matters	4
Variations in Policy Provisions	4
Personalized Illustrations of Policy Benefits	4
Distribution of the Policies	4
Reports to Owners	5
Records	5
Independent Registered Public Accounting Firms	5
Experts	5
Underwriters	5
Underwriting Standards	5
Transamerica Life's Published Ratings	6
Financial Statements	6
Transamerica Life Insurance Company Separate Account VUL-3	S-1
Transamerica Life Insurance Company	G-1

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life Insurance Company ("Transamerica Life") and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the face amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in face amount (for the primary insured and any supplemental riders) that requires evidence of insurability beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loan balance amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the face amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any monthly expense charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and monthly expense charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

 The Funds may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans ("mixed funding") and shares of the Funds also may be sold to separate accounts of other insurance companies ("shared funding").  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the Funds serve as investments might at some time be in conflict.  The Company and each Fund's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the Funds, which discuss the Funds' risks regarding mixed and shared funding, as applicable.

2

Addition, Deletion, or Substitution of Funds

We do not guarantee that each Fund will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new Funds, close existing Funds, or substitute Fund shares that are held by any subaccount for shares of a different Fund.  New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of a Fund (or of another open-end, registered investment company) if the shares of a Fund are no longer available for investment, or if in our judgment further investment in any Fund would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other Funds for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new Fund of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as "life insurance" under the federal tax laws, the Policy must provide a minimum death benefit.  The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the "guideline premium" test or the "cash value accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Internal Revenue Code.

The "guideline premium" test limits the dollar amount of payments you may make under a Policy. There are no legal limits on the amount of premium payments under the "cash value accumulation" test, although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given policy value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the "guideline premium" and the "cash value accumulation" tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the policy value as of the date of the insured's death by a limitation percentage for the insured's age.  Under the cash value accumulation test, the policy value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica Life and the Separate Account

Transamerica Life is an Iowa stock life insurance company and was purchased from NN Corporation, Milwaukee, Wisconsin on January 1, 1975.  Transamerica re-domiciled in Iowa on June 30, 1976, and was initially named NN Investors Life Insurance Company, Inc.  NN Investors Life Insurance Company, Inc. changed its name to PFL Life Insurance Company effective January 1, 1991. PFL Life Insurance Company then changed its name to Transamerica Life Insurance Company effective March 1, 2001.  Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups

Transamerica Life Insurance Company Separate Account VUL 3, formerly known as Transamerica Occidental Life Separate Account VUL 3, was established as a separate account under the laws of the State of California, pursuant to resolutions adopted by the Board of Directors of Transamerica Occidental Life Insurance Company on June 11, 1996.  On October 2, 2008, in connection with the merger of Transamerica Occidental Life Insurance Company with and into Transamerica Life Insurance Company, Transamerica Occidental Life Separate Account VUL 3 changed its name to Separate Account VUL 3.

3

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund. Since all of the Funds are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL 3 and one or more other separate accounts investing in the Funds, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the Funds. See the Funds' prospectuses for greater detail on this subject.

Legal Matters

  Eversheds Sutherland (US) LLP , of Washington DC has provided legal advice to Transamerica Life regarding certain matters under the federal securities laws that relate to the Policy.  Arthur D. Woods, Esq. has provided legal advice on certain matters in connection with the issuance and operation of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable, or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or policy value. You may request illustrations that reflect the expenses of the Funds in which you intend to invest.

Distribution of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies.  TCI's home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202.  TCI is an affiliate of Transamerica Life and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority ("FINRA").  TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

  During fiscal years 2016, 2015 and 2014, the amount paid to TCI in connection with all Policies funded through the Separate Account was $112,240.13, $ 350,664.92 and $45,919.69, respectively.  TCI passes through to selling firms commissions it receives for their sales, and does not retain any portion of any commissions. Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or TFA may pay certain selling firms additional cash amounts for:  (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

4

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current policy value	>	any activity since the last report
>	the current cash surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	loan balances	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmation of any premium payments and other financial transactions you request including: changes in face amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi‑annual report to shareholders for each Fund in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firms

The financial statements of Transamerica Separate Account VUL 3  as of December 31, 201 6 and for the years ended December 31, 201 6 and 201 5 , and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 201 6 and 201 5 and for the three years ended December 31, 201 6 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606
Experts

Actuarial matters included in this SAI have been examined by Nik Godon , Actuary and Vice President of Transamerica Life, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, age of insured on the Policy date, age of insured at the time of any increase in face amount, face amount band, length of time from the Policy date or from the date of any requested increase in face amount, and underwriting class.  We currently place insureds into the following underwriting classes of risk:

•	Select Nonsmoker
•	Preferred Nonsmoker
•	Preferred Smoker
•	Standard Nonsmoker
•	Standard Smoker
•	Juvenile

5

The preferred classes of risk are not available for Policies issued with a face amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub‑standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Transamerica Life's Published Ratings
We may publish the ratings and other information that an independent ratings organization assigns to us , in advertisements, sales literature or reports . These organizations include: A.M. Best Company, Moody's Investors Service, Inc., S&P  Global , and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their Funds, or to their performance. Ratings are subject to change.

Financial Statements

    Transamerica Life's statutory-basis financial statements and schedules, which include the Reports of Independent Registered Public Accounting Firms, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Life's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's statutory-basis financial statements and schedules as of December 31, 201 6 and 201 5 , and for each of the three years in the period ended December 31, 201 6 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

 The separate account's financial statements for the period ended December 31, 201 6 , which include the Reports of the Independent Registered Public Accounting Firms, also appear on the following pages.

6

FINANCIAL STATEMENTS
Transamerica Life Insurance Company
Separate Account VUL-3
Years Ended December 31, 2016 and 2015

Transamerica Life Insurance Company
Separate Account VUL-3
Financial Statements
Years Ended December 31, 2016 and 2015
Contents
Report of Independent Registered Public Accounting Firm..................................................S-1
Financial Statements

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Subaccounts of Separate Account VUL-3 and
Board of Directors of
Transamerica Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of the subaccounts American Funds - Growth Class 2 Shares, American Funds - Growth-Income Class 2 Shares, American Funds - International Class 2 Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Equity-Income Service Class 2, Fidelity® VIP Growth Opportunities Service Class 2, Fidelity® VIP Index 500 Service Class 2, TA AB Dynamic Allocation Initial Class, TA Aegon Government Money Market Initial Class, TA Aegon U.S. Government Securities Initial Class, TA Asset Allocation - Conservative Initial Class, TA Asset Allocation - Growth Initial Class, TA Asset Allocation - Moderate Initial Class, TA Asset Allocation - Moderate Growth Initial Class, TA Barrow Hanley Dividend Focused Initial Class, TA Clarion Global Real Estate Securities Initial Class, TA International Moderate Growth Initial Class, TA Janus Mid-Cap Growth Initial Class, TA Jennison Growth Initial Class, TA JPMorgan Core Bond Initial Class, TA JPMorgan Enhanced Index Initial Class, TA JPMorgan Mid Cap Value Initial Class, TA JPMorgan Tactical Allocation Initial Class, TA Managed Risk - Balanced ETF Initial Class, TA Managed Risk - Conservative ETF Initial Class, TA Managed Risk - Growth ETF Initial Class, TA MFS International Equity Initial Class, TA Morgan Stanley Capital Growth Initial Class, TA Multi-Managed Balanced Initial Class, TA PIMCO Tactical - Balanced Initial Class, TA PIMCO Tactical - Conservative Initial Class, TA PIMCO Tactical - Growth Initial Class, TA PIMCO Total Return Initial Class, TA QS Investors Active Asset Allocation - Conservative Initial Class, TA QS Investors Active Asset Allocation - Moderate Initial Class, TA QS Investors Active Asset Allocation - Moderate Growth Initial Class, TA Small/Mid Cap Value Initial Class, TA T. Rowe Price Small Cap Initial Class, TA Torray Concentrated Growth Initial Class and TA WMC US Growth Initial Class of Separate Account VUL-3 as of December 31, 2016, and the results of each of their operations and changes in each of their net assets for the years ended December 31, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of Transamerica Life Insurance Company.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2017

Transamerica Life Insurance Company
Separate Account VUL-3
Statements of Assets and Liabilities
December 31, 2016
Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds - Growth Class 2 Shares	5,022.746	$373,044	$336,122	$2	$336,124	26,225	$1.266277	$12.816808
American Funds - Growth-Income Class 2 Shares	3,409.942	149,092	150,037	-	150,037	12,191	1.216743	12.307502
American Funds - International Class 2 Shares	4,062.559	68,134	68,088	-	68,088	7,086	0.949215	9.608780
Fidelity® VIP Contrafund® Service Class 2	2,005.691	61,940	65,085	(2)	65,083	2,751	23.475180	23.710024
Fidelity® VIP Equity-Income Service Class 2	145.495	2,845	3,122	-	3,122	142	21.796753	22.014785
Fidelity® VIP Growth Opportunities Service Class 2	1,366.813	40,590	41,961	1	41,962	2,722	15.265107	15.417810
Fidelity® VIP Index 500 Service Class 2	674.974	141,556	151,680	1	151,681	12,136	1.236972	12.498242
TA AB Dynamic Allocation Initial Class	-	-	-	-	-	-	17.683819	17.860687
TA Aegon Government Money Market Initial Class	11,368.260	11,368	11,368	-	11,368	1,011	11.187427	11.455848
TA Aegon U.S. Government Securities Initial Class	-	-	-	-	-	-	14.998850	15.148860
TA Asset Allocation - Conservative Initial Class	-	-	-	-	-	-	17.896373	18.075386
TA Asset Allocation - Growth Initial Class	-	-	-	-	-	-	19.449550	19.644136
TA Asset Allocation - Moderate Initial Class	-	-	-	-	-	-	19.016838	19.207057
TA Asset Allocation - Moderate Growth Initial Class	-	-	-	-	-	-	19.545021	19.740539
TA Barrow Hanley Dividend Focused Initial Class	9,026.194	182,652	203,811	(1)	203,810	7,436	26.925380	27.570745
TA Clarion Global Real Estate Securities Initial Class	3,086.820	39,504	37,844	(1)	37,843	957	39.161114	39.552734
TA International Moderate Growth Initial Class	-	-	-	-	-	-	11.006202	11.116316
TA Janus Mid-Cap Growth Initial Class	4,012.566	102,760	101,237	1	101,238	10,804	9.288844	9.381794
TA Jennison Growth Initial Class	6,211.447	58,350	54,661	-	54,661	2,777	19.488146	19.683095
TA JPMorgan Core Bond Initial Class	1,959.846	25,377	25,204	1	25,205	1,190	20.777873	21.275901
TA JPMorgan Enhanced Index Initial Class	-	-	-	-	-	-	23.581008	23.816867
TA JPMorgan Mid Cap Value Initial Class	1,789.205	36,648	34,711	-	34,711	1,061	32.391516	32.715487
TA JPMorgan Tactical Allocation Initial Class	2,032.748	27,563	28,885	1	28,886	1,170	24.549661	24.795205
TA Managed Risk - Balanced ETF Initial Class	4,390.604	48,924	49,394	-	49,394	4,685	1.048250	10.543464
TA Managed Risk - Conservative ETF Initial Class	1.293	15	15	-	15	1	1.068583	10.728394
TA Managed Risk - Growth ETF Initial Class	6,417.105	60,518	62,246	-	62,246	5,942	1.039208	10.475133
TA MFS International Equity Initial Class	9,702.166	74,710	76,550	(1)	76,549	6,491	11.697151	11.814200
TA Morgan Stanley Capital Growth Initial Class	5,362.274	78,060	72,123	-	72,123	2,865	24.922793	25.172114
TA Multi-Managed Balanced Initial Class	9,100.364	121,056	123,401	1	123,402	4,944	24.752389	24.999944
TA PIMCO Tactical - Balanced Initial Class	314.998	3,596	3,752	-	3,752	344	1.084701	10.911017
TA PIMCO Tactical - Conservative Initial Class	0.663	8	8	-	8	1	1.090085	10.958975
TA PIMCO Tactical - Growth Initial Class	1,811.683	20,048	20,961	-	20,961	1,962	1.060128	10.683321
TA PIMCO Total Return Initial Class	1,677.922	18,752	18,675	1	18,676	1,058	17.288555	17.702978
TA QS Investors Active Asset Allocation - Conservative Initial Class	12.332	129	127	-	127	12	1.028094	10.326948
TA QS Investors Active Asset Allocation - Moderate Initial Class	5,779.228	61,848	61,953	-	61,953	6,136	1.003633	10.096156
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	1,659.464	17,084	17,043	-	17,043	1,730	0.977565	9.849129
TA Small/Mid Cap Value Initial Class	1,409.014	28,799	29,251	1	29,252	2,012	14.501811	14.646863
TA T. Rowe Price Small Cap Initial Class	2,428.699	31,001	33,006	-	33,006	1,369	23.863836	24.102551
TA Torray Concentrated Growth Initial Class	-	-	-	-	-	-	25.997109	26.257163
TA WMC US Growth Initial Class	29,145.976	676,023	679,101	(2)	679,099	44,161	15.179534	15.543326

See accompanying notes.

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares	Fidelity® VIP Contrafund® Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 1,663	$ 342	$ 741	$ 63,180

Investment Income:
Reinvested Dividends	1,513	763	203	514
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	567
Net Investment Income (Loss)	1,513	763	203	(53)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	44,932	501	418	5,696
Realized Gain (Loss) on Investments	(2,009)	(446)	(273)	1,025
Net Realized Capital Gains (Losses) on Investments	42,923	55	145	6,721
Net Change in Unrealized Appreciation (Depreciation)	(44,918)	(1,537)	(1,097)	(6,965)
Net Gain (Loss) on Investment	(1,995)	(1,482)	(952)	(244)

Net Increase (Decrease) in Net Assets Resulting from Operations	(482)	(719)	(749)	(297)

Increase (Decrease) in Net Assets from Contract Transactions	261,534	72,096	19,541	(704)

Total Increase (Decrease) in Net Assets	261,052	71,377	18,792	(1,001)

Net Assets as of December 31, 2015:	$ 262,715	$ 71,719	$ 19,533	$ 62,179

Investment Income:
Reinvested Dividends	2,464	1,697	910	391
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	385
Net Investment Income (Loss)	2,464	1,697	910	6

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	27,485	11,808	4,617	4,943
Realized Gain (Loss) on Investments	(5,431)	(1,501)	(1,529)	5,764
Net Realized Capital Gains (Losses) on Investments	22,054	10,307	3,088	10,707
Net Change in Unrealized Appreciation (Depreciation)	7,975	2,480	1,069	(6,418)
Net Gain (Loss) on Investment	30,029	12,787	4,157	4,289

Net Increase (Decrease) in Net Assets Resulting from Operations	32,493	14,484	5,067	4,295

Increase (Decrease) in Net Assets from Contract Transactions	40,916	63,834	43,488	(1,391)

Total Increase (Decrease) in Net Assets	73,409	78,318	48,555	2,904

Net Assets as of December 31, 2016:	$ 336,124	$ 150,037	$ 68,088	$ 65,083
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2	TA AB Dynamic Allocation Initial Class	TA Aegon Government Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 2,850	$ 42,587	$ 920	$ -	$ 98,237

Investment Income:
Reinvested Dividends	84	1	608	-	5
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25	400	-	-	866
Net Investment Income (Loss)	59	(399)	608	-	(861)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	263	4,625	1	-	-
Realized Gain (Loss) on Investments	28	1,984	(23)	-	-
Net Realized Capital Gains (Losses) on Investments	291	6,609	(22)	-	-
Net Change in Unrealized Appreciation (Depreciation)	(496)	(4,334)	(562)	-	-
Net Gain (Loss) on Investment	(205)	2,275	(584)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(146)	1,876	24	-	(861)

Increase (Decrease) in Net Assets from Contract Transactions	(8)	1,685	54,758	-	(3,495)

Total Increase (Decrease) in Net Assets	(154)	3,561	54,782	-	(4,356)

Net Assets as of December 31, 2015:	$ 2,696	$ 46,148	$ 55,702	$ -	$ 93,881

Investment Income:
Reinvested Dividends	63	21	1,955	-	3
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15	218	-	-	392
Net Investment Income (Loss)	48	(197)	1,955	-	(389)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	181	887	60	-	-
Realized Gain (Loss) on Investments	(153)	12,930	69	-	-
Net Realized Capital Gains (Losses) on Investments	28	13,817	129	-	-
Net Change in Unrealized Appreciation (Depreciation)	383	(13,818)	10,689	-	-
Net Gain (Loss) on Investment	411	(1)	10,818	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	459	(198)	12,773	-	(389)

Increase (Decrease) in Net Assets from Contract Transactions	(33)	(3,988)	83,206	-	(82,124)

Total Increase (Decrease) in Net Assets	426	(4,186)	95,979	-	(82,513)

Net Assets as of December 31, 2016:	$ 3,122	$ 41,962	$ 151,681	$ -	$ 11,368

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Aegon U.S. Government Securities Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ -	$ -	$ 8,333	$ -	$ -

Investment Income:
Reinvested Dividends	-	-	80	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	54	-	-
Net Investment Income (Loss)	-	-	26	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	503	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	503	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	(604)	-	-
Net Gain (Loss) on Investment	-	-	(101)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(75)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(1,404)	-	-

Total Increase (Decrease) in Net Assets	-	-	(1,479)	-	-

Net Assets as of December 31, 2015:	$ -	$ -	$ 6,854	$ -	$ -

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	6	-	-
Net Investment Income (Loss)	-	-	(6)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	(932)	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	(932)	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	171	-	-
Net Gain (Loss) on Investment	-	-	(761)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(767)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(6,087)	-	-

Total Increase (Decrease) in Net Assets	-	-	(6,854)	-	-

Net Assets as of December 31, 2016:	$ -	$ -	$ -	$ -	$ -
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Barrow Hanley Dividend Focused Initial Class	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class	TA Janus Mid-Cap Growth Initial Class	TA Jennison Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 69,465	$ 41,377	$ -	$ 118,796	$ 87,447

Investment Income:
Reinvested Dividends	2,512	1,813	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	617	367	-	1,045	838
Net Investment Income (Loss)	1,895	1,446	-	(1,045)	(838)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	17,457	7,215
Realized Gain (Loss) on Investments	(145)	425	-	1,988	1,318
Net Realized Capital Gains (Losses) on Investments	(145)	425	-	19,445	8,533
Net Change in Unrealized Appreciation (Depreciation)	(6,129)	(2,456)	-	(25,306)	1,378
Net Gain (Loss) on Investment	(6,274)	(2,031)	-	(5,861)	9,911

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,379)	(585)	-	(6,906)	9,073

Increase (Decrease) in Net Assets from Contract Transactions	83,594	(1,407)	-	(1,725)	(553)

Total Increase (Decrease) in Net Assets	79,215	(1,992)	-	(8,631)	8,520

Net Assets as of December 31, 2015:	$ 148,680	$ 39,385	$ -	$ 110,165	$ 95,967

Investment Income:
Reinvested Dividends	3,485	693	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	361	211	-	659	438
Net Investment Income (Loss)	3,124	482	-	(659)	(438)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	9,272	13,615
Realized Gain (Loss) on Investments	11,280	5,558	-	(6,417)	6,215
Net Realized Capital Gains (Losses) on Investments	11,280	5,558	-	2,855	19,830
Net Change in Unrealized Appreciation (Depreciation)	9,009	(5,972)	-	(5,529)	(21,481)
Net Gain (Loss) on Investment	20,289	(414)	-	(2,674)	(1,651)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,413	68	-	(3,333)	(2,089)

Increase (Decrease) in Net Assets from Contract Transactions	31,717	(1,610)	-	(5,594)	(39,217)

Total Increase (Decrease) in Net Assets	55,130	(1,542)	-	(8,927)	(41,306)

Net Assets as of December 31, 2016:	$ 203,810	$ 37,843	$ -	$ 101,238	$ 54,661
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 5,838	$ -	$ 38,622	$ 25,901	$ 46

Investment Income:
Reinvested Dividends	125	-	326	356	185
Investment Expense:
Mortality and Expense Risk and Administrative Charges	54	-	332	241	-
Net Investment Income (Loss)	71	-	(6)	115	185

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	2,350	-	515
Realized Gain (Loss) on Investments	-	-	1,486	229	(106)
Net Realized Capital Gains (Losses) on Investments	-	-	3,836	229	409
Net Change in Unrealized Appreciation (Depreciation)	(131)	-	(5,103)	(626)	(896)
Net Gain (Loss) on Investment	(131)	-	(1,267)	(397)	(487)

Net Increase (Decrease) in Net Assets Resulting from Operations	(60)	-	(1,273)	(282)	(302)

Increase (Decrease) in Net Assets from Contract Transactions	2,399	-	(3,387)	1,159	46,438

Total Increase (Decrease) in Net Assets	2,339	-	(4,660)	877	46,136

Net Assets as of December 31, 2015:	$ 8,177	$ -	$ 33,962	$ 26,778	$ 46,182

Investment Income:
Reinvested Dividends	256	-	704	396	902
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41	-	144	172	-
Net Investment Income (Loss)	215	-	560	224	902

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	5,255	-	388
Realized Gain (Loss) on Investments	283	-	10,690	1,871	(663)
Net Realized Capital Gains (Losses) on Investments	283	-	15,945	1,871	(275)
Net Change in Unrealized Appreciation (Depreciation)	(331)	-	(12,023)	(1,021)	1,366
Net Gain (Loss) on Investment	(48)	-	3,922	850	1,091

Net Increase (Decrease) in Net Assets Resulting from Operations	167	-	4,482	1,074	1,993

Increase (Decrease) in Net Assets from Contract Transactions	16,861	-	(3,733)	1,034	1,219

Total Increase (Decrease) in Net Assets	17,028	-	749	2,108	3,212

Net Assets as of December 31, 2016:	$ 25,205	$ -	$ 34,711	$ 28,886	$ 49,394
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016
	TA Managed Risk - Conservative ETF Initial Class	TA Managed Risk - Growth ETF Initial Class	TA MFS International Equity Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Multi-Managed Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 89	$ 610	$ 81,062	$ 76,280	$ 126,071

Investment Income:
Reinvested Dividends	-	254	1,333	-	1,709
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	751	720	1,116
Net Investment Income (Loss)	-	254	582	(720)	593

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,300	-	6,574	5,973
Realized Gain (Loss) on Investments	1	(333)	1,590	3,393	1,366
Net Realized Capital Gains (Losses) on Investments	1	967	1,590	9,967	7,339
Net Change in Unrealized Appreciation (Depreciation)	-	(1,692)	(2,670)	(1,075)	(8,753)
Net Gain (Loss) on Investment	1	(725)	(1,080)	8,892	(1,414)

Net Increase (Decrease) in Net Assets Resulting from Operations	1	(471)	(498)	8,172	(821)

Increase (Decrease) in Net Assets from Contract Transactions	(78)	42,265	(2,224)	(3,922)	(4,091)

Total Increase (Decrease) in Net Assets	(77)	41,794	(2,722)	4,250	(4,912)

Net Assets as of December 31, 2015:	$ 12	$ 42,404	$ 78,340	$ 80,530	$ 121,159

Investment Income:
Reinvested Dividends	-	1,040	1,150	-	1,172
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	367	294	756
Net Investment Income (Loss)	-	1,040	783	(294)	416

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	576	11,050	3,967
Realized Gain (Loss) on Investments	-	(1,130)	9,335	18,890	13,192
Net Realized Capital Gains (Losses) on Investments	-	(1,130)	9,911	29,940	17,159
Net Change in Unrealized Appreciation (Depreciation)	-	3,420	(10,996)	(31,857)	(9,111)
Net Gain (Loss) on Investment	-	2,290	(1,085)	(1,917)	8,048

Net Increase (Decrease) in Net Assets Resulting from Operations	-	3,330	(302)	(2,211)	8,464

Increase (Decrease) in Net Assets from Contract Transactions	3	16,512	(1,489)	(6,196)	(6,221)

Total Increase (Decrease) in Net Assets	3	19,842	(1,791)	(8,407)	2,243

Net Assets as of December 31, 2016:	$ 15	$ 62,246	$ 76,549	$ 72,123	$ 123,402

See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ -	$ -	$ 631	$ 4,219

Investment Income:
Reinvested Dividends	-	-	-	118
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	37
Net Investment Income (Loss)	-	-	-	81

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	81	112
Realized Gain (Loss) on Investments	-	-	(51)	(4)
Net Realized Capital Gains (Losses) on Investments	-	-	30	108
Net Change in Unrealized Appreciation (Depreciation)	-	-	(105)	(153)
Net Gain (Loss) on Investment	-	-	(75)	(45)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(75)	36

Increase (Decrease) in Net Assets from Contract Transactions	6	6	16,554	15,327

Total Increase (Decrease) in Net Assets	6	6	16,479	15,363

Net Assets as of December 31, 2015:	$ 6	$ 6	$ 17,110	$ 19,582

Investment Income:
Reinvested Dividends	21	-	-	449
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	30
Net Investment Income (Loss)	21	-	-	419

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	15
Realized Gain (Loss) on Investments	32	-	(105)	(138)
Net Realized Capital Gains (Losses) on Investments	32	-	(105)	(123)
Net Change in Unrealized Appreciation (Depreciation)	155	-	1,007	185
Net Gain (Loss) on Investment	187	-	902	62

Net Increase (Decrease) in Net Assets Resulting from Operations	208	-	902	481

Increase (Decrease) in Net Assets from Contract Transactions	3,538	2	2,949	(1,387)

Total Increase (Decrease) in Net Assets	3,746	2	3,851	(906)

Net Assets as of December 31, 2016:	$ 3,752	$ 8	$ 20,961	$ 18,676

See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA QS Investors Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Small/Mid Cap Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 84	$ 353	$ 1,145	$ 34,979

Investment Income:
Reinvested Dividends	1	389	98	357
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	312
Net Investment Income (Loss)	1	389	98	45

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3	1,346	473	4,071
Realized Gain (Loss) on Investments	(2)	(1,607)	(208)	110
Net Realized Capital Gains (Losses) on Investments	1	(261)	265	4,181
Net Change in Unrealized Appreciation (Depreciation)	(4)	(1,761)	(1,051)	(5,400)
Net Gain (Loss) on Investment	(3)	(2,022)	(786)	(1,219)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	(1,633)	(688)	(1,174)

Increase (Decrease) in Net Assets from Contract Transactions	23	49,446	7,321	(282)

Total Increase (Decrease) in Net Assets	21	47,813	6,633	(1,456)

Net Assets as of December 31, 2015:	$ 105	$ 48,166	$ 7,778	$ 33,523

Investment Income:
Reinvested Dividends	2	899	227	200
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	204
Net Investment Income (Loss)	2	899	227	(4)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	2,574
Realized Gain (Loss) on Investments	(1)	(1,470)	(754)	(1,741)
Net Realized Capital Gains (Losses) on Investments	(1)	(1,470)	(754)	833
Net Change in Unrealized Appreciation (Depreciation)	2	1,865	1,009	3,983
Net Gain (Loss) on Investment	1	395	255	4,816

Net Increase (Decrease) in Net Assets Resulting from Operations	3	1,294	482	4,812

Increase (Decrease) in Net Assets from Contract Transactions	19	12,493	8,783	(9,083)

Total Increase (Decrease) in Net Assets	22	13,787	9,265	(4,271)

Net Assets as of December 31, 2016:	$ 127	$ 61,953	$ 17,043	$ 29,252
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
 Separate Account VUL-3
 Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 29,260	$ 11,344	$ 512,446

Investment Income:
Reinvested Dividends	-	59	4,631
Investment Expense:
Mortality and Expense Risk and Administrative Charges	279	99	4,726
Net Investment Income (Loss)	(279)	(40)	(95)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,376	2,064	203,160
Realized Gain (Loss) on Investments	596	(158)	4,231
Net Realized Capital Gains (Losses) on Investments	2,972	1,906	207,391
Net Change in Unrealized Appreciation (Depreciation)	(2,212)	(2,111)	(176,147)
Net Gain (Loss) on Investment	760	(205)	31,244

Net Increase (Decrease) in Net Assets Resulting from Operations	481	(245)	31,149

Increase (Decrease) in Net Assets from Contract Transactions	6	(978)	113,278

Total Increase (Decrease) in Net Assets	487	(1,223)	144,427

Net Assets as of December 31, 2015:	$ 29,747	$ 10,121	$ 656,873

Investment Income:
Reinvested Dividends	-	-	2,951
Investment Expense:
Mortality and Expense Risk and Administrative Charges	114	14	2,985
Net Investment Income (Loss)	(114)	(14)	(34)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,783	-	30,494
Realized Gain (Loss) on Investments	7,112	(2,565)	(37,843)
Net Realized Capital Gains (Losses) on Investments	10,895	(2,565)	(7,349)
Net Change in Unrealized Appreciation (Depreciation)	(7,457)	2,718	27,337
Net Gain (Loss) on Investment	3,438	153	19,988

Net Increase (Decrease) in Net Assets Resulting from Operations	3,324	139	19,954

Increase (Decrease) in Net Assets from Contract Transactions	(65)	(10,260)	2,272

Total Increase (Decrease) in Net Assets	3,259	(10,121)	22,226

Net Assets as of December 31, 2016:	$ 33,006	$ -	$ 679,099
See Accompanying Notes.
(1) See Footnote 1

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016
1. Organization

Separate Account VUL-3 (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  TLIC and the Separate Account are regulated by the Securities and Exchange Commission.  The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC other assets and liabilities.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of Transamerica Elite and Transamerica Journey.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Conservative ETF Initial Class	Transamerica Managed Risk - Conservative ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
American Funds - Growth Class 2 Shares	May 9, 2014
American Funds - Growth-Income Class 2 Shares	May 9, 2014
American Funds - International Class 2 Shares	May 9, 2014
Fidelity® VIP Index 500 Service Class 2	May 9, 2014
TA Managed Risk - Balanced ETF Initial Class	May 9, 2014
TA Managed Risk - Conservative ETF Initial Class	May 9, 2014
TA Managed Risk - Growth ETF Initial Class	May 9, 2014
TA PIMCO Tactical - Balanced Initial Class	May 9, 2014
TA PIMCO Tactical - Conservative Initial Class	May 9, 2014
TA PIMCO Tactical - Growth Initial Class	May 9, 2014
TA QS Investors Active Asset Allocation - Conservative Initial Class	May 9, 2014
TA QS Investors Active Asset Allocation - Moderate Initial Class	May 9, 2014
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	May 9, 2014
TA Small/Mid Cap Value Initial Class	April 30, 2013

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:
Subaccount	Formerly
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
American Funds - Growth Class 2 Shares	$87,749		$16,885
American Funds - Growth-Income Class 2 Shares	98,103		20,764
American Funds - International Class 2 Shares	58,288		9,274
Fidelity® VIP Contrafund® Service Class 2	53,093		49,535
Fidelity® VIP Equity-Income Service Class 2	3,337		3,138
Fidelity® VIP Growth Opportunities Service Class 2	45,927		49,224
Fidelity® VIP Index 500 Service Class 2	93,683		8,463
TA AB Dynamic Allocation Initial Class	-		-
TA Aegon Government Money Market Initial Class	76,013		158,526
TA Aegon U.S. Government Securities Initial Class	-		-
TA Asset Allocation - Conservative Initial Class	-		-
TA Asset Allocation - Growth Initial Class	-		6,093
TA Asset Allocation - Moderate Initial Class	-		-
TA Asset Allocation - Moderate Growth Initial Class	-		-
TA Barrow Hanley Dividend Focused Initial Class	101,332		66,490
TA Clarion Global Real Estate Securities Initial Class	42,182		43,309
TA International Moderate Growth Initial Class	-		-
TA Janus Mid-Cap Growth Initial Class	97,128		94,108
TA Jennison Growth Initial Class	106,375		132,415
TA JPMorgan Core Bond Initial Class	23,037		5,961
TA JPMorgan Enhanced Index Initial Class	-		-
TA JPMorgan Mid Cap Value Initial Class	39,593		37,512
TA JPMorgan Tactical Allocation Initial Class	18,149		16,892
TA Managed Risk - Balanced ETF Initial Class	8,859		6,350
TA Managed Risk - Conservative ETF Initial Class	970		967
TA Managed Risk - Growth ETF Initial Class	24,299		6,747
TA MFS International Equity Initial Class	66,387		66,516
TA Morgan Stanley Capital Growth Initial Class	83,502		78,942
TA Multi-Managed Balanced Initial Class	111,259		113,097
TA PIMCO Tactical - Balanced Initial Class	4,412		854
TA PIMCO Tactical - Conservative Initial Class	25		23
TA PIMCO Tactical - Growth Initial Class	5,917		2,967
TA PIMCO Total Return Initial Class	6,410		7,363
TA QS Investors Active Asset Allocation - Conservative Initial Class	43		23
TA QS Investors Active Asset Allocation - Moderate Initial Class	26,590		13,198
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	13,446		4,437
TA Small/Mid Cap Value Initial Class	18,603		25,118
TA T. Rowe Price Small Cap Initial Class	32,070		28,466
TA Torray Concentrated Growth Initial Class	8,946		19,219
TA WMC US Growth Initial Class	643,640		610,907

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

4. Change in Units
The change in units outstanding were as follows:
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Growth Class 2 Shares	5,199	(1,416)	3,783	23,284	(994)	22,290
American Funds - Growth-Income Class 2 Shares	7,513	(1,821)	5,692	7,701	(1,233)	6,468
American Funds - International Class 2 Shares	5,983	(1,002)	4,981	2,656	(627)	2,029
Fidelity® VIP Contrafund® Service Class 2	2,134	(2,211)	(77)	164	(196)	(32)
Fidelity® VIP Equity-Income Service Class 2	159	(161)	(2)	16	(17)	(1)
Fidelity® VIP Growth Opportunities Service Class 2	3,025	(3,300)	(275)	355	(247)	108
Fidelity® VIP Index 500 Service Class 2	7,891	(728)	7,163	5,557	(667)	4,890
TA AB Dynamic Allocation Initial Class	-	-	-	-	-	-
TA Aegon Government Money Market Initial Class	6,718	(14,023)	(7,305)	1,344	(1,654)	(310)
TA Aegon U.S. Government Securities Initial Class	-	-	-	-	-	-
TA Asset Allocation - Conservative Initial Class	-	-	-	-	-	-
TA Asset Allocation - Growth Initial Class	-	(370)	(370)	236	(304)	(68)
TA Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA Asset Allocation - Moderate Growth Initial Class	-	-	-	-	-	-
TA Barrow Hanley Dividend Focused Initial Class	4,079	(2,882)	1,197	4,185	(753)	3,432
TA Clarion Global Real Estate Securities Initial Class	1,019	(1,065)	(46)	24	(59)	(35)
TA International Moderate Growth Initial Class	-	-	-	-	-	-
TA Janus Mid-Cap Growth Initial Class	9,712	(10,420)	(708)	944	(1,118)	(174)
TA Jennison Growth Initial Class	4,918	(6,941)	(2,023)	172	(201)	(29)
TA JPMorgan Core Bond Initial Class	1,071	(279)	792	218	(104)	114
TA JPMorgan Enhanced Index Initial Class	-	-	-	-	-	-
TA JPMorgan Mid Cap Value Initial Class	1,152	(1,282)	(130)	-	(114)	(114)
TA JPMorgan Tactical Allocation Initial Class	747	(706)	41	112	(64)	48
TA Managed Risk - Balanced ETF Initial Class	754	(622)	132	4,698	(149)	4,549
TA Managed Risk - Conservative ETF Initial Class	91	(91)	-	80	(88)	(8)
TA Managed Risk - Growth ETF Initial Class	2,360	(667)	1,693	4,449	(259)	4,190
TA MFS International Equity Initial Class	5,785	(5,937)	(152)	302	(477)	(175)
TA Morgan Stanley Capital Growth Initial Class	3,080	(3,345)	(265)	157	(312)	(155)
TA Multi-Managed Balanced Initial Class	4,448	(4,737)	(289)	162	(337)	(175)
TA PIMCO Tactical - Balanced Initial Class	422	(79)	343	3	(2)	1
TA PIMCO Tactical - Conservative Initial Class	2	(2)	-	1	-	1
TA PIMCO Tactical - Growth Initial Class	564	(285)	279	1,760	(137)	1,623
TA PIMCO Total Return Initial Class	333	(415)	(82)	1,044	(152)	892
TA QS Investors Active Asset Allocation - Conservative Initial Class	4	(2)	2	5	(3)	2
TA QS Investors Active Asset Allocation - Moderate Initial Class	2,569	(1,320)	1,249	6,655	(1,802)	4,853
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	1,379	(457)	922	1,040	(343)	697
TA Small/Mid Cap Value Initial Class	1,434	(2,197)	(763)	103	(126)	(23)
TA T. Rowe Price Small Cap Initial Class	1,419	(1,424)	(5)	52	(50)	2
TA Torray Concentrated Growth Initial Class	402	(814)	(412)	-	(38)	(38)
TA WMC US Growth Initial Class	41,344	(41,151)	193	10,241	(2,695)	7,546

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

4. Change in Units Dollars(continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
American Funds - Growth Class 2 Shares	$57,800	$(16,884)	$40,916	$272,986	$(11,452)	$261,534
American Funds - Growth-Income Class 2 Shares	84,598	(20,764)	63,834	85,900	(13,804)	72,096
American Funds - International Class 2 Shares	52,762	(9,274)	43,488	25,851	(6,310)	19,541
Fidelity® VIP Contrafund® Service Class 2	47,787	(49,178)	(1,391)	3,634	(4,338)	(704)
Fidelity® VIP Equity-Income Service Class 2	3,093	(3,126)	(33)	304	(312)	(8)
Fidelity® VIP Growth Opportunities Service Class 2	45,052	(49,040)	(3,988)	5,411	(3,726)	1,685
Fidelity® VIP Index 500 Service Class 2	91,668	(8,462)	83,206	62,244	(7,486)	54,758
TA AB Dynamic Allocation Initial Class	-	-	-	-	-	-
TA Aegon Government Money Market Initial Class	76,044	(158,168)	(82,124)	15,273	(18,768)	(3,495)
TA Aegon U.S. Government Securities Initial Class	-	-	-	-	-	-
TA Asset Allocation - Conservative Initial Class	-	-	-	-	-	-
TA Asset Allocation - Growth Initial Class	-	(6,087)	(6,087)	4,461	(5,865)	(1,404)
TA Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA Asset Allocation - Moderate Growth Initial Class	-	-	-	-	-	-
TA Barrow Hanley Dividend Focused Initial Class	97,873	(66,156)	31,717	101,686	(18,092)	83,594
TA Clarion Global Real Estate Securities Initial Class	41,520	(43,130)	(1,610)	950	(2,357)	(1,407)
TA International Moderate Growth Initial Class	-	-	-	-	-	-
TA Janus Mid-Cap Growth Initial Class	87,964	(93,558)	(5,594)	9,232	(10,957)	(1,725)
TA Jennison Growth Initial Class	92,821	(132,038)	(39,217)	3,352	(3,905)	(553)
TA JPMorgan Core Bond Initial Class	22,783	(5,922)	16,861	4,571	(2,172)	2,399
TA JPMorgan Enhanced Index Initial Class	-	-	-	-	-	-
TA JPMorgan Mid Cap Value Initial Class	33,634	(37,367)	(3,733)	-	(3,387)	(3,387)
TA JPMorgan Tactical Allocation Initial Class	17,767	(16,733)	1,034	2,711	(1,552)	1,159
TA Managed Risk - Balanced ETF Initial Class	7,569	(6,350)	1,219	47,977	(1,539)	46,438
TA Managed Risk - Conservative ETF Initial Class	970	(967)	3	832	(910)	(78)
TA Managed Risk - Growth ETF Initial Class	23,259	(6,747)	16,512	44,885	(2,620)	42,265
TA MFS International Equity Initial Class	64,735	(66,224)	(1,489)	3,744	(5,968)	(2,224)
TA Morgan Stanley Capital Growth Initial Class	$72,485	$(78,681)	$(6,196)	$3,956	$(7,878)	$(3,922)
TA Multi-Managed Balanced Initial Class	106,317	(112,538)	(6,221)	3,774	(7,865)	(4,091)
TA PIMCO Tactical - Balanced Initial Class	4,391	(853)	3,538	29	(23)	6
TA PIMCO Tactical - Conservative Initial Class	25	(23)	2	14	(8)	6
TA PIMCO Tactical - Growth Initial Class	5,917	(2,968)	2,949	17,966	(1,412)	16,554
TA PIMCO Total Return Initial Class	5,946	(7,333)	(1,387)	17,948	(2,621)	15,327
TA QS Investors Active Asset Allocation - Conservative Initial Class	42	(23)	19	46	(23)	23
TA QS Investors Active Asset Allocation - Moderate Initial Class	25,691	(13,198)	12,493	67,521	(18,075)	49,446
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	13,218	(4,435)	8,783	10,778	(3,457)	7,321
TA Small/Mid Cap Value Initial Class	15,844	(24,927)	(9,083)	1,294	(1,576)	(282)
TA T. Rowe Price Small Cap Initial Class	28,303	(28,368)	(65)	1,123	(1,117)	6
TA Torray Concentrated Growth Initial Class	8,946	(19,206)	(10,260)	-	(978)	(978)
TA WMC US Growth Initial Class	611,036	(608,764)	2,272	153,367	(40,089)	113,278

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

American Funds - Growth Class 2 Shares
12/31/2016	26,225	$12.82	to	$12.82	$ 336,124	0.81%	0.00%	to	0.00%	9.49%	to	9.49%
12/31/2015	22,442	11.71	to	11.71	262,715	1.02	0.00	to	0.00	6.86	to	6.86
12/31/2014(1)	152	10.95	to	1.08	1,663	2.44	0.00	to	0.00	-	to	-
American Funds - Growth-Income Class 2 Shares
12/31/2016	12,191	12.31	to	12.31	150,037	1.61	0.00	to	0.00	11.52	to	11.52
12/31/2015	6,499	11.04	to	11.04	71,719	2.17	0.00	to	0.00	1.45	to	1.45
12/31/2014(1)	31	10.88	to	1.08	342	3.03	0.00	to	0.00	-	to	-
American Funds - International Class 2 Shares
12/31/2016	7,086	9.61	to	9.61	68,088	1.79	0.00	to	0.00	3.53	to	3.53
12/31/2015	2,105	9.28	to	9.28	19,533	3.10	0.00	to	0.00	(4.53)	to	(4.53)
12/31/2014(1)	76	9.72	to	0.96	741	6.30	0.00	to	0.00	-	to	-
Fidelity® VIP Contrafund® Service Class 2
12/31/2016	2,751	23.71	to	23.48	65,083	0.63	0.30	to	0.90	7.41	to	6.77
12/31/2015	2,828	22.07	to	21.99	62,179	0.80	0.30	to	0.90	(0.48)	to	(0.48)
12/31/2014	2,860	22.09	to	22.09	63,180	0.75	0.90	to	0.90	10.66	to	10.66
12/31/2013	2,934	19.96	to	19.96	58,580	0.84	0.90	to	0.90	29.79	to	29.79
12/31/2012	2,981	15.38	to	15.38	45,852	1.13	0.90	to	0.90	15.10	to	15.10
Fidelity® VIP Equity-Income Service Class 2
12/31/2016	142	22.01	to	21.80	3,122	2.22	0.30	to	0.90	17.36	to	16.66
12/31/2015	144	18.76	to	18.68	2,696	2.99	0.30	to	0.90	(5.09)	to	(5.09)
12/31/2014	145	19.69	to	19.69	2,850	2.71	0.90	to	0.90	7.51	to	7.51
12/31/2013	144	18.31	to	18.31	2,638	2.32	0.90	to	0.90	26.69	to	26.69
12/31/2012	506	14.45	to	14.45	7,318	2.98	0.90	to	0.90	16.01	to	16.01
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2016	2,722	15.42	to	15.27	41,962	0.05	0.30	to	0.90	(0.24)	to	(0.83)
12/31/2015	2,997	15.45	to	15.39	46,148	0.00	0.30	to	0.90	4.40	to	4.40
12/31/2014	2,889	14.74	to	14.74	42,587	0.01	0.90	to	0.90	10.95	to	10.95
12/31/2013	3,002	13.29	to	13.29	39,896	0.05	0.90	to	0.90	36.31	to	36.31
12/31/2012	2,870	9.75	to	9.75	27,979	0.16	0.90	to	0.90	18.25	to	18.25
Fidelity® VIP Index 500 Service Class 2
12/31/2016	12,136	12.50	to	12.50	151,681	2.15	0.00	to	0.00	11.58	to	11.58
12/31/2015	4,973	11.20	to	11.20	55,702	2.53	0.00	to	0.00	1.08	to	1.08
12/31/2014(1)	83	11.08	to	1.10	920	9.46	0.00	to	0.00	-	to	-
TA AB Dynamic Allocation Initial Class
12/31/2016	-	17.86	to	17.68	-	-	0.30	to	0.90	1.92	to	1.31
12/31/2015	-	17.52	to	17.45	-	-	0.30	to	0.90	(0.97)	to	(0.97)
12/31/2014	-	17.62	to	17.62	-	-	0.90	to	0.90	4.62	to	4.62
12/31/2013	-	16.85	to	16.85	-	-	0.90	to	0.90	6.23	to	6.23
12/31/2012	-	15.86	to	15.86	-	-	0.90	to	0.90	5.19	to	5.19
TA Aegon Government Money Market Initial Class
12/31/2016	1,011	11.46	to	11.19	11,368	0.01	0.00	to	0.90	0.01	to	(0.88)
12/31/2015	8,316	11.46	to	11.29	93,881	0.01	0.00	to	0.90	0.01	to	(0.89)
12/31/2014	8,626	11.45	to	11.39	98,237	0.01	0.00	to	0.90	(0.89)	to	(0.89)
12/31/2013	9,043	11.49	to	11.49	103,905	0.01	0.90	to	0.90	(0.89)	to	(0.89)
12/31/2012	9,272	11.59	to	11.59	107,491	0.01	0.90	to	0.90	(0.89)	to	(0.89)

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Aegon U.S. Government Securities Initial Class
	12/31/2016	-	$15.15	to	$15.00	$ -	-%	0.30%	to	0.90%	0.00%	to	(0.59)%
	12/31/2015	-	15.15	to	15.09	-	-	0.30	to	0.90	(0.79)	to	(0.79)
	12/31/2014	-	15.21	to	15.21	-	-	0.90	to	0.90	3.72	to	3.72
	12/31/2013	-	14.66	to	14.66	-	-	0.90	to	0.90	(3.11)	to	(3.11)
	12/31/2012	-	15.13	to	15.13	-	-	0.90	to	0.90	4.20	to	4.20
TA Asset Allocation - Conservative Initial Class
	12/31/2016	-	18.08	to	17.90	-	-	0.30	to	0.90	4.31	to	3.69
	12/31/2015	-	17.33	to	17.26	-	-	0.30	to	0.90	(2.83)	to	(2.83)
	12/31/2014	-	17.76	to	17.76	-	-	0.90	to	0.90	1.28	to	1.28
	12/31/2013	-	17.54	to	17.54	-	-	0.90	to	0.90	8.39	to	8.39
	12/31/2012	-	16.18	to	16.18	-	-	0.90	to	0.90	6.50	to	6.50
TA Asset Allocation - Growth Initial Class
	12/31/2016	-	19.64	to	19.45	-	-	0.30	to	0.90	5.76	to	5.13
	12/31/2015	370	18.57	to	18.50	6,854	1.34	0.30	to	0.90	(2.81)	to	(2.81)
	12/31/2014	438	19.03	to	19.03	8,333	1.68	0.90	to	0.90	1.81	to	1.81
	12/31/2013	500	18.69	to	18.69	9,346	0.90	0.90	to	0.90	25.68	to	25.68
	12/31/2012	-	14.88	to	14.88	-	-	0.90	to	0.90	11.59	to	11.59
TA Asset Allocation - Moderate Initial Class
	12/31/2016	-	19.21	to	19.02	-	-	0.30	to	0.90	5.25	to	4.63
	12/31/2015	-	18.25	to	18.18	-	-	0.30	to	0.90	(3.10)	to	(3.10)
	12/31/2014	-	18.76	to	18.76	-	-	0.90	to	0.90	1.85	to	1.85
	12/31/2013	-	18.42	to	18.42	-	-	0.90	to	0.90	12.49	to	12.49
	12/31/2012	-	16.37	to	16.37	-	-	0.90	to	0.90	8.45	to	8.45
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2016	-	19.74	to	19.55	-	-	0.30	to	0.90	6.23	to	5.60
	12/31/2015	-	18.58	to	18.51	-	-	0.30	to	0.90	(3.11)	to	(3.11)
	12/31/2014	-	19.10	to	19.10	-	-	0.90	to	0.90	1.66	to	1.66
	12/31/2013	-	18.79	to	18.79	-	-	0.90	to	0.90	18.32	to	18.32
	12/31/2012	-	15.88	to	15.88	-	-	0.90	to	0.90	9.65	to	9.65
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2016	7,436	27.57	to	26.93	203,810	2.16	0.00	to	0.90	14.91	to	13.89
	12/31/2015	6,239	23.99	to	23.64	148,680	2.38	0.00	to	0.90	(3.59)	to	(4.45)
	12/31/2014	2,807	24.89	to	24.74	69,465	1.38	0.00	to	0.90	11.17	to	11.17
	12/31/2013	2,240	22.26	to	22.26	49,861	2.21	0.90	to	0.90	29.08	to	29.08
	12/31/2012	1,770	17.24	to	17.24	30,521	1.91	0.90	to	0.90	10.72	to	10.72
TA Clarion Global Real Estate Securities Initial Class
	12/31/2016	957	39.55	to	39.16	37,843	1.75	0.30	to	0.90	0.32	to	(0.27)
	12/31/2015	1,003	39.42	to	39.27	39,385	4.43	0.30	to	0.90	(1.49)	to	(1.49)
	12/31/2014	1,038	39.86	to	39.86	41,377	1.52	0.90	to	0.90	12.55	to	12.55
	12/31/2013	1,072	35.42	to	35.42	37,967	5.24	0.90	to	0.90	2.97	to	2.97
	12/31/2012	900	34.39	to	34.39	30,944	3.56	0.90	to	0.90	24.13	to	24.13
TA International Moderate Growth Initial Class
	12/31/2016	-	11.12	to	11.01	-	-	0.30	to	0.90	0.92	to	0.32
	12/31/2015	-	11.02	to	10.97	-	-	0.30	to	0.90	(2.52)	to	(2.52)
	12/31/2014	-	11.25	to	11.25	-	-	0.90	to	0.90	(1.36)	to	(1.36)
	12/31/2013	-	11.41	to	11.41	-	-	0.90	to	0.90	11.71	to	11.71
	12/31/2012	-	10.21	to	10.21	-	-	0.90	to	0.90	11.79	to	11.79
TA Janus Mid-Cap Growth Initial Class
	12/31/2016	10,804	9.38	to	9.29	101,238	-	0.30	to	0.90	(2.34)	to	(2.92)
	12/31/2015	11,512	9.61	to	9.57	110,165	-	0.30	to	0.90	(5.88)	to	(5.88)
	12/31/2014	11,686	10.17	to	10.17	118,796	-	0.90	to	0.90	(0.88)	to	(0.88)
	12/31/2013	15,007	10.26	to	10.26	153,905	0.79	0.90	to	0.90	37.90	to	37.90
	12/31/2012	14,747	7.44	to	7.44	109,667	-	0.90	to	0.90	8.10	to	8.10

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Jennison Growth Initial Class
	12/31/2016	2,777	$19.68	to	$19.49	$ 54,661	-%	0.30%	to	0.90%	(1.94)%	to	(2.52)%
	12/31/2015	4,800	20.07	to	19.99	95,967	-	0.30	to	0.90	10.41	to	10.41
	12/31/2014	4,829	18.11	to	18.11	87,447	-	0.90	to	0.90	8.98	to	8.98
	12/31/2013	4,186	16.62	to	16.62	69,558	0.26	0.90	to	0.90	36.47	to	36.47
	12/31/2012	4,459	12.18	to	12.18	54,287	0.07	0.90	to	0.90	14.73	to	14.73
TA JPMorgan Core Bond Initial Class
	12/31/2016	1,190	21.28	to	20.78	25,205	2.10	0.00	to	0.90	2.39	to	1.48
	12/31/2015	398	20.78	to	20.47	8,177	1.90	0.00	to	0.90	0.61	to	(0.28)
	12/31/2014	284	20.65	to	20.53	5,838	2.07	0.00	to	0.90	4.39	to	4.39
	12/31/2013	276	19.67	to	19.67	5,427	3.07	0.90	to	0.90	(2.72)	to	(2.72)
	12/31/2012	267	20.22	to	20.22	5,405	2.61	0.90	to	0.90	4.04	to	4.04
TA JPMorgan Enhanced Index Initial Class
	12/31/2016	-	23.82	to	23.58	-	-	0.30	to	0.90	11.02	to	10.36
	12/31/2015	-	21.45	to	21.37	-	-	0.30	to	0.90	(0.97)	to	(0.97)
	12/31/2014	-	21.58	to	21.58	-	-	0.90	to	0.90	13.17	to	13.17
	12/31/2013	-	19.07	to	19.07	-	-	0.90	to	0.90	31.34	to	31.34
	12/31/2012	-	14.52	to	14.52	-	-	0.90	to	0.90	15.31	to	15.31
TA JPMorgan Mid Cap Value Initial Class
	12/31/2016	1,061	32.72	to	32.39	34,711	2.08	0.30	to	0.90	14.25	to	13.57
	12/31/2015	1,191	28.63	to	28.52	33,962	0.88	0.30	to	0.90	(3.60)	to	(3.60)
	12/31/2014	1,305	29.59	to	29.59	38,622	0.71	0.90	to	0.90	14.26	to	14.26
	12/31/2013	1,464	25.89	to	25.89	37,902	0.48	0.90	to	0.90	30.64	to	30.64
	12/31/2012	1,625	19.82	to	19.82	32,204	0.75	0.90	to	0.90	19.45	to	19.45
TA JPMorgan Tactical Allocation Initial Class
	12/31/2016	1,170	24.80	to	24.55	28,886	1.39	0.30	to	0.90	4.15	to	3.53
	12/31/2015	1,129	23.81	to	23.71	26,778	1.32	0.30	to	0.90	(1.00)	to	(1.00)
	12/31/2014	1,081	23.95	to	23.95	25,901	1.13	0.90	to	0.90	5.58	to	5.58
	12/31/2013	1,027	22.69	to	22.69	23,303	1.12	0.90	to	0.90	4.57	to	4.57
	12/31/2012	1,149	21.70	to	21.70	24,919	0.59	0.90	to	0.90	6.75	to	6.75
TA Managed Risk - Balanced ETF Initial Class
	12/31/2016	4,685	10.54	to	10.54	49,394	1.85	0.00	to	0.00	3.94	to	3.94
	12/31/2015	4,553	10.14	to	10.14	46,182	1.46	0.00	to	0.00	(1.50)	to	(1.50)
	12/31/2014(1)	4	10.30	to	1.02	46	-	0.00	to	0.00	-	to	-
TA Managed Risk - Conservative ETF Initial Class
	12/31/2016	1	10.73	to	10.73	15	0.28	0.00	to	0.00	4.36	to	4.36
	12/31/2015	1	10.28	to	10.28	12	-	0.00	to	0.00	(0.40)	to	(0.40)
	12/31/2014(1)	9	10.32	to	1.03	89	-	0.00	to	0.00	-	to	-
TA Managed Risk - Growth ETF Initial Class
	12/31/2016	5,942	10.48	to	10.48	62,246	1.90	0.00	to	0.00	4.97	to	4.97
	12/31/2015	4,249	9.98	to	9.98	42,404	1.61	0.00	to	0.00	(3.17)	to	(3.17)
	12/31/2014(1)	59	10.31	to	1.02	610	-	0.00	to	0.00	-	to	-
TA MFS International Equity Initial Class
	12/31/2016	6,491	11.81	to	11.70	76,549	1.52	0.30	to	0.90	(0.22)	to	(0.81)
	12/31/2015	6,643	11.84	to	11.79	78,340	1.59	0.30	to	0.90	(0.82)	to	(0.82)
	12/31/2014	6,818	11.89	to	11.89	81,062	0.96	0.90	to	0.90	(6.02)	to	(6.02)
	12/31/2013	7,390	12.65	to	12.65	93,489	1.14	0.90	to	0.90	17.04	to	17.04
	12/31/2012	7,498	10.81	to	10.81	81,056	1.69	0.90	to	0.90	21.06	to	21.06
TA Morgan Stanley Capital Growth Initial Class
	12/31/2016	2,865	25.17	to	24.92	72,123	-	0.30	to	0.90	(2.55)	to	(3.13)
	12/31/2015	3,130	25.83	to	25.73	80,530	-	0.30	to	0.90	10.79	to	10.79
	12/31/2014	3,285	23.22	to	23.22	76,280	-	0.90	to	0.90	5.06	to	5.06
	12/31/2013	3,755	22.10	to	22.10	82,993	0.68	0.90	to	0.90	46.93	to	46.93
	12/31/2012	4,117	15.04	to	15.04	61,943	-	0.90	to	0.90	14.51	to	14.51

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Multi-Managed Balanced Initial Class
	12/31/2016	4,944	$25.00	to	$24.75	$ 123,402	0.97%	0.30%	to	0.90%	7.55%	to	6.91%
	12/31/2015	5,233	23.24	to	23.15	121,159	1.37	0.30	to	0.90	(0.68)	to	(0.68)
	12/31/2014	5,408	23.31	to	23.31	126,071	1.39	0.90	to	0.90	9.82	to	9.82
	12/31/2013	5,862	21.23	to	21.23	124,419	1.59	0.90	to	0.90	17.04	to	17.04
	12/31/2012	6,044	18.14	to	18.14	109,615	1.71	0.90	to	0.90	11.56	to	11.56
TA PIMCO Tactical - Balanced Initial Class
	12/31/2016	344	10.91	to	10.91	3,752	0.67	0.00	to	0.00	5.65	to	5.65
	12/31/2015	1	10.33	to	10.33	6	-	0.00	to	0.00	(2.27)	to	(2.27)
	12/31/2014(1)	-	10.57	to	1.05	-	-	0.00	to	0.00	-	to	-
TA PIMCO Tactical - Conservative Initial Class
	12/31/2016	1	10.96	to	10.96	8	0.26	0.00	to	0.00	5.22	to	5.22
	12/31/2015	1	10.42	to	10.42	6	-	0.00	to	0.00	(1.77)	to	(1.77)
	12/31/2014(1)	-	10.60	to	1.05	-	-	0.00	to	0.00	-	to	-
TA PIMCO Tactical - Growth Initial Class
	12/31/2016	1,962	10.68	to	10.68	20,961	-	0.00	to	0.00	5.09	to	5.09
	12/31/2015	1,683	10.17	to	10.17	17,110	-	0.00	to	0.00	(3.16)	to	(3.16)
	12/31/2014(1)	60	10.50	to	1.04	631	-	0.00	to	0.00	-	to	-
TA PIMCO Total Return Initial Class
	12/31/2016	1,058	17.70	to	17.29	18,676	2.35	0.00	to	0.90	2.71	to	1.80
	12/31/2015	1,140	17.24	to	16.98	19,582	1.28	0.00	to	0.90	0.69	to	(0.21)
	12/31/2014	248	17.12	to	17.02	4,219	1.86	0.00	to	0.90	3.74	to	3.74
	12/31/2013	238	16.41	to	16.41	3,907	2.17	0.90	to	0.90	(3.42)	to	(3.42)
	12/31/2012	496	16.99	to	16.99	8,419	12.39	0.90	to	0.90	6.59	to	6.59
TA QS Investors Active Asset Allocation - Conservative Initial Class
	12/31/2016	12	10.33	to	10.33	127	1.47	0.00	to	0.00	2.87	to	2.87
	12/31/2015	10	10.04	to	10.04	105	1.20	0.00	to	0.00	(2.13)	to	(2.13)
	12/31/2014(1)	8	10.26	to	1.02	84	-	0.00	to	0.00	-	to	-
TA QS Investors Active Asset Allocation - Moderate Initial Class
	12/31/2016	6,136	10.10	to	10.10	61,953	1.56	0.00	to	0.00	2.43	to	2.43
	12/31/2015	4,887	9.86	to	9.86	48,166	1.38	0.00	to	0.00	(4.05)	to	(4.05)
	12/31/2014(1)	34	10.27	to	1.02	353	-	0.00	to	0.00	-	to	-
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
	12/31/2016	1,730	9.85	to	9.85	17,043	1.46	0.00	to	0.00	2.32	to	2.32
	12/31/2015	808	9.63	to	9.63	7,778	1.60	0.00	to	0.00	(6.38)	to	(6.38)
	12/31/2014(1)	111	10.28	to	1.02	1,145	-	0.00	to	0.00	-	to	-
TA Small/Mid Cap Value Initial Class
	12/31/2016	2,012	14.65	to	14.50	29,252	0.73	0.30	to	0.90	20.76	to	20.05
	12/31/2015	2,775	12.13	to	12.08	33,523	1.02	0.30	to	0.90	(3.38)	to	(3.38)
	12/31/2014	2,798	12.50	to	12.50	34,979	0.82	0.90	to	0.90	4.29	to	4.29
	12/31/2013(1)	1,840	11.99	to	11.99	22,065	0.43	0.90	to	0.90	-	to	-
TA T. Rowe Price Small Cap Initial Class
	12/31/2016	1,369	24.10	to	23.86	33,006	-	0.30	to	0.90	10.89	to	10.23
	12/31/2015	1,374	21.74	to	21.65	29,747	-	0.30	to	0.90	1.52	to	1.52
	12/31/2014	1,372	21.32	to	21.32	29,260	-	0.90	to	0.90	5.60	to	5.60
	12/31/2013	1,367	20.19	to	20.19	27,599	0.07	0.90	to	0.90	42.79	to	42.79
	12/31/2012	1,151	14.14	to	14.14	16,272	-	0.90	to	0.90	14.65	to	14.65
TA Torray Concentrated Growth Initial Class
	12/31/2016	-	26.26	to	26.00	-	-	0.30	to	0.90	6.42	to	5.79
	12/31/2015	412	24.67	to	24.57	10,121	0.54	0.30	to	0.90	(2.45)	to	(2.45)
	12/31/2014	450	25.19	to	25.19	11,344	0.98	0.90	to	0.90	9.01	to	9.01
	12/31/2013	-	23.11	to	23.11	-	-	0.90	to	0.90	31.91	to	31.91
	12/31/2012	-	17.52	to	17.52	-	-	0.90	to	0.90	16.08	to	16.08

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA WMC US Growth Initial Class
	12/31/2016	44,161	$15.54	to	$15.18	$ 679,099	0.42%	0.00%	to	0.90%	2.81%	to	1.90%
	12/31/2015	43,968	15.12	to	14.90	656,873	0.78	0.00	to	0.90	6.85	to	5.89
	12/31/2014	36,422	14.15	to	14.07	512,446	0.89	0.00	to	0.90	10.11	to	10.11
	12/31/2013	38,491	12.78	to	12.78	491,751	1.06	0.90	to	0.90	31.28	to	31.28
	12/31/2012	41,619	9.73	to	9.73	405,021	0.30	0.90	to	0.90	12.15	to	12.15

(1) See footnote 1
*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.  Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.  A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate TLIC for assumption of mortaility and expense risks in connection with the issuance and administration of the policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

Transamerica Life Insurance Company
Separate Account VUL-3
Notes to Financial Statements
December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indrect wholly owned subsidiary of AEGON N.V..  TCI distributes TLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1.  These investments include funds managed by Transamerica Asset Management, Inc. ("TAM").  Transamerica Fund Services, Inc. ("TFS") serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC ("AAM") serves as a sub-advisor for certain funds managed by TAM.  TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of AEGON N.V..  Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both.  The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

Financial Statements – Statutory Basis
 and Supplementary Information

Transamerica Life Insurance Company
Years Ended December 31, 2016, 2015 and 2014

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

Contents

Report of Independent Auditors G-1

Audited Financial Statements

Balance Sheets – Statutory Basis G-3
Statements of Operations – Statutory Basis G-5
Statements of Changes in Capital and Surplus – Statutory Basis G-7
Statements of Cash Flow – Statutory Basis G-9
Notes to Financial Statements – Statutory Basis G-11

Appendix A –Listing of Affiliated Companies G-112

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties G-116
Supplementary Insurance Information G-117
Reinsurance G-118

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Life Insurance Company (the "Company"), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.
Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.
Emphasis of Matter
As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Global Preferred Re Limited into the Company on January 1, 2016 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for its investment in Transamerica Life (Bermuda), Ltd. (TLB), a wholly-owned Bermuda domiciled life subsidiary in 2016. Our opinion is not modified with respect to this matter
Other Matter
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015  and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended do not present fairly, in conformity with accounting principles generally accepted in the United States of America.  The  Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2017

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606
T: 312-298-2000, F: , www.pwc.com

LLP PwC_English.docx

Transamerica Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 1,470,814	$ 2,280,106
Bonds:
Affiliated entities	4,982	63,750
Unaffiliated entities	38,627,052	34,109,703
Preferred stocks
Affiliated entities	7,162	7,162
Unaffiliated entities	95,547	99,102
Common stocks:
Affiliated entities (cost: 2016 - $1,563,014;
2015 - $1,328,112)	2,352,862	1,961,018
Unaffiliated entities (cost: 2016 - $179,505;
2015 - $111,416)	194,833	126,649
Mortgage loans on real estate	5,641,558	5,363,099
Real estate, at cost less accumulated depreciation
(2016 - $65,765; 2015 - $43,305):
Home office properties	84,670	94,268
Investment properties	8,112	8,132
Properties held for sale	29,115	29,115
Policy loans	607,746	649,738
Receivables for securities	120,312	17,469
Securities lending reinvested collateral assets	2,303,603	2,760,922
Derivatives	866,950	1,157,993
Receivable for derivative cash collateral posted to counterparty	10,715	18,789
Other invested assets	1,927,635	2,653,261
Total cash and invested assets	54,353,668	51,400,275

Accrued investment income	510,947	474,961
Cash surrender value of life insurance policies	347,214	338,835
Premiums deferred and uncollected	149,211	139,516
Current federal income tax recoverable	524,017	237,608
Net deferred income tax asset	863,844	783,107
Reinsurance receivables	158,288	90,803
Receivable from parent, subsidiaries and affiliates	111,305	59,963
Accounts receivable	137,488	206,315
General agents pension fund	47,650	48,200
Reinsurance deposit receivables	199,500	203,429
Variable annuity reserve hedge offset deferral	575,869	–
Other assets	36,739	37,699
Separate account assets	73,774,288	72,128,772
Total admitted assets	$ 131,790,028	$ 126,149,483

Transamerica Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 15,074,311	$ 15,303,716
Annuity	17,190,070	15,701,229
Accident and health	5,110,678	4,824,046
Policy and contract claim reserves:
Life	283,287	342,120
Accident and health	265,766	259,538
Liability for deposit-type contracts	3,370,720	2,739,298
Other policyholders' funds	18,126	18,987
Transfers from separate accounts due or accrued
including $(1,472,484) and $(1,605,754) accrued for
expense allowances recognized in reserves, net of
reinsurance allowances at December 31, 2016 and
2015, repectively)	(1,515,226)	(1,633,610)
Funds held under reinsurance treaties	3,603,948	3,381,363
Amounts withheld or retained	167,500	175,637
General expenses due or accrued	176,650	149,338
Remittances and items not allocated	263,232	246,306
Asset valuation reserve	813,683	740,321
Interest maintenance reserve	894,015	967,414
Derivatives	1,314,458	795,914
Municipal reverse repurchase agreements	91,808	90,299
Payable for derivative cash collateral	714,431	1,057,984
Payable for securities lending	2,303,603	2,760,922
Borrowed money	2,267,594	496,528
Payable to parent, subsidiaries and affiliates	115,256	18,965
Other liabilities	376,308	251,903
Separate account liabilities	73,655,055	72,012,055
Total liabilities	$ 126,555,273	$ 120,700,273

Capital and surplus:
Common stock, $10 per share par value, 1,000,000
shares authorized, 676,190 issued and outstanding at December 31, 2016 and 2015
Class B common stock, $750 par value, 10,000
shares authorized, 3,697.27 issued and outstanding	6,762	6,762
Preferred stock, Series A, $10 per share par value,
42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2016 and 2015; Series B, $10 per share par value, 250,000 shares authorized, 85,717 and 117,154 shares issued and outstanding total liquidation value - $857,170 and $1,171,540) at December 31, 2016 and 2015	1,282	1,597
Treasury stock, Series A Preferred, $10 per share par
value, 42,500 shares as of December 31, 2016 and 2015	(58,000)	(58,000)
Surplus notes	150,000	150,000
Paid-in surplus	2,789,513	3,120,362
Special surplus funds	577,936	2,292
Unassigned surplus	1,767,262	2,226,197
Total capital and surplus	5,234,755	5,449,210
Total liabilities and capital and surplus	$ 131,790,028	$ 126,149,483

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$ 1,194,339	$ 1,113,373	$ 2,393,662
Annuity	12,204,065	12,919,985	16,656,875
Accident and health	624,248	771,929	(2,795,472)
Net investment income	2,453,818	2,326,992	2,359,512
Amortization of interest maintenance reserve	79,380	93,679	43,809
Commissions and expense allowances on reinsurance
ceded	451,545	581,823	88,656
Income from fees associated with investment management,
administration and contract guarantees for separate accounts	1,247,856	1,187,712	978,879
Reserve adjustment on reinsurance ceded	13,653	(191,378)	3,773,911
Consideration received on reinsurance recapture and
novations	7,326	49,723	195,620
Income from administrative service agreement with affiliate	136,494	133,831	124,653
Other income	146,486	141,506	116,319
	18,559,209	19,129,175	23,936,424
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,543,390	1,376,035	1,305,025
Accident and health benefits	327,969	427,224	750,045

Annuity benefits	1,157,200	1,201,449	1,135,988
Surrender benefits	9,770,320	9,855,357	8,258,924
Other benefits	154,153	120,151	133,925
Increase (decrease) in aggregate reserves for policies
and contracts:
Life	(229,405)	124,129	(212,366)
Annuity	1,488,841	(1,787,418)	933,763
Accident and health	286,632	304,113	143,401
	14,499,100	11,621,040	12,448,705
Insurance expenses:
Commissions	1,029,935	1,324,189	1,486,330
General insurance expenses	891,388	913,754	951,122
Taxes, licenses and fees	125,864	127,072	131,974
Net transfers to (from) separate accounts	1,365,071	5,151,619	8,510,290
Funds withheld ceded investment income	(18,134)	63,878	247,693
Reinsurance transaction - modco reserve adjustment on reinsurance assumed	(188,295)	(228,984)	(243,577)
Consideration paid on reinsurance recapture transactions	41,012	861	67,769
IMR adjustment due to reinsurance	81,293	–	–
Other expenses	47,650	(1,242)	4,660
	3,375,784	7,351,147	11,156,261
Total benefits and expenses	17,874,884	18,972,187	23,604,966
Gain (loss) from operations before dividends to policyholders, federal income tax (benefit) expense and net realized capital
gains (losses) on investments	$ 684,327	$ 156,988	$ 331,458

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014

Dividends to policyholders	$ 5,969	$ 5,894	$ 8,045
Gain (loss) from operations before federal income tax (benefit)
expense and net realized capital gains (losses) on investments	678,358	151,094	323,413
Federal income tax (benefit) expense	(101,441)	(9,618)	258,554
Gain (loss) from operations before net realized capital
gains (losses) on investments	779,799	160,712	64,859
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from
interest maintenance reserve)	(308,708)	(343,731)	288,762
Net income (loss)	$ 471,091	$ (183,019)	$ 353,621

               See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

						Special		Total
	Common	Preferred	Treasury	Surplus	Paid-in	Surplus	Unassigned	Capital and
Balance at January 1, 2014	Stock	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus
As originally presented	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,410,534	$ –	$ 1,271,902	$ 4,782,795
Merger of Global Preferred Reinsurance (GPRe)	250	–	–	–	17,411	–	(39,382)	(21,721)
Merger adjustment - retire GPRe stock	(250)	–	–	–	250	–	–	–
Balance at January 1, 2014	6,762	1,597	(58,000)	150,000	3,428,195	–	1,232,520	4,761,074
Net income (loss)	–	–	–	–	–	–	353,621	353,621
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	–	902,174	902,174
Change in net deferred income tax asset	–	–	–	–	–	–	(263,473)	(263,473)
Change in nonadmitted assets	–	–	–	–	–	–	418,748	418,748
Change in asset valuation reserve	–	–	–	–	–	–	127,971	127,971
Change in surplus as a result of reinsurance	–	–	–	–	–	–	224,000	224,000
Dividends to stockholders	–	–	–	–	–	–	(500,000)	(500,000)
Other changes - net	–	–		–	5,552	667	(30,776)	(24,557)
Balance at December 31, 2014	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,433,747	$ 667	$ 2,464,785	$ 5,999,558
Net income (loss)	–	–	–	–	–	–	(183,019)	(183,019)
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	–	95,872	95,872
Change in net deferred income tax asset	–	–	–	–	–	–	300,765	300,765
Change in nonadmitted assets	–	–	–	–	–	–	(318,398)	(318,398)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(108,266)	(108,266)
Dividends to stockholders	–	–	–	–	–	–	(50,000)	(50,000)
Return of Capital	–	–	–	–	(300,000)	–	–	(300,000)
Other changes - net	–	–	–	–	(13,385)	1,625	24,458	12,698
Balance at December 31, 2015	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,120,362	$ 2,292	$ 2,226,197	$ 5,449,210

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

						Special		Total
	Common	Preferred	Treasury	Surplus	Paid-in	Surplus	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus

Balance at December 31, 2015	$ 6,762	$ 1,597	$(58,000)	$ 150,000	$ 3,120,362	$ 2,292	$ 2,226,197	$ 5,449,210
Net income (loss)	–	–	–	–	–	–	471,091	471,091
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	575,869	(688,997)	(113,128)
Change in net deferred income tax asset	–	–	–	–	–	–	183,306	183,306
Change in nonadmitted assets	–	–	–	–	–	–	114,741	114,741
Change in asset valuation reserve	–	–	–	–	–	–	60,538	60,538
Cumulative effect of change in accounting
principles	–	–	–	–	–	–	(276,042)	(276,042)
Return of capital	–	–	–	–	(314,056)	–	–	(314,056)
Dividends to stockholders	–	–	–	–	–	–	(385,630)	(385,630)
Other changes - net	–	(315)	–	–	(16,794)	(225)	62,057	44,724
Balance at December 31, 2016	$ 6,762	$ 1,282	$(58,000)	$ 150,000	$ 2,789,513	$ 577,936	$ 1,767,262	$ 5,234,755

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	12,158,028	14,868,206	16,205,618
Net investment income	2,356,181	2,306,617	2,356,404
Miscellaneous income	2,011,519	1,759,927	5,298,353
Benefit and loss related payments	(13,002,709)	(12,846,598)	(11,520,995)
Net transfers from separate accounts	(1,237,126)	(5,214,145)	(8,823,241)
Commissions, expenses paid and
other deductions	(1,897,305)	(2,202,781)	(1,467,343)
Dividends paid to policyholders	(6,935)	(7,743)	(8,250)
Federal income taxes (paid) received	(203,264)	(279,806)	(288,721)
Net cash provided by operating activities	178,389	(1,616,322)	1,751,826

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	10,795,896	13,740,477	8,362,600
Stocks	26,673	53,649	108,717
Mortgage loans	705,232	881,722	1,040,891
Real estate and properties held for sale	14,667	–	28,084
Other invested assets	921,210	614,621	635,395
Securities lending reinvested collateral assets	457,319	145,338	347,507
Derivatives	–	–	255,580
Miscellaneous proceeds	16,389	17,797	117,780
Total investment proceeds	12,937,386	15,453,602	10,896,555

Costs of investments acquired:
Bonds	(12,682,216)	(12,145,728)	(6,214,330)
Stocks	(210,597)	(24,188)	(307,013)
Mortgage loans	(740,949)	(733,005)	(853,948)
Real estate and properties held for sale	(2,809)	(10,202)	(13,410)
Other invested assets	(404,878)	(1,516,458)	(239,060)
Payable for securities	(102,843)	(15,477)	(18,033)
Derivatives	(185,514)	(455,642)	–
Miscellaneous applications	(151,001)	(229,914)	(49,870)
Total cost of investments acquired	(14,480,806)	(15,130,616)	(7,695,664)
Net increase (decrease) in policy loans	41,992	39,965	32,811
Net cost of investments acquired	(14,438,815)	(15,090,650)	(7,662,853)
Net cash provided by (used in) investing activities	(1,501,428)	362,952	3,233,701

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014

Financing and miscellaneous activities
Change in:
Net deposits on deposit-type contracts an other
insurance liabilities	(217,744)	(328,515)	(624,703)
Borrowed funds	1,769,852	30,508	202,000
Funds held under reinsurance treaties
with unauthorized reinsurers	(108,899)	688,121	(2,527,186)
Receivable from parent, subsidiaries and
affiliates	(51,647)	111,599	(140,456)
Payable to parent, subsidiaries and affiliates	96,291	9,145	(17,220)
Payable for securities lending	(457,319)	(145,338)	(347,507)
Other cash (applied) provided	201,917	353,324	145,202
Dividends to stockholders	(385,630)	(50,000)	(500,000)
Capital contribution provided	(333,074)	(327,213)	(14,681)
Net cash used in financing and
miscellaneous activities	513,747	341,632	(3,824,550)

Net increase (decrease) in cash, cash
equivalents and short-term investments	(809,292)	(911,738)	1,160,977

Cash, cash equivalents and short-term
investments:
Beginning of year	2,280,106	3,191,844	2,030,868
End of year	1,470,814	2,280,106	3,191,844
               See accompanying notes.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Prior to September 30, 2015, all outstanding common shares of the Company were owned by Transamerica International Holdings, Inc. (TIHI). Prior to September 29, 2015, the Series B preferred shares of the Company were owned by Transamerica Corporation (TA Corp) and AEGON USA, LLC (AEGON). On September 29, 2015, TA Corp and AEGON contributed their respective share of the Company's Series B preferred share to TIHI. Effective September 30, 2015, TIHI merged into CGC. As a result of this merger, the Company is now wholly-owned by CGC.

On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On January 1, 2016, the Company completed a merger with Global Preferred Re Limited (GPRe), a Bermuda-domiciled affiliate. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of GPRe were carried forward to the merged company.  As a result of the merger, GPRe's common stock was deemed cancelled by operation of law. Each share of the Company's capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Summarized financial information for the Company and GPRe presented separately for periods prior to the merger is as follows:

	Year Ended	Year Ended
	December 31	December 31
	2015	2014
Revenues:
Company	$ 19,078,332	$ 23,904,030
GPRe	50,842	32,394
	$ 19,129,174	$ 23,936,424

Net income (loss):
Company	$ (250,873)	$ 335,423
GPRe	67,853	18,198
	$ (183,020)	$ 353,621

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31	December 31
	2015	2014
Assets:
Company	$ 126,035,999	$ 126,211,096
GPRe	88,529	105,579
Change in deferred tax admissibility
due to merger	24,955	53,208
	$ 126,149,483	$ 126,369,883

Liabilities:
Company	$ 120,577,357	$ 120,211,966
GPRe	122,916	158,359
	$ 120,700,273	$ 120,370,325

Capital and surplus:
Company	$ 5,458,642	$ 5,999,130
GPRe	(37,685)	(51,780)
Change in deferred tax admissibility
due to merger	28,253	52,208
	$ 5,449,210	$ 5,999,558

On October 1, 2015, the Company completed a merger with Stonebridge Life Insurance Company (SLIC).  The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of SLIC were carried forward to the merged company.  As a result of the merger, SLIC's common stock was deemed cancelled by operation of law. Each share of the Company's capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands.  Sales of the Company's products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.  Embedded derivatives are not accounted for separately from the host contract.  Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset.  For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Subsidiaries: Investments in subsidiaries, controlled and affiliated companies (SCA) companies are state in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Goodwill:  Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred.  The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances.  Real estate held for the production of income is reported at depreciated cost net of related obligations.  Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due.  At December 31, 2016 and 2015, the Company excluded investment income due and accrued of $924 and $3,563 respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview:  The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Instruments:  Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a USD denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other global market financial index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index).  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.   Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract.  The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices.  The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as capital and surplus in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment.  The caps are similar to options where the underlying interest rate index provides for the market value movements.  The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract.  Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate.  The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment.  The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption.  These swaptions are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company invests in domestic corporate debt securities denominated in U.S. dollars.  If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps.   As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.  Typically, the periodic premium or fee is expressed in basis points per notional.  Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par.  Alternatively, settlement may be in cash.  These credit default swaps are carried on the balance sheet at amortized cost.  Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury.  The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities.  Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.  The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government Gross Domestic Product (GDP) as part of an authorized workout from the Argentina Brady Bonds.  The Company was put into these warrants and did not voluntarily convert into these types of instruments.  The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold.  These warrants are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.  At December 31, 2015, all warrants had matured for the Company. The Company had realized gains totaling $4,225 for the year ended December 31, 2015 related to these warrants.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder.  The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders.  The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.  The Company received variable contract premiums of $8,767,590, $12,203,423 and $13,127,468 in 2016, 2015 and 2014, respectively. In addition, the Company received $1,247,856, $1,187,712 and $978,879 in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index.  The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies.  Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2016
2016	$–	$ 726,808	$ 212,321	$ 514,487
2015 and prior	1,372,958	(358,737)	103,318	910,903
	1,372,958	$ 368,071	$ 315,639	1,425,390
Active life reserve	3,710,626			3,951,054
Total accident and health
reserves	$5,083,584			$ 5,376,444

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2015
2015	$–	$ 781,155	$ 285,156	$ 495,999
2014 and prior	1,203,942	(206,782)	120,201	876,959
	1,203,942	$ 574,373	$ 405,357	1,372,958
Active life reserve	3,575,596			3,710,626
Total accident and health
reserves	$4,779,538			$ 5,083,584

The Company's unpaid claims reserve was decreased by $(358,737) and $(206,782) for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $36,586 and $35,337, respectively. The Company incurred $19,398 and paid $18,036 of claim adjustment expenses during 2016, of which $2,466 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $24,766 and paid $20,388 of claim adjustment expenses during 2015, of which $13,485 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes.  Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes.  The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date.  For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies.  The Company adopted the new requirements for certain of its term products.  The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee.  The adoption of this guidance did not impact the financial position or results of operations of the Company.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2015, the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40.  The adoption of this guidance had no material impact to the financial position or results of operations of the Company.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company's ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Prescribed and Permitted Statutory Accounting Practices

The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The Company, with the permission of the Iowa Commissioner of Insurance, is allowed special accounting treatment for certain hedges of interest rate exposures on variable annuity products that would not otherwise conform to current accounting guidance under SSAP No. 86.  The Company recognizes a reserve hedge offset deferral for the difference between the hedge results associated with a highly effective clearly defined hedge strategy related to variable annuity interest rate risks and the corresponding interest-rate related impact to variable annuity results.  This deferral was effective October 1, 2016, and will be amortized through the capital and surplus account change in net unrealized capital gains (losses) on a straight line basis over a period of 10 years beginning in the period of deferral.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company's guaranteed separate accounts.  As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP.  There is no impact to the Company's income or surplus as a result of utilizing this prescribed practice.

The Company previously valued its investments in limited purpose subsidiary (LPS) US insurance SCAs based on the underlying audited statutory equity under a prescribed practice adopted by the State of Iowa. Effective October 1, 2016, the Company received approval from Iowa for the respective LPS to be valued in accordance with SSAP No. 97, paragraph 8.b.i.1 in amounts equal to the respective entity's underlying audited statutory equity including statutory accounting practices prescribed or permitted by the State of Iowa, which is consistent with Iowa Administrative Code 191-99.11(5).  As a result, the Company will no longer disclose its valuation method for these LPS as a prescribed practice.  The Company will continue to provide the disclosures required by SSAP No.97, paragraph 36 about underlying LPS accounting practices that depart from the NAIC accounting practices and procedures.  This change in SCA valuation method did not result in a change in the Company's valuation of its LPS but rather aligned the NAIC valuation with that required by the Iowa Administrative Code.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has three LPS with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Riverwood Reinsurance Inc. (TRRI) Parental guarantee
TLIC Oakbrook Reinsurance Inc. (TORI)  Credit linked note
TLIC Watertree Reinsurance Inc. (TWRI) Excess of loss reinsurance asset

For each respective LPS, the table below discloses the amount of the investment in the insurance SCA per recorded statutory equity and the amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the NAIC SAP. Each LPS provides the Company audited financial statements annually.

Amount of Investment
If the Insurance
SCA Had
	Per	Completed
	Reported	Statutory
SCA Entity	Statutory	Financial
(Investments in Insurance SCA Entities)	Equity	Statements*

TLIC Riverwood Reinsurance Inc	$ 965,083	$ –
TLIC Oakbrook Reinsurance Inc	133,416	–
TLIC Watertree Reinsurance Inc	188,313	–

* Per AP&P Manual (without permitted or prescribed practices)

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

		F/S	F/S
	SSAP #	Page	Line	2016	2015	2014

Net (loss) income, State of Iowa basis				$ 471,092	$ (182,480)	$ 353,790
State prescribed practice that increases(decreases)
NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance	Common
		Sheet	Stock	–	–	–
Limited purpose subsidiary valuation - TORI	97	Balance	Common
		Sheet	Stock	–	–	–
Separate account asset valuation	56	NA	NA	–	–	–
State permitted practice that increases(decreases)
NAIC SAP:
Hedge reserve offset	86	Balance	Hedge reserve
		Sheet;	offset
		Statement of	Change in net
		Changes in	unrealized
		Capital and	capital
		Surplus	gains/losses	–	–	–
TLB	97	Balance	Common
		Sheet	Stock	–	–	–
Net (loss) income, NAIC SAP				$ 471,092	$ (182,480)	$ 353,790

Statutory surplus, State of Iowa basis				$ 5,234,756	$ 5,449,210	$ 5,999,558
State prescribed practice that increases(decreases)
NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance	Common
		Sheet	Stock	–	(869,844)	(817,285)
Limited purpose subsidiary valuation - TORI	97	Balance	Common
		Sheet	Stock	–	(132,955)	(113,677)
Separate account asset valuation	56	NA	NA
State permitted practice that increases(decreases)
NAIC SAP:
Hedge reserve offset	86	Balance	Hedge reserve
		Sheet;	offset
		Statement of	Change in net
		Changes in	unrealized
		Capital and	capital
		Surplus	gains/losses	(575,869)	–	–
TLB	97	Balance	Common
		Sheet	Stock	–	74,225	62,284
Statutory surplus, NAIC SAP				$ 4,658,887	$ 4,520,636	$ 5,130,880

The Company previously disclosed a state permitted practice to record the value of its wholly-owned Bermuda domiciled life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP or foreign statutory basis financial statements equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No.97, paragraph 9.  Changes in the Bermuda Insurance Act 1978 require TLB to file audited GAAP or IFRS financials with the Bermuda Monetary Authority in 2016 rather than statutory basis financials. As a result of the change in the Bermuda regulation, the Company began recording the value of TLB in accordance with SSAP No. 97 in first quarter of 2016, therefore eliminating the need for a permitted practice.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes and Correction of Errors

As disclosed in Note 2, the Company began recording the value of its foreign insurance subsidiary in accordance with SSAP No. 97 in 2016, therefore eliminating the need for a permitted practice. This change in accounting impacted the carrying value of the subsidiary and the AVR reported on the Company's balance sheet. The cumulative effect of implementing the change in accounting effective January 1, 2016, was a $276,042 decrease in capital and surplus. The cumulative effect consisted of two components, a $142,142 change in unrealized loss on the subsidiary and a $133,900 increase in AVR.

During the first quarter of 2016, management determined that the Company's accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $31,151, net of tax, relating to prior years. This was corrected in 2016 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company discovered errors in the calculation of ceded reserves on certain substandard and disabled life policies which caused an overstatement of these reserves since 2011.  The cumulative pre-tax effect of these errors was a decrease to equity of $13,866 and was reflected as other changes, net, in the 2015 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

As a result of the Company's model validation initiative performed in 2015, the Company determined that its aggregate life reserves were overstated by $16,713 relating to prior years.  This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, it was discovered that a 2014 intercompany transfer of taxes payable was booked incorrectly, resulting in an incorrect equity distribution to a non-insurance affiliate of $8,833. This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company made a change in valuation bases relating to its long-term care business.  A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first principles approach.  This change resulted in an increase in A&H reserves of $5,946 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table.  This resulted in a decrease to reserves of $12,464 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.  Related to this change were corresponding decreases in the deferred premium asset of $5,114 and the uncollected premium asset of $104.  These amounts were charged to surplus and are reported as a cumulative effect of changes in accounting principle in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company identified simplifications and implemented mapping updates in some of the valuation mortality tables used for the calculation of reinsurance reserve credits on some universal life policies.  The change in valuation process resulted in a decrease to reserves of $14,481 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.

During 2014, the Company discovered errors with certain components of the quarterly settlement statements related to the modified coinsurance treaty assumed from an affiliate, Western Reserve Life Assurance Co. of Ohio (WRL), resulting in incorrect cession amounts received by the Company since inception of the treaty effective December 31, 2010.  The cumulative impact of the errors as of December 31, 2013 was an overstatement of capital and surplus of $53,792 after tax.  This was reflected as other changes, net, in the 2014 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

Prior to its merger in 2015 with the Company, during 2014, SLIC discovered that the accounting entries had not been recorded to the ledger when a block of escheated policies were entered into the claims administration system in 2013.  The impact of not recording these entries to the ledger was an understatement of the claims liability of $2,900, an understatement of current federal income taxes recoverable of $1,015, an overstatement of net deferred income taxes of $1,298, and an overstatement of capital and surplus of $3,183 as of December 31, 2013. This was corrected in 2014 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques.  These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
                        a)   Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value).  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral:  The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments.  The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note.  However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities:  Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.  These are included in the Investment Contract Liabilities.

Surplus Notes:  Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

	December 31, 2016
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 1,435,906	$ 1,435,906	$ –	$ 1,435,906	$ –
Bonds	41,750,057	38,632,034	8,543,520	32,331,681	874,856
Preferred stocks, other than affiliates	94,325	95,547	–	91,172	3,153
Common stocks, other than affiliates	194,833	194,833	1,905	–	192,928
Mortgage loans on real estate	5,801,102	5,641,558	–	–	5,801,102
Other invested assets	168,197	149,019	–	160,516	7,681
Options	182,667	182,667	–	182,667	–
Interest rate swaps	678,868	587,537	–	674,938	3,930
Currency swaps	21,819	21,408	–	21,819	–
Credit default swaps	36,173	26,828	–	36,173	–
Equity swaps	48,509	48,509	–	48,509	–
Policy loans	607,746	607,746	–	607,746	–
Securities lending reinvested collateral	2,303,603	2,303,603	–	2,303,603	–
Receivable from parent, subsidiaries
and affiliates	111,305	111,305	–	111,305	–
Separate account assets	72,675,382	72,638,065	69,229,744	3,399,333	46,305

Liabilities
Investment contract liabilities	17,237,938	15,077,116	–	265,681	16,972,257
Options	82,070	82,070	–	82,070	–
Interest rate swaps	183,689	806,424	–	(179,214)	362,903
Currency swaps	1,666	76	–	1,666	–
Credit default swaps	13,478	44,647	–	13,478	–
Equity swaps	381,242	381,242	–	381,242	–
Payable to parent, subsidiaries
and affiliates	115,256	115,256	–	115,256	–
Separate account annuity liabilities	66,986,814	66,987,131	1,996	66,926,286	58,532
Surplus note	165,351	150,000	–	165,351	–

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31, 2015
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 2,012,842	$ 2,012,842	$ –	$ 2,012,842	$ –
Short-term notes receivable from affiliates	278,771	278,771	–	278,771	–
Bonds	36,576,232	34,173,453	6,841,379	28,830,442	904,411
Preferred stocks, other than affiliates	97,770	99,103	–	97,770	–
Common stocks, other than affiliates	126,649	126,649	8,239	71	118,339
Mortgage loans on real estate	5,657,436	5,657,436	–	–	5,657,436
Other invested assets	152,140	133,087	–	142,831	9,309
Options	399,911	399,911	–	399,911	–
Interest rate swaps	668,643	543,001	–	646,960	21,683
Currency swaps	28,988	26,378	–	28,988	–
Credit default swaps	37,808	32,968	–	37,808	–
Equity swaps	155,735	155,735	–	155,735	–
Policy loans	649,738	649,738	–	649,738	–
Securities lending reinvested collateral	2,760,922	2,760,922	–	2,760,922	–
Receivable from parent, subsidiaries
and affiliates	59,963	59,963	–	59,963	–
Separate account assets	72,154,755	72,127,543	68,354,452	3,762,211	38,092

Liabilities
Investment contract liabilities	12,911,523	11,852,454	–	276,950	12,634,573
Short-term notes payable to affiliates	–	–	–	–	–
Options	178,638	178,638	–	178,638	–
Interest rate swaps	(484,994)	429,751	–	(520,103)	35,109
Currency swaps	38,722	46,656	–	38,722	–
Credit default swaps	13,862	27,180	–	13,862	–
Equity swaps	113,689	113,689	–	113,689	–
Payable to parent, subsidiaries
and affiliates	18,965	18,965	–	18,965	–
Separate account annuity liabilities	63,493,519	63,507,470	983	63,428,222	64,314
Surplus notes	164,418	150,000	–	164,418	–

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 1,124	$ –	$ 1,124
Industrial and miscellaneous	–	20,216	18,746	38,962
Hybrid securities	–	2,573	–	2,573
Total bonds	–	23,913	18,746	42,659
Preferred stock
Industrial and miscellaneous	–	–	3,153	3,153
Total preferred stock	–	–	3,153	3,153
Common stock
Mutual funds	761	–	–	761
Industrial and miscellaneous	1,144	–	192,928	194,072
Total common stock	1,905	–	192,928	194,833
Short-term investments
Government	–	598,723	–	598,723
Industrial and miscellaneous	–	820,579	–	820,579
Sweep accounts	–	16,604	–	16,604
Total short-term investments	–	1,435,906	–	1,435,906
Securities lending reinvested collateral	–	2,303,603	–	2,303,603
Derivative assets	–	813,180	3,930	817,110
Separate account assets	69,213,345	2,706,809	45,420	71,965,574
Total assets	$ 69,215,250	$ 7,283,411	$ 264,177	$ 76,762,838
Liabilities:
Derivative liabilities	$ –	$ 878,117	$ 362,903	$ 1,241,020
Separate account liabilities	1,996	871	–	2,867
Total liabilities	$ 1,996	$ 878,988	$ 362,903	$ 1,243,887

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 1,094	$ –	$ 1,094
Industrial and miscellaneous	–	10,588	22,878	33,466
Total bonds	–	11,682	22,878	34,560
Common stock
Mutual funds	5,823	69	–	5,892
Industrial and miscellaneous	2,416	2	118,339	120,757
Total common stock	8,239	71	118,339	126,649
Short-term investments
Government	–	94,915	–	94,915
Industrial and miscellaneous	–	1,349,518	–	1,349,518
Mutual funds	–	526,117	–	526,117
Intercompany notes receivable	–	278,771	–	278,771
Sweep accounts	–	42,292	–	42,292
Total short-term investments	–	2,291,613	–	2,291,613
Securities lending reinvested collateral	–	2,760,922	–	2,760,922
Derivative assets	–	1,078,404	21,683	1,100,087
Separate account assets	68,338,600	2,670,280	32,569	71,041,449
Total assets	$ 68,346,839	$ 8,812,972	$ 195,469	$ 77,355,280
Liabilities:
Derivative liabilities	$ –	$ 670,145	$ 35,109	$ 705,254
Separate account liabilities	983	965	–	1,948
Total liabilities	$ 983	$ 671,110	$ 35,109	$ 707,202

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes.  Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value.  Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.  Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap.  The inputs are taken from market instruments to the extent that they exist.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transfers from Level 1 to Level 2 for separate account bonds were attributable to securities being valued using an index at December 31, 2015, subsequently changing to being valued using a different index during 2016.

Transfers from Level 1 to Level 2 for separate account common stock were attributable to securities being valued using third party vendor inputs at December 31, 2015, subsequently changing to being valued using external money manager statements during 2016.

Transfers from Level 2 to Level 1 for separate account common stock were attributable to securities being valued using external money managers at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Beginning			Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	in	out	Included in	Included in
	2016	(Level 3)	(Level 3)	Net income (a)	Surplus (b)
Bonds
Government	$ –	$ –	$ –	$ (9)	$ 9
RMBS	1,439	–	1,428	(122)	116
Other	21,439	885	184	(2,852)	5,003
Preferred stock	–	–	–	512	(101)
Common stock	118,338	–	–	–	101
Derivatives	(13,426)	–	–	(189,403)	(348,382)
Separate account assets	32,569	5,578	9,142	15,896	81
Total	$ 160,359	$ 6,463	$ 10,754	$ (175,978)	$ (343,173)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2016
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	5	–
Other	1,663	–	–	7,208	18,746
Preferred stock	3,254	–	–	512	3,153
Common stock	73,000	1,689	200	–	192,928
Derivatives	2,834	–	(80,527)	(108,876)	(358,974)
Separate account assets	1,520	–	–	1,082	45,420
Total	$ 82,271	$ 1,689	$ (80,327)	$ (100,069)	$ (98,727)

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Beginning			Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	in	out	Included in	Included in
	2015	(Level 3)	(Level 3)	Net income (a)	Surplus (b)
Bonds
Government	$ –	$ –	$ –	$ (11)	$ 11
RMBS	1,498	–	–	(371)	317
Other	21,156	14,483	3,846	(6,374)	(1,848)
Preferred stock	164	–	–	–	–
Common stock	118,061	–	–	(24)	281
Derivatives	90,924	–	–	–	(26,551)
Separate account assets	7,905	1,398	1,500	21,539	(220)
Total	$ 239,708	$ 15,881	$ 5,346	$ 14,759	$ (28,010)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2015
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	5	1,439
Other	–	–	–	2,132	21,439
Preferred stock	–	–	–	164	–
Common stock	4,020	–	4,000	–	118,338
Derivatives	(63,114)	–	–	14,685	(13,426)
Separate account assets	4,245	–	–	798	32,569
Total	$ (54,849)	$ –	$ 4,000	$ 17,784	$ 160,359

(a) Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements
of Operations
(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company's policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2015 and 2014, subsequently changing to being carried at fair value during 2016 and 2015.  In addition, transfers in for bonds were attributable to a security being valued using third-party vendor input at December 31, 2014, subsequently changing to being valued using a stale price during 2015.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers in for separate account assets were attributable to securities being valued using third party vendor inputs at December 31, 2015 and 2014, subsequently changing to being valued using broker quotes during 2016 and 2015.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Transfers out for separate account assets were attributable to securities being valued using a stale price at December 31, 2015 and 2014, subsequently changing to being valued using third party vendor inputs during 2016 and 2015.  In addition, transfers out for separate account assets were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Non-recurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2016, the Company has several parcels of land that are held for sale.  Therefore, these properties are carried at fair value less cost to sell, which amounts to $8,570. Two parcels of land have a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015.  Fair value less cost to sell of these properties was $8,570. Two parcels of land had a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2016
Unaffiliated bonds:
United States Government and
agencies	$ 7,909,126	$ 480,225	$ –	$ 276,098	$ 8,113,253
State, municipal and other
government	846,024	38,500	9,136	11,920	863,468
Hybrid securities	463,953	21,551	26,842	2,308	456,354
Industrial and miscellaneous	22,672,674	2,963,306	81,739	140,208	25,414,034
Mortgage and other asset-backed
securities	6,735,275	298,695	74,418	63,243	6,896,309
	38,627,052	3,802,277	192,135	493,777	41,743,418
Unaffiliated preferred stocks	95,547	3,771	4,802	190	94,325
	$ 38,722,599	$3,806,048	$ 196,937	$ 493,967	$ 41,837,743

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2015
Unaffiliated bonds:
United States Government and
agencies	$ 5,987,562	$ 499,532	$ 53	$ 106,422	$ 6,380,619
State, municipal and other
government	848,372	44,220	4,395	18,989	869,208
Hybrid securities	363,526	20,787	21,966	6,216	356,131
Industrial and miscellaneous	20,933,595	2,289,579	171,562	320,604	22,731,008
Mortgage and other asset-backed
securities	5,976,648	356,869	134,130	23,871	6,175,516
	34,109,703	3,210,987	332,106	476,102	36,512,482
Unaffiliated preferred stocks	99,103	4,880	5,351	862	97,770
	$ 34,208,806	$ 3,215,867	$ 337,457	$ 476,964	$ 36,610,252

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 326 and 364 securities with a carrying amount of $1,905,967 and $2,234,787, and an unrealized loss of $196,937 and $337,457 with an average price of 89.7 and 84.9 (fair value/amortized cost).  Of this portfolio, 66.2% and 71.8% were investment grade with associated unrealized losses of $105,393 and $191,342, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,128 and 1,081 securities with a carrying amount of $10,886,803 and $9,043,827 and an unrealized loss of $493,967 and $476,964 with an average price of 95.5 and 94.7 (fair value/amortized cost).  Of this portfolio, 96.4% and 91.8% were investment grade with associated unrealized losses of $471,156 and $394,702, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 2 securities with a cost of $0 and $1 and an unrealized loss of $0 and $1 with an average price of 0.0% and 4.8% (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 3 securities with a cost of $2,020 and $476 and an unrealized loss of $294 and $20 with an average price of 85.5 and 95.7 (fair value/cost).

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2016

Unaffiliated bonds:
United States Government and agencies	$ –	$ 3,765,738	$ 3,765,738
State, municipal and other government	49,698	290,257	339,955
Hybrid securities	107,667	65,108	172,775
Industrial and miscellaneous	856,096	3,754,485	4,610,581
Mortgage and other asset-backed securities	673,363	2,512,512	3,185,875
	1,686,824	10,388,100	12,074,924
Unaffiliated preferred stocks	22,207	4,736	26,943
Unaffiliated common stocks	–	1,726	1,726
	$ 1,709,031	$ 10,394,562	$ 12,103,593

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$ 3,105	$ 2,247,989	$ 2,251,094
State, municipal and other government	40,402	323,866	364,268
Hybrid securities	96,946	41,249	138,195
Industrial and miscellaneous	825,390	4,376,512	5,201,902
Mortgage and other asset-backed securities	910,509	1,562,131	2,472,640
	1,876,352	8,551,747	10,428,099
Unaffiliated preferred stocks	20,978	15,115	36,093
Unaffiliated common stocks	–	456	456
	$ 1,897,330	$ 8,567,318	$ 10,464,648

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$ 1,325,277	$ 1,348,424
Due after one year through five years	6,849,253	7,221,046
Due after five years through ten years	5,069,295	5,472,967
Due after ten years	18,647,952	20,804,672
	31,891,777	34,847,109
Mortgage and other asset-backed securities	6,735,275	6,896,309
	$ 38,627,052	$ 41,743,418

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company's portfolio had Treasury investments in an unrealized loss position which had a fair value of $3,759,864, with a carrying value of $4,035,873, resulting in a gross unrealized loss of $276,009. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$ 11,561	$ 11,074	$ 11,566	NO
G52836AB2	10,050	10,310	10,050	NO
912810QV3	14,974	14,392	15,722	NO
912810RA8	772,522	873,726	809,956	NO
912810RL4	1,195,281	1,225,476	1,222,583	NO
Total	$ 2,004,388	$ 2,134,978	$ 2,069,877

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of	Book / Adjusted
	5* Securities	Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	2	$14,644	$14,473
Loan-backed and structured
securities, amortized cost	1	432	430
Preferred stock, amortized cost	0	–	–
Preferred stock, fair value	0	–	–
Total	3	$15,076	$14,903

December 31, 2015
Bonds, amortized cost	2	$8,868	$8,564
Loan-backed and structured
securities, amortized cost	0	–	–
Preferred stock, amortized cost	0	–	–
Preferred stock, fair value	2	–	–
Total	4	$8,868	$8,564

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis during the years ended December 31, 2016 and December 31, 2015 respectively. During 2016 there was $27,182 of loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, and none during 2015.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2016

OTTI recognized 1st quarter:
Intent to sell	$ –	$ –	$ –	$ –
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 1st quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 2nd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 2nd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 3rd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	27,182	–	2,892	24,290
Total 3rd quarter OTTI on loan-backed securities	27,182	–	2,892	24,290

OTTI recognized 4th quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 4th quarter OTTI on loan-backed securities	–	–	–	–

Aggregate total	$ 27,182	$ –	$ 2,892	$ 24,290

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2014

OTTI recognized 1st quarter:
Intent to sell	$ –	$ –	$ –	$ –
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 1st quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 2nd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 2nd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 3rd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 3rd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 4th quarter:
Intent to sell	17,618	1,513	–	16,105
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 4th quarter OTTI on loan-backed securities	17,618	1,513	–	16,105

Aggregate total	$ 17,618	$ 1,513	$ –	$ 16,105

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield.

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 90,669	$ 7,850	$ 82,819	$ 75,187
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	7,387	2,482	4,905	4,587
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	57,816	6,951	50,865	47,445
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	3,481	38	3,443	3,454
Aggregate total	$ 159,353	$ 17,321	$ 142,032	$ 130,673

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 118,794	$ 2,778	$ 116,016	$ 101,780
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	90,459	4,180	86,279	75,094
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	50,862	2,928	47,934	40,960
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	17,193	542	16,651	9,769
Aggregate total	$ 277,308	$ 10,428	$ 266,880	$ 227,603

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 118,794	$ 2,778	$ 116,016	$ 101,780
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	90,459	4,180	86,279	75,094
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	50,862	2,928	47,934	40,960
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	17,193	542	16,651	9,769
Aggregate total	$ 277,308	$ 10,428	$ 266,880	$ 227,603

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
07402PAJ2	$ 17,443	$ 17,230	$ 213	$ 17,230	$ 16,972	1Q 2016
24763LDE7	535	461	74	461	465	1Q 2016
35729PPC8	347	210	137	210	178	1Q 2016
70557RAB6	13,595	12,123	1,472	12,123	6,989	1Q 2016
759676AJ8	3,749	3,651	98	3,651	3,391	1Q 2016
75970JAJ5	2,821	2,693	128	2,693	2,485	1Q 2016
75970QAH3	3,712	3,550	161	3,551	3,306	1Q 2016
75971EAF3	3,612	3,446	167	3,445	3,006	1Q 2016
759950GY8	4,619	4,530	89	4,530	4,129	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
75970QAD2	3,423	3,399	24	3,399	3,096	1Q 2016
150324AC5	34,700	29,495	5,205	29,495	29,495	1Q 2016
61751NAM4	2,713	611	2,101	612	600	2Q 2016
36298JAA1	4,674	4,293	381	4,293	3,987	2Q 2016
14984WAA8	2,325	2,153	172	2,153	1,872	3Q 2016
70557RAB6	9,322	7,795	1,527	7,795	5,222	3Q 2016
759950GA0	3,646	3,618	28	3,618	3,596	3Q 2016
126380AB0	12,381	12,212	169	12,212	12,333	3Q 2016
150324AC5	27,182	24,290	2,892	24,290	24,290	3Q 2016
52108HYQ1	2,960	798	2,163	797	132	3Q 2016
759676AJ8	3,481	3,443	38	3,443	3,454	4Q 2016
			$ 17,321

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$ 74,418	$ 86,409
The aggregate related fair value of securities with unrealized losses	673,363	2,548,835

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$158,836	$24,176
The aggregate related fair value of securities with unrealized losses	939,458	1,566,481
Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$ 1,790,692	$ 1,727,340	$ 1,791,926
Preferred stocks	6,141	6,639	8,542
Common stocks	13,474	3,836	29,486
Mortgage loans on real estate	284,532	314,903	350,497
Real estate	22,698	20,264	18,039
Policy loans	41,872	44,072	46,233
Cash, cash equivalents and
short-term investments	15,064	6,597	3,115
Derivatives	221,031	256,287	183,316
Other invested assets	171,225	47,823	26,216
Other	26,591	33,364	17,290
Gross investment income	2,593,320	2,461,125	2,474,660
Less investment expenses	139,501	134,003	115,006
Net investment income	$ 2,453,819	$ 2,327,122	$ 2,359,654

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014

Proceeds	$ 10,076,310	$ 12,197,993	$ 7,606,211

Gross realized gains	$ 155,810	$ 180,050	$ 403,590
Gross realized losses	(117,345)	(158,916)	(83,674)
Net realized capital gains	$ 38,465	$ 21,134	$ 319,916

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2016, 2015 and 2014 of $40,319, $13,947 and $80,230, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014

Bonds	$ (48,223)	$ (6,233)	$ 241,065
Preferred stocks	933	10,119	(801)
Common stocks	885	(1,640)	302
Mortgage loans on real estate	145	(16,141)	(5,749)
Real estate	(3,377)	(3,356)	12,395
Cash, cash equivalents and short-term investments	133	2	6
Derivatives	(185,514)	(455,642)	255,580
Other invested assets	(148,597)	140,574	234,758
Other	4,829	–	8
	(378,786)	(332,317)	737,564
Federal income tax effect	(5,234)	(51,585)	(120,545)
Transfer from (to) interest maintenance reserve	75,312	39,581	(327,736)
Net realized capital (losses) gains on investments	$ (308,708)	$ (344,321)	$ 289,283

At December 31, 2016 and 2015, the Company had no investments in restructured securities.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2016	2015	2014

Bonds	$ 87,348	$ (34,438)	$ 37,229
Preferred stocks	(102)	15	(15)
Common stocks	95	(1,898)	(33,879)
Affiliated entities	412,879	141,897	139,410
Mortgage loans on real estate	149	6,123	(6,676)
Cash, cash equivalents and short-term investments	(131)	–	–
Derivatives	(858,670)	41,311	785,644
Other invested assets	475,672	(82,489)	(10,680)
Change in unrealized capital gains/losses, before taxes	117,240	70,521	911,033
Taxes on unrealized capital gains/losses	(202,078)	10,105	(19,971)
Change in unrealized capital gains/losses, net of tax	$ (84,838)	$ 80,626	$ 891,062

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA - AA	$ –	$ 3,418,276	$ –	$ 3,418,276
A	68,833	1,832,506	–	1,901,339
BBB	–	255,494	–	255,494
BB	–	58,846	–	58,846
B	9,024	–	–	9,024
	$ 77,857	$ 5,565,122	$ –	$ 5,642,979

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2016, the Company issued mortgage loans with a maximum interest rate of 8.71% and a minimum interest rate of 3.00% for commercial loans.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination was 91%.  During 2015, the Company issued mortgage loans with a maximum interest rate of 4.59% and a minimum interest rate of 3.50% for commercial loans.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination was 75%.  During 2014, the Company issued mortgage loans with a maximum interest rate of 7.00% and a minimum interest rate of 3.55% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2014 at the time of origination was 79%.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

During 2016, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2015, the Company reduced the interest rate by 1.6% on two outstanding mortgage loan with statement value of $24,214.  During 2014, the Company reduced the interest rate by 2.0% on one outstanding mortgage loan with statement value of $2,163.

The following tables provide the age analysis of mortgage loans aggregated by type:

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment (All)
(a)	Current	$ 77,857	$ –	$ –	$ –	$ 5,565,122	$ –	$ 5,642,979
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	–	–	–

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
(a)	Current	$ 64,068	$ –	$ –	$ –	$ 5,220,578	$ 73,729	$ 5,358,375
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	6,293	–	6,293

At December 31, 2016, no mortgage loans were non-income producing, and at December 31, 2015, two mortgage loans with a carrying value of $6,293 were non-income producing for the previous 180 days.  There was no accrued interest related to these mortgage loans at December 31, 2016 or 2015.  The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents.  The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2016 and 2015 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2016 and 2015, respectively, the Company held $6,077 and $6,347 in impaired loans with related allowance for credit losses of $1,421 and $1,570. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2016 and 2015, respectively.  The average recorded investment in impaired loans during 2016 and 2015 was $9,820 and $30,884, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014

Balance at beginning of period	$ 1,569	$ 7,693	$ 1,017
Additions, net charged to operations	174	7,225	11,962
Recoveries in amounts previously charged off	(322)	(13,349)	(5,286)
Balance at end of period	$ 1,421	$ 1,569	$ 7,693

The following table provides the aggregate amount of mortgage loans derecognized as a result of foreclosure and the collateral recognized:

		Year Ended December 31
	2016		2015

Aggregate amount of mortgage loans derecognized		$10,522		$25,693
Real estate collateral recognized		10,543		25,693
Other collateral recognized		–		–
Receivables recognized from a government guarantee of
the foreclosed mortgage loan		–		–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recognized $677, $92 and $1,924 of interest income on impaired loans. Interest income of $786, $289 and $1,759, respectively, was recognized on a cash basis for the years ended December 31, 2016, 2015 and 2014.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $7,500, $3,356 and $112 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of one property during 2016, none in 2015, and multiple properties during 2014 resulting in a realized gains of $4,123, $0, and $2,446, respectively.

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $53,388 and $54,414, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015

Pacific	25%	27%	Apartment	38%	33%
South Atlantic	21	20	Retail	24	26
Middle Atlantic	18	17	Office	21	22
Mountain	9	11	Industrial	11	12
W. North Central	8	7	Other	3	4
E. North Central	7	7	Medical	2	2
W. South Central	7	7	Agricultural	1	1
E. South Central	4	3
New England	1	1

At December 31, 2016, 2015 and 2014, the Company had mortgage loans with a total net admitted asset value of $81,895, $86,311 and $88,002, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring.  There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings.  At December 31, 2016 and 2015 there was one commitment for $3,000 to lend additional funds to debtors owing receivables

During 2016, the Company recorded impairments of $4,971 for its investment in Prudential Capital Partners II, L.P.;  $4,537 for its investment in Falcon Mezzanine Partners II, L.P.; $2,298 for its investment in VSS Communications Partners IV, L.P.; $7,560 for its investment in WLR Recovery Fund III, L.P.;  $2,819 for its investment in Carlyle Partners IV, L.P.; $10,478 for its investment in Apollo Investment Fund VI, L.P.; $4,216 for its investment in Vintage III L.P.; $3,003 for its investment in Metalmark Capital Partners L.P.; $2,411 for its investment in PineBridge PEP IV Co-Investment, L.P; $12,610 for its investment in Invenergy Wind LLC. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated.  These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2015, the Company recorded impairments of $6,269 for its investment in PineBridge Global Emerging Markets Partners, LLC.  The impairments were taken because the decline in fair value of the funds was deemed to be other-than-temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated.  These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2014, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies.

At December 31, 2016, the Company had ownership interests in fifty-two LIHTC investments.  The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years.  The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $48,742.  LIHTC tax credits recognized during 2016 was $6,423.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2015, the Company had ownership interests in forty-six LIHTC investments.  The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years.  The amount of contingent equity commitments expected to be paid during the years 2016 to 2029 is $8,611.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$ 1,332	$ 9,000
Economic Redevelopment and Growth Tax Credits	NJ	4,669	15,497
Total		$ 6,001	$ 24,497

December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$ 1,332	$ 9,000
Economic Redevelopment and Growth Tax Credits	NJ	936	16,847
Total		$ 2,268	$ 25,847

*The unused amount reflects credits that the Company deems will be realizable in the period from 2017 to 2025.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).  Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$ 1,803,598	$ 2,329,060
Fair value - negative	(1,497,706)	(897,891)

At December 31, 2016 and 2015, the Company has recorded $(591,186) and $272,952, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting, which is recorded directly to unassigned surplus as an unrealized gain (loss).   The Company did not recognize any unrealized gains or losses during 2016, 2015 and 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 27 years for forecasted hedge transactions.  At December 31, 2016 and 2015, none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.  As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $30,231 and $48,182, respectively, related to the termination of swaps that were hedging forecasted transactions.  It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Summary of realized gain/(losses) by derivative type for year-end December 31, is as follows:

	2016	2015	2014
Options:
Calls	$ 1,524	$ 7,014	$ -
Puts	10,700	25,396	-
Total options	$ 12,224	$ 32,410	$ -
Swaps:
Interest rate	$ 642,433	$ (187,530)	$ 377,414
Credit	3,046	(278)	(472)
Foreign exchange	(2,959)	-	-
Total return	(510,883)	(324,480)	(363,166)
Total swaps	$ 131,637	$ (512,288)	$ 13,776
Futures - net positions	(337,977)	20,012	241,804
Argentina warrants	-	4,225	-
Lehman settlements	1,241	1,590	-
Total realized gains/(losses)	$ (192,875)	$ (454,051)	$ 255,580

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$ 4,576,931	$ 4,726,248	$ 4,158,940
Credit default	(32,317)	(95,069)	(85,230)

Capital gain/(losses) related to credit swap transactions (which are primarily replication transactions), as of December 31,  is as follows:

	Year Ended December 31
	2016	2015	2014
Capital gains/(losses)	$ 3,046	$ (278)	$ (472)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps.  As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap.  If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	$ 10,000	16
43290,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2017	10,000	18
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	19
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43295,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	24
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	23
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
51402,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	31
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	7
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	100
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	42
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	21
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	39
43366,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
43368,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
57600,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	26,000	113
51284,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
47293,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	25,000	109
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	34
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	34
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	28
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	57
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	30
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	47
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	39
45879,SWAP, USD 1 / (USD 0), :US731011AN26	12/20/2017	15,000	103

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

46819,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2017	5,000	27
58913,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2017	10,000	67
46831,SWAP, USD 1 / (USD 0), :US88322LAA70	12/20/2017	10,000	77
46845,SWAP, USD 1 / (USD 0), :US46513E5Y48	12/20/2017	10,000	79
46951,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	10,000	82
46958,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	10,000	84
47855,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	10,000	77
47856,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	20,000	167
47859,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	20,000	179
47866,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	20,000	924
47867,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
48247,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2017	20,000	159
51440,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	173
51405,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	25,000	216
48458,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	25,000	1,155
48774,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	108
51287,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	25,000	224
51406,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	25,000	214
51407,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	20,000	153
51288,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	10,000	462
50040,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	10,000	35
53125,SWAP, USD 1 / (USD 0), :US29250RAC07	3/20/2018	10,000	35
52960,SWAP, USD 1 / (USD 0), :US96950HAD26	3/20/2018	10,000	64
53667,SWAP, USD 1 / (USD 0), :US59156RAX61	3/20/2018	20,000	195
53716,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	20,000	185
53805,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	10,000	93
54724,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
55126,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	7,100	77
55142,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2018	3,000	29
55297,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
57866,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	10,000	118
60222,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	10,000	118
64235,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
64236,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
64238,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
64593,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	20,000	376
65753,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
65755,SWAP, USD 1 / (USD 0), :US428236AM52	9/20/2020	15,000	183
94986,SWAP, USD 5 / (USD 0), :US629377BG69	12/20/2017	4,000	174
94987,SWAP, USD 5 / (USD 0), :US85375CAW10	12/20/2017	4,000	183
94988,SWAP, USD 5 / (USD 0), :US459745GF62	12/20/2017	4,000	181
94990,SWAP, USD 5 / (USD 0), :US428040CD99	12/20/2017	4,000	159
94992,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	3,500	163
93528,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	9,500	153
76131,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76147,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76203,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76204,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76205,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2019	5,000	43

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

76206,SWAP, USD 1 / (USD 0), :US836205AN45	3/20/2019	5,000	22
76207,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2019	5,000	81
78319,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	10,000	1,038
78318,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78182,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	5,000	521
78184,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78303,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	10,000	1,130
78347,SWAP, USD 1 / (USD 0), :US23331ABF57	6/20/2019	22,000	292
80205,SWAP, USD 5 / (USD 0), :XS0356705219	6/20/2019	20,000	1,694
93896,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
102612,SWAP, USD 1 / (USD 0), :US00163MAB00	3/20/2020	15,000	179
109652,SWAP, USD 1 / (USD 0), :US40414LAA70	3/20/2020	15,000	(8)
102633,SWAP, USD 1 / (USD 0), :US635405AQ61	3/20/2020	10,000	214
120684,SWAP, USD 1 / (USD 0), :US91086QAW87	3/20/2020	10,000	0
102864,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	(127)
102758,SWAP, USD 1 / (USD 0), :US042735AL41	3/20/2020	15,000	321
103144,SWAP, USD 1 / (USD 0), :US68268NAF06	3/20/2020	7,000	(24)
103050,SWAP, USD 5 / (USD 0), :US37045VAC46	3/20/2020	20,000	2,522
103278,SWAP, USD 1 / (USD 0), :ES0413900384	3/20/2020	50,000	217
103292,SWAP, USD 1 / (USD 0), :US902494AT07	3/20/2020	30,000	589
103592,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	10,000	107
103617,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	20,000	215
109186,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	4,000	(133)
109189,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,500	(217)
109217,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109218,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109220,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109221,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109224,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109225,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109356,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	4,000	43
109358,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,500	37
109542,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	4,200	17
109543,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	3,400	14
109551,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
109552,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
109548,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
109549,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
109644,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109646,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109686,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,660	(40)

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

110508,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
110509,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110618,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110619,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111119,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
111120,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111123,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
111124,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110852,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110853,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111717,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,000	(200)
111727,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111730,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
111733,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	3,000	(45)
111736,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
111742,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111828,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,000	32
111840,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	3,000	(8)
111843,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111896,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112136,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	6,000	13
112139,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
112151,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112226,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	6,000	(5)
112229,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	4,400	9
112250,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112251,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112252,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112255,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112257,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112258,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112259,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112260,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112302,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
112326,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	3,000	(16)
112358,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,000	(33)
112429,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	3,000	6
113045,SWAP, USD 1 / (USD 0), :XS0254035768	9/20/2020	20,000	3
113265,SWAP, USD 1 / (USD 0), :DE000DB5DCW6	9/20/2020	25,000	(1,840)
113396,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	3,000	47
113435,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
115815,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	15,000	254
115827,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	5,000	26
116038,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	13,335	14
116754,SWAP, USD 1 / (USD 0), :US195325BB02	9/20/2020	10,000	(65)
116755,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2020	10,000	94
116933,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	5,700	12

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

119228,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	15,000	68
119231,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	10,000	136
119422,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	10,000	21
119572,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	5,000	68
119599,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	5,000	(26)
119956,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	5,000	23
120467,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120468,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	10,000	(4)
120565,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
120745,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	5,000	37
120673,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120951,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
120962,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2020	20,000	163
121009,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2020	30,000	377
121131,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
127386,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127387,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127388,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	10,000	218
127390,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127391,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127392,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	10,000	218
127394,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127395,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127396,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	10,000	251
127428,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2020	12,500	1,782
127470,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
127472,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
127473,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	15,000	(25)
127474,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127475,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127594,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	10,000	156
127595,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	5,000	78
127654,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	10,000	(17)
127656,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
128212,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128213,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128214,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
128216,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128217,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128218,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	5,000	(6)
128220,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	12,500	194
103570,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	10
103571,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103572,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103573,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	41
103566,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	100

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

103567,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	564
101771,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	43
109653,SWAP, USD 1 / (USD 0), :US219350AE55	12/20/2017	12,500	79
101775,SWAP, USD 1 / (USD 0), :US29273RAB50	12/20/2017	20,000	135
103568,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	50,000	433
103569,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
115332,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	500	23
101778,SWAP, USD 5 / (USD 0), :US37247DAK28	6/20/2018	27,000	664
107260,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	15,000	177
101779,SWAP, USD 1 / (USD 0), :CDX-NAIGS20V1-5Y	6/20/2018	50,000	595
109654,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109655,SWAP, USD 1 / (USD 0), :US06051GDX43	9/20/2023	20,000	14
109656,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
101780,SWAP, USD 1 / (USD 0), :US084670BD98	9/20/2023	30,000	(231)
101781,SWAP, USD 1 / (USD 0), :US73755LAF40	9/20/2020	20,000	130
101782,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109657,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
101783,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	25,000	471
101784,SWAP, USD 1 / (USD 0), :US74432QAY17	9/20/2020	37,000	554
109659,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	15,500	250
109665,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
115333,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
109666,SWAP, USD 5 / (USD 0), :US852061AF78	12/20/2019	5,000	409
109667,SWAP, USD 5 / (USD 0), :US552953BB60	12/20/2019	5,000	594
109668,SWAP, USD 5 / (USD 0), :US126304AK02	12/20/2019	2,000	168
109669,SWAP, USD 5 / (USD 0), :US12543DAL47	12/20/2019	5,000	(927)
109670,SWAP, USD 5 / (USD 0), :US131347CF14	12/20/2019	5,000	493
119316,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2019	10,000	137
119323,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
119318,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
119321,SWAP, USD 1 / (USD 0), :US836205AN45	12/20/2019	10,000	(64)
119320,SWAP, USD 1 / (USD 0), :US900123AL40	12/20/2019	20,000	(451)
101785,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
133643,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,300	(49)
133644,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,200	(48)
133653,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,200	(59)
133656,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	6,200	50
133897,SWAP, USD 1 / (USD 0), :JP576400C859	12/20/2020	5,000	75
133896,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	(41)
133743,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133876,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133877,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133880,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	8,000	(62)
133881,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	2,000	(16)
133902,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	10,000	(78)
134315,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
134316,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

134319,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	10,000	(156)
134643,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	6,000	(2)
134618,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
134620,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
134622,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	10,000	81
134821,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	7,000	(58)
134804,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
134805,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	5,900	1
134806,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,000	0
134808,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	4,000	(38)
134809,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,000	(57)
135158,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
138038,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141522,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141625,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141747,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141748,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	(47)
152086,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	15,000	(222)
153789,SWAP, USD 1 / (USD 0), :CDX-NAIGS22V1-5Y	6/20/2019	37,000	567
157739,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157740,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157741,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157735,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157736,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157742,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	22,000	365
158024,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	40,000	656
160768,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	(81)
160770,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	5,000	(115)
173565,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2021	10,000	1,593
186522,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	1,800	(62)
186526,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	1,200	(7)
184294,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	9,000	(310)
186529,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	6,000	(37)
186530,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	(25)
186669,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	(207)
187621,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	19,000	(211)
		$ 3,429,535	$ 41,602

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015

Interest rate and currency swaps:
Receive fixed - pay fixed	$ 85,262	$ 3,561,505
Receive fixed - pay floating	77,500	169,665
Receive floating - pay floating	–	120,950
Swaptions:
Receive fixed - pay floating	6,000,000	6,000,000
Receive floating - pay fixed	6,000,000	6,000,000
Interest rate swaps:
Receive fixed - pay fixed	11,825,181	6,022,893
Receive fixed - pay floating	15,695,014	17,733,996
Receive floating - pay fixed	18,811,000	14,818,781
Receive floating - pay floating	11,491,769	8,710,507
Caps	2,250,000	2,250,000
Options Calls / Puts	250,375	1,372,064

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

		Gross Restricted (Admitted & Nonadmitted)
		2016
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

a.	Subject to contractual
	obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	$ –
b.	Collateral held under
	security lending agreements	2,303,289	–	–	–	2,303,289
c.	Subject to repurchase
	agreements	147,444	–	–	–	147,444
d.	Subject to reverse
	repurchase agreements	–	–	–	–	–
e.	Subject to dollar
	repurchase agreements	453,474	–	–	–	453,474
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	–
g.	Placed under option
	contracts	–	–	–	–	–
h.	Letter stock or securities
	restricted as to sale -
	excluding FHLB capital stock	6,408	–	–	–	6,408
i.	FHLB capital stock	176,800	–	–	–	176,800
j.	On deposit with states	47,548	–	–	–	47,548
k.	On deposit with other
	regulatory bodies	–	–	–	–	–
l.	Pledged as collateral to
	FHLB (including assets
	backing funding agreements)	5,155,703	–	–	–	5,155,703
m.	Pledged as collateral not
	captured in other categories	1,039,105	–	–	–	1,039,105
n.	Other restricted assets	482,544	–	–	–	482,544
o.	Total Restricted Assets	$ 9,812,315	$ –	$ –	$ –	$ 9,812,315

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Gross (Admitted & Nonadmitted) Restricted				Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

a.	Subject to contractual
	obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	0.00%	0.00%
b.	Collateral held under
	security lending agreements	2,760,891	(457,602)	–	2,303,289	1.75%	1.75%
c.	Subject to repurchase
	agreements	109,793	37,651	–	147,444	0.11%	0.11%
d.	Subject to reverse
	repurchase agreements	–	–	–	–	0.00%	0.00%
e.	Subject to dollar
	repurchase agreements	705,253	(251,779)	–	453,474	0.34%	0.34%
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	0.00%	0.00%
g.	Placed under option
	contracts	–	–	–	–	0.00%	0.00%
h.	Letter stock or securities
	restricted as to sale -
	excluding FHLB capital stock	25,339	(18,931)	–	6,408	0.00%	0.00%
i.	FHLB capital stock	104,000	72,800	–	176,800	0.13%	0.13%
j.	On deposit with states	49,010	(1,462)	–	47,548	0.04%	0.04%
k.	On deposit with other
	regulatory bodies	–	–	–	–	0.00%	0.00%
l.	Pledged as collateral to
	FHLB (including assets
	backing funding agreements)	3,299,057	1,856,646	–	5,155,703	3.91%	3.91%
m.	Pledged as collateral not
	captured in other categories	371,577	667,528	–	1,039,105	0.79%	0.79%
n.	Other restricted assets	476,119	6,425	–	482,544	0.37%	0.37%
o.	Total Restricted Assets	$ 7,901,039	$ 1,911,276	$ –	$9,812,315	7.45%	7.45%

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

Gross (Admitted & Nonadmitted) Restricted
2016
Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting
Description of Assets	Account (G/A)	S/A Activity (a)	Assets	G/A Activity		Total
Derivatives	$ 989,453	$ –	$ –	$ –		$ 989,453
Secured Funding Agreements	42,588	–	–	–			42,588
AMBAC	7,064	–	–	–			7,064
Total	$ 1,039,105	$ –	$ –	$ –	$ –	$ 1,039,105

	Gross (Admitted &
	Nonadmitted) Restricted			Percentage
				Gross	Admitted
				(Admitted &	Restricted to
			Total Current	Nonadmitted)	Total
	Total From	Increase/	Year Admitted	Restricted to	Admitted
Description of Assets	Prior Year	(Decrease)	Restricted	Total Assets	Assets
Derivatives	$ 314,892	$ 674,561	$ 989,453	0.75%	0.75%
Secured Funding Agreements	45,928	(3,340)	42,588	0.03	0.03
AMBAC	10,757	(3,693)	7,064	0.01	0.01
Total	$ 371,577	$ 667,528	$ 1,039,105	0.78%	0.78%

The follow table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016.

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admited Assets
Cash	$1,079,335	$1,079,335	1.84%	1.86%
Securities lending collateral assets	2,303,603	2,303,603	3.92	3.97
Other	79,536	79,531	0.14	0.14
Total Collateral Assets	$3,462,473	$3,462,469	5.90%	5.97%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return
collateral asset	$ 3,463,690	6.55%

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has no receivables as of December 31, 2016 associated with "to-be-announced" (TBA) covered short sales.  The Company has receivables as of December 31, 2015 associated with TBA covered short sales.  These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty.  See the following table:

Net Amount
Presented on
	Gross Amount		Financial
December 31, 2016	Recognized	Amount Offset	Statements
Assets:
Receivables for securities	$ –	$ –	$ –

Liabilities:
Borrowed money	$ –	$ –	$ –

December 31, 2015
Assets:
Receivables for securities	$ 226,645	$ 209,176	$ 17,469

Liabilities:
Borrowed money	$ 705,704	$ 209,176	$ 496,528

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014

Direct premiums	$ 14,081,227	$ 17,621,969	$ 18,862,934
Reinsurance assumed - non affiliates	1,412,887	1,376,827	1,451,900
Reinsurance assumed - affiliates	98,501	110,700	128,976
Reinsurance ceded - non affiliates	(2,018,612)	(2,650,533)	(2,078,651)
Reinsurance ceded - affiliates	448,649	(1,649,085)	(2,129,876)
Net premiums earned	$ 14,022,652	$ 14,809,878	$ 16,235,283

Effective October 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Premier Life Insurance Company (TPLIC), an affiliate, on a coinsurance basis.  The Company received cash and invested assets of $3,017,999 and recaptured policy and claim reserves of $3,030,564.  A reinsurance receivable from TPLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves.  In addition, TPLIC transferred $82,218 of transfer date IMR to the Company.  The Company paid net consideration to TPLIC resulting in a pre-tax loss of $40,086, which has been included in the Summary of Operations.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2016, TPLIC recaptured medium-term note funding agreements previously ceded to the Company on a coinsurance basis.  The Company transferred cash and invested assets of $114,175 and released deposit-type reserves of $112,238 and a hedge novation of $2,228.  A payable to TPLIC of $292 was established for remaining assets to be transferred in support of the hedge novation.  The Company received consideration from TPLIC resulting in a pre-tax gain of $2,936 which has been included in the Summary of Operations.

Effective September 30, 2016, the Company ceded term life business to TWRI, an affiliate, on a coinsurance funds withheld basis.  The Company paid an initial reinsurance premium of $41,565, transferred other net assets of $2,042, and released life and claim reserves of $296,656 and $21,926, respectively, resulting in a pre-tax gain of $274,974 ($178,733 net of tax) which has been credited directly to unassigned surplus.

The Company received reinsurance recoveries in the amount of $3,349,716, $3,370,420 and $3,157,884, during 2016, 2015 and 2014, respectively.  At December 31, 2016 and 2015, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $753,202 and $731,784. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016 and 2015 of $30,090,704 and $33,315,357.

On October 1, 2015, the Company, Union Hamilton Reinsurance, Ltd. (UH), and Commonwealth Annuity and Life Insurance Company (CALIC) entered into a Novation Agreement, pursuant to which UH assigned and delegated to CALIC its rights and obligations under the Original Agreement. Subsequently, the Company and CALIC amended and restated the fixed annuity reinsurance agreement from a modified coinsurance to coinsurance basis. As a result of the amendment, the Company transferred assets with a market value of $735,156, released coinsurance reserve liabilities of $721,190, and released an after-tax IMR liability associated with the block of business in the amount of $9,477 resulting in a net of tax gain on the transaction in the amount of $399 (IMR after-tax gain of $9,477 less gross loss on reinsurance of $13,966 taxed at 35%) which has been included in the Statement of Operations.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with TPLIC, an affiliate, under which the Company novated its Medicare Supplement business to TPLIC. The Company transferred policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 to TPLIC during the last two quarters of the year. This represents the portion of the Medicare supplement business for which regulatory approval of the assumption agreement was received by July 1. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe) was novated, to Firebird Re Corp. (FReC).  General account reserves, and claim reserves ceded on a coinsurance basis at the time of novation were $514,898 and $5,070, respectively.  Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $7,052,587 and $140,034 respectively.  No consideration was paid or received related to the novation.  No gain or loss was recognized.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the business.  The modified coinsurance reinsurance reserves were converted to coinsure reserves and a general account funds withheld was established.  The general account paid FReC $140,034 for the modified coinsurance reserves and ceded coinsurance reserves of $156,478, resulting in a pre-tax gain of $16,444 which has been credited directly to unassigned surplus.  FReC placed assets of $676,446, equal to the ceded general account reserves, in a funds withheld account, and the Company established a corresponding funds withheld liability of $676,446.

Effective December 31, 2014, the Company ceded certain stand-alone long-term care policies to TPLIC, an affiliate, for which the Company paid an initial ceding commission and premiums of $350,000 and $3,914,521, respectively and ceded modified coinsurance reserves of $3,914,521, resulting in a pre-tax loss of $350,000 which has been included in the Statement of Operations.

Effective October 1, 2014, the Company recaptured fixed annuity contracts previously reinsured to TIRe for which the Company received net consideration of $43,360, released a funds withheld liability of $1,975,937, and established benefit reserves and claim reserves $2,004,673 resulting in a pre-tax gain of $14,624 which has been included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $15,795, which included the recapture of IMR gains in the amount of $19,852 on an after-tax basis, with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the variable BOLI/COLI business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company paid net consideration of $17,769, released the funds withheld liability of $1,080,541, and recaptured separate account and general account policy and claims reserves of $1,080,541, resulting in a pre-tax loss of $17,769 which was included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $94,571 ($61,471 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the single premium universal life, credit life and credit disability business previously reinsured to TIRe for which the Company paid net consideration of $50,000, released a funds withheld liability of $516,472, recaptured policy and claims reserves of $560,275 and other liabilities of $13,334, and recaptured policy loans in the amount of $2,048, resulting in a pre-tax loss of $105,091 which has been included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $1,323 ($860 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, effective October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC) for which the Company received net consideration of $50,000, established a funds withheld liability of $516,472, released policy and claim reserves of $560,275 and other liabilities of $13,334, resulting in a pre-tax gain of $107,138 ($69,640 after-tax) which has been credited directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2014, SLIC, prior to the merger, recaptured the business that was previously reinsured to TIRe, an affiliate, for which net consideration received was $19,000, funds withheld liability released was $572,468, policy and claims reserves recaptured were $869,488, and other assets recaptured were $34,500, resulting in a pre-tax loss of $243,519 which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $243,586 ($158,331 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, SLIC ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which net consideration paid was $19,000, a funds withheld liability of $572,468 was established, policy and claims reserves released were $869,660, and other assets released were $34,501, resulting in a pre-tax gain of $243,691 ($158,399 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company ceded level term life and universal life secondary guarantee business to TLIC Oakbrook Reinsurance, Inc., an affiliate, on a coinsurance funds withheld basis.  The Company paid an initial reinsurance premium of $25,667, transferred other net assets of $1,852 and released life and claim reserves of $535,211 and $25,667, respectively, resulting in a pre-tax gain of $533,359 ($346,683 net of tax) which was credited directly to unassigned surplus on a net of tax basis.

Effective June 30, 2014, the Company ceded to Transamerica Premier Life Insurance Company on a YRT basis  the net amount paid in excess of $3,000 on covered level term and universal life secondary guarantee policies. The Company paid an initial reinsurance premium of $858 and released reserves of $5,685 resulting in a pre-tax gain of $4,826 which has been included in the Statement of Operations.

During 2016, 2015 and 2014 amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $255,425 ($176,996 after tax), $133,048 ($106,755 after tax) and $175,042 ($114,198, net of tax), respectively.

The Company reports a reinsurance deposit receivable of $199,500 and $203,429 as of December 31, 2016 and 2015, respectively.  In 1996, the Company entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993.  Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit.  The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2016, 2015 and 2014, the Company obtained letters of credit of $98,006, $242,957 and $123,006, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company's state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company reinsures a closed block of guaranteed minimum income benefit (GMIB), guaranteed minimum death benefit (GMDB), and guaranteed minimum withdrawal benefit (GMWB) risks to Firebird Re Corp. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements.  The risk reinsured to the affiliated reinsurer is retained by the Transamerica group.  The risks assumed by Firebird Re Corp. are all affiliated variable annuity treaties.

Variable annuity reserves established by Firebird Re Corp. are equal to the US GAAP reserve requirements.  In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level.  The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $746,339 and $790,284 in 2016 and 2015, respectively. The amount of collateral supporting the reserve credits was $730,545 and $776,072 in 2016 and 2015, respectively. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company ceded modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC, an affiliate. Ceded losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2016 and 2015 and the change from the prior year are comprised of the following components:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 2,481,049	$ 215,092	$ 2,696,141
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	2,481,049	215,092	2,696,141
Deferred Tax Assets Nonadmitted	515,901	–	515,901
Subtotal (Net Deferred Tax Assets)	1,965,148	215,092	2,180,240
Deferred Tax Liabilities	1,152,105	164,291	1,316,396
Net Admitted Deferred Tax Assets	$ 813,043	$ 50,801	$ 863,844

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 2,057,430	$ 292,685	$ 2,350,115
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	2,057,430	292,685	2,350,115
Deferred Tax Assets Nonadmitted	618,270	–	618,270
Subtotal (Net Deferred Tax Assets)	1,439,160	292,685	1,731,845
Deferred Tax Liabilities	687,781	260,956	948,737
Net Admitted Deferred Tax Assets	$ 751,379	$ 31,729	$ 783,108

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 423,619	$ (77,593)	$ 346,026
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	423,619	(77,593)	346,026
Deferred Tax Assets Nonadmitted	(102,369)	–	(102,369)
Subtotal (Net Deferred Tax Assets)	525,988	(77,593)	448,395
Deferred Tax Liabilities	464,324	(96,665)	367,659
Net Admitted Deferred Tax Assets	$ 61,664	$ 19,072	$ 80,736

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2016	2015	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$ 5,995	$ 2,382	$ 3,613
Policyholder reserves	936,738	769,309	167,429
Investments	570,496	471,638	98,858
Deferred acquisition costs	626,204	621,902	4,302
Compensation and benefits accrual	33,383	26,365	7,018
Receivables - nonadmitted	28,232	33,000	(4,768)
Tax credit carry-forward	222,313	67,359	154,954
Section 197 Intangible Amortization	–	6,250	(6,250)
Corporate Provision	–	474	(474)
Assumption Reinsurance	9,545	10,715	(1,170)
CFC FTC Offset	15,020	–	15,020
Other (including items <5% of
ordinary tax assets)	33,123	48,036	(14,913)
Subtotal	2,481,049	2,057,430	423,619

Nonadmitted	515,901	618,270	(102,369)
Admitted ordinary deferred tax assets	1,965,148	1,439,160	525,988

Capital:
Investments	215,092	292,685	(77,593)
Subtotal	215,092	292,685	(77,593)

Nonadmitted	–	–	–
Admitted capital deferred tax assets	215,092	292,685	(77,593)
Admitted deferred tax assets	$ 2,180,240	$ 1,731,845	$ 448,395

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 787,307	$ 565,039	$ 222,268
Fixed assets	40,867	26,944	13,923
§807(f) adjustment	75,844	64,659	11,185
Separate Account Adjustments	34,766	31,139	3,627
CFC FTC Offset	11,579	–	11,579
Hedge Reserve Offset	201,554	–	201,554
	Other (including items <5% of total
ordinary tax liabilities)	188	–	188
Subtotal	1,152,105	687,781	464,324
Capital
Investments	164,291	260,956	(96,665)
Subtotal	164,291	260,956	(96,665)
Deferred tax liabilities	1,316,396	948,737	367,659
Net deferred tax assets/liabilities	$ 863,844	$ 783,108	$ 80,736

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101 Q&A 2.9).  Prior to this change, the Company had DTAs and DTLs that were netted together within two specific categories of temporary differences.  The Company determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2016
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$ 226,217	$ 30,862	$ 257,079
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	550,512	56,253	606,765
	1.	Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	550,512	56,253	606,765
	2.	Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	655,637
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	1,188,419	127,977	1,316,396
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 1,965,148	$ 215,092	$ 2,180,240

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ 286,447	$ 61,384	$ 347,831
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		357,063	78,214	435,277
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	357,063	78,214	435,277
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	717,412
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		795,650	153,087	948,737
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 1,439,160	$ 292,685	$ 1,731,845

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ (60,230)	$ (30,522)	$ (90,752)
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		193,449	(21,961)	171,488
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	193,449	(21,961)	171,488
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	(61,775)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		392,769	(25,110)	367,659
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 525,988	$ (77,593)	$ 448,395

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	708%	844%	-136%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$4,370,911	$ 4,700,489	$ (329,578)

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	25%	6%

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	36%	4%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	35%	8%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax

Federal	$ (101,440)	$ (9,592)	$ (91,848)
Foreign	(1)	(26)	25
Subtotal	(101,441)	(9,618)	(91,823)
Federal income tax on net capital gains	5,234	50,995	(45,761)
Federal and foreign income taxes incurred	$ (96,207)	$ 41,377	$ (137,584)

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2015	2014	Change
Current Income Tax

Federal	$ (9,592)	$ 258,554	$ (268,146)
Foreign	(26)	–	(26)
Subtotal	(9,618)	258,554	(268,172)
Federal income tax on net capital gains	50,995	121,064	(70,069)
Federal and foreign income taxes incurred	$ 41,377	$ 379,618	$ (338,241)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014

Current income taxes incurred	$ (96,207)	$ 41,377	$ 379,618

Change in deferred income taxes	(183,307)	(300,764)	331,883
(without tax on unrealized gains and losses)
Total income tax reported	$ (279,514)	$ (259,387)	$ 711,501

Income before taxes	$ 299,572	$ (181,353)	$ 1,060,978
	35%	35%	35%
Expected income tax expense (benefit) at 35%
statutory rate	$ 104,850	$ (63,474)	$ 371,342

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(74,012)	(69,204)	(46,828)
Tax credits	(25,037)	(81,829)	(37,788)
Tax-exempt income	(11)	(7)	–
Tax adjustment for IMR	669	(33,936)	(16,620)
Surplus adjustment for in-force ceded	608	(40,327)	76,692
Nondeductible expenses	1,049	976	1,264
Deferred tax benefit on other items in surplus	(233,112)	(3,152)	319,999
Provision to return	(2,177)	(4,546)	8,055
Life-owned life insurance	(2,966)	(2,948)	(3,132)
Dividends from certain foreign corporations	1,620	2,093	1,066
Pre-tax income of single member limited
liability company	14,093	46,193	52,362
Intercompany dividends	(47,766)	–	–
Partnership permanent adjustment	(1,913)	(13,177)	(11,764)
Audit adjustment - Permanent	(21,196)	–	–
Other	5,787	3,951	(3,147)
Total income tax reported	$ (279,514)	$ (259,387)	$ 711,501

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

As of December 31, 2016 and 2015, respectively, the Company had a $222,314 and $67,359 tax credit carryforward available for tax purposes. Included in the 2016 tax credit carryforward is a general business tax credit carryforward of $164,764.

Carryovers from:	Expiration:
12-31-2010	12-31-2030	21,817
12-31-2011	12-31-2031	45,391
12-31-2012	12-31-2032	28,827
12-31-2013	12-31-2033	22,676
12-31-2014	12-31-2034	20,601
12-31-2015	12-31-2035	20,931
12-31-2016	12-31-2036	4,521
Standard GBC Carryovers		164,764

The Company also has an alternative minimum tax credit carryforward of $57,550 available for tax purposes that carries forward indefinitely.  As of December 31, 2016 and 2015, the Company had no operating loss or capital loss carryfowards available for tax purposes.

The Company incurred income taxes of $0, $12,699, and $252,550 during 2016, 2015, and 2014, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $9,763 and $4,152, respectively. The total amount of the tax contingencies that if recognized, would affect the effective income tax rate is $9,763. The Company classifies interest and penalties related to income taxes as income tax expense. The Company's interest (benefit) expense related to income taxes for the years ending in December 31, 2016, 2015, and 2014 is $864, ($270), and $12,961, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $10,768 and $9,903, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction.  This resulted in recording a permanent tax benefit of $20,250 in the Company's 2016 financial statements for years 2011 – 2015.  This has been treated as a change in estimate, the impact on future years is not currently determinable.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2008. We expect receivables and payables for 2005-2008 to be settled in early 2017. An examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.05% of ordinary life insurance in force at December 31, 2016 and 2015, respectively.

For the years ended December 31, 2016, 2015 and 2014, premiums for life participating policies were $12,036, $13,196 and $14,110, respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company paid dividends in the amount of $5,967, $5,894 and $8,045 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 1,141,878	$ –	$ –	$ 1,141,878	1%
At book value less surrender charge
of 5% or more	273,919	–	–	273,919	0
At fair value	126,155	–	66,886,612	67,012,767	73
Total with adjustment or at fair value	1,541,952	–	66,886,612	68,428,564	74
At book value without adjustment
(minimal or no charge or adjustment)	13,413,613	17,739	–	13,431,352	14
Not subject to discretionary withdrawal
provision	10,732,102	41,507	38,256	10,811,865	12
Total annuity reserves and deposit
liabilities	25,687,667	59,246	66,924,868	92,671,781	100%
Less reinsurance ceded	4,680,333	–	–	4,680,333
Net annuity reserves and deposit
liabilities	$ 21,007,334	$ 59,246	$ 66,924,868	$ 87,991,448

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 1,275,215	$ –	$ –	$ 1,275,215	1%
At book value less surrender charge
of 5% or more	250,597	–	–	250,597	0
At fair value	134,954	–	63,388,970	63,523,924	69
Total with adjustment or at fair value	1,660,766	–	63,388,970	65,049,736	72
At book value without adjustment
(minimal or no charge or adjustment)	14,346,775	34,954	–	14,381,729	16
Not subject to discretionary withdrawal
provision	11,126,108	43,311	38,287	11,207,706	12
Total annuity reserves and deposit
liabilities	27,133,649	78,265	63,427,257	90,639,171	100%
Less reinsurance ceded	9,235,531	–	–	9,235,531
Net annuity reserves and deposit
liabilities	$ 17,898,118	$ 78,265	$ 63,427,257	$ 81,403,640

The Company's liability for deposit-type contracts includes GIC's and Funding Agreements assumed from Transamerica Premier Life Insurance Company, an affiliate.  The liabilities assumed are $0 and $167,933 at December 31, 2016 and 2015, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies.  The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account.  The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.  The assets of these separate accounts are carried at fair value.  The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2016, 2015 and 2014 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2016	$–	$64	$10,970	$8,767,639	$8,778,673

Reserves for separate accounts
as of December 31, 2016 with
assets at:
Fair value	$–	$21,505	$20,001	$70,154,420	$70,195,926
Amortized cost	–	633,674	–	–	633,674
Total as of December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2016:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	70,116,163	70,116,163
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	633,674	–	–	633,674
Subtotal	–	633,674	–	70,116,163	70,749,837
Not subject to discretionary
withdrawal	–	21,505	20,001	38,257	79,763
Total separate account reserve
liabilities at December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2015	$–	$31	$9,244	$12,203,423	$12,212,698

Reserves for separate accounts
as of December 31, 2015 with
assets at:
Fair value	$–	$19,818	$23,493	$66,606,612	$66,649,923
Amortized cost	–	633,332	–	–	633,332
Total as of December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2015:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	66,568,326	66,568,326
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	633,332	–	–	633,332
Subtotal	–	633,332	–	66,568,326	67,201,658
Not subject to discretionary
withdrawal	–	19,818	23,493	38,286	81,597
Total separate account reserve
liabilities at December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2014	$–	$53	$11,846	$13,127,469	$13,139,368

Reserves for separate accounts
as of December 31, 2014 with
assets at:
Fair value	$–	$20,574	$35,038	$65,194,925	$65,250,537
Amortized cost	–	634,931	–	–	634,931
Total as of December 31, 2014	$–	$655,505	$35,038	$65,194,925	$65,885,468

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2014:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	65,152,722	65,152,722
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	634,931	–	–	634,931
Subtotal	–	634,931	–	65,152,722	65,787,653
Not subject to discretionary
withdrawal	–	20,574	35,038	42,203	97,815
Total separate account reserve
liabilities at December 31, 2014	$–	$655,505	$35,038	$65,194,925	$65,885,468

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 8,767,931	$ 12,204,163	$ 13,127,680
Transfers from separate accounts	(7,872,107)	(8,389,740)	(6,499,970)
Net transfers to separate accounts	895,824	3,814,423	6,627,710
Miscellaneous reconciling adjustments	469,247	1,337,434	1,882,846
Net transfers as reported in the statements
of operations of the life, accident and health
annual statement	$ 1,365,071	$ 5,151,857	$ 8,510,556

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2016 and 2015, the Company's separate account statement included legally insulated assets of $73,597,682 and $72,128,772, respectively.  The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$ 24,388,135	$ 24,948,800
Variable annuities	44,163,304	42,603,715
Fixed universal life	729,291	695,852
Variable universal life	4,212,641	3,602,521
Variable life	37,918	196,411
Modified separate accounts	53,201	70,353
Registered Market Value
Annuity Product - SPL	13,192	11,120
Total separate account assets	$ 73,597,682	$ 72,128,772

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $2,852,548 and $3,029,017 respectively.  To compensate the general account for the risk taken, the separate account paid risk charges of $483,307, $434,084, $342,823, $242,109, and $180,478 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively.  During the years ended December 31, 2016, 2015, 2014, 2013, and 2012 the general account of the Company had paid $77,232, $223,304, $35,985, $30,830, and $61,901  respectively, toward separate account guarantees.

At December 31, 2016 and 2015, the Company reported guaranteed separate account assets at amortized cost in the amount of $672,491 and $668,367, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2.  These assets had a fair value of $709,808 and $695,578 at December 31, 2016 and 2015, respectively, which would have resulted in an unrealized gain of $37,317 and $27,211, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected	Gross	Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2016
Minimum guaranteed death benefit	$ 9,966,666	$ 341,249	$ 173,898
Minimum guaranteed income benefit	4,095,173	957,867	769,259
Guaranteed premium accumulation fund	235,183	25,312	–
Minimum guaranteed withdrawal benefit	33,170,833	371,165	15,601

December 31, 2015
Minimum guaranteed death benefit	$ 9,824,534	$ 305,392	$ 205,460
Minimum guaranteed income benefit	3,845,600	585,083	921,716
Guaranteed premium accumulation fund	266,040	24,086	–
Minimum guaranteed withdrawal benefit	32,000,725	255,044	(72)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies' paid-through date to the policies' next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary first-year business	$ 5,026	$ 1,336	$ 3,690
Ordinary renewal business	775,352	10,855	764,497
Group life direct business	44,988	9,649	35,339
Credit direct business	556	–	556
Reinsurance ceded	(687,316)	–	(687,316)
	$ 138,606	$ 21,840	$ 116,766
Accident and health	32,651	–	32,651
	$ 171,257	$ 21,840	$ 149,417

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary first-year business	$ 5,595	$ 5,322	$ 273
Ordinary renewal business	526,286	11,110	515,176
Group life business	49,752	10,235	39,517
Credit direct business	1,214	–	1,214
Reinsurance ceded	(459,372)	–	(459,372)
	$ 123,475	$ 26,667	$ 96,808
Accident and health	42,708	–	42,708
	$ 166,183	$ 26,667	$ 139,516

Amounts recorded as supplementary contracts without life contingencies of $3,370,720 and $2,738,140 at December 31, 2016 and 2015, respectively, are subject to discretionary withdrawals without adjustments.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2016 and 2015, the Company had insurance in force aggregating $108,217,769 and $96,861,149, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $1,636,310 and $1,588,202 to cover these deficiencies as of December 31, 2016 and 2015, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue.  Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards.  The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2017, without the prior approval of insurance regulatory authorities, is $779,799.

On December 22, 2016, the Company paid a preferred stock dividend of $35,630 and a cash return of capital of $314,056 to its parent. In addition, the Company paid $314 representing the redemption of 31,437 shares of Series B non-voting preferred stock at par value to its parent also on December 22, 2016.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

On June 20, 2016 the Company paid a preferred stock dividend of $104,555 and an ordinary common stock dividend of $245,445 to its parent company.

On December 22, 2015, the Company paid a cash return of capital of $300,000 to its parent. The Company did not pay any ordinary dividends during 2015.

On September 28, 2016 the Company made a capital contribution in the amount of $2,500 to TWRI in exchange for 25,000 common shares of TWRI.  The Company also made an additional capital contribution to TWRI of $122,500 on September 28, 2016.

The Company received a capital contribution of $10 from TIHI on March 31, 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

On September 30, 2002, Life Investors Insurance Company of America (LIICA), which merged in to the Company effective October 2, 2008, received $150,000 from TA Corp in exchange for surplus notes.  These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2016	$ 150,000	$ 9,000	$ 126,000	$ 2,250
2015	$ 150,000	$ 9,000	$ 117,000	$ 2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, respectively, securities with a fair value of $2,251,377 and $2,692,737 were on loan under securities lending agreements.  At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,303,603 and $2,760,922 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$ 2,303,289
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	2,303,289

Securities received	–
Total collateral received	$ 2,303,289
The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

Securities Lending
	Amortized Cost	Fair Value
Open	$ 349,742	$ 349,742
30 days or less	1,045,472	1,045,472
31 to 60 days	320,865	320,865
61 to 90 days	200,597	200,597
91 to 120 days	110,054	110,054
121 to 180 days	276,873	276,873
Total	2,303,603	2,303,603

Securities received	–	–
Total collateral reinvested	$ 2,303,603	$ 2,303,603
For securities lending, the Company's sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $2,304,719 (fair value of $2,303,603) that are currently tradable securities that could be sold and used to pay for the $2,303,289 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by Transamerica. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Transamerica.  The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  Pension expenses were $35,812, $32,799 and $29,648 for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company's employees participate in a contributory defined contribution plan sponsored by Transamerica, the Company's parent, which is qualified under Section 401(k) of the Internal Revenue Code.  Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan.  Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  The Company's allocation of benefits expense was $15,745, $16,439 and $14,742 for the years ended December 31, 2016, 2015 and 2014 respectively.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2016, 2015 and 2014 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,527, $6,361 and $6,609 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company announced an update of its restructuring plan in December 2016 that includes a significant number of position eliminations. Affected employees were offered a severance package contingent upon completion of the terms of their employment. In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2016 for the severance benefit of $21,615.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, an expense was accrued in 2015 for the post-employment benefit in the amount of $34,824. The remaining accrual balance at the year ended December 31, 2016 was $5,876.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered.  The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $993,182 $802,298 and $1,144,599 during 2016, 2015 and 2014, respectively.  The amount paid as a result of being a party to these agreements was $610,754, $445,462 and $859,389 during 2016, 2015 and 2014, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $136,494, $133,831 and $124,653 for these services during 2016, 2015 and 2014, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $56,076, $71,184 and $143,027 for the years ended December 31, 2016, 2015 and 2014, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.  During 2016, the Company received net interest of $63 from affiliates. During 2015 and 2014, the Company paid net interest of $90 and $50, respectively, to affiliates.  At December 31, 2016 and 2015, respectively, the Company reported receivables from affiliates of $111,305 and $59,963. At December 31, 2016 and 2015, respectively, the Company reported payables to affiliates of $115,256 and $18,965.  Terms of settlement require that these amounts are settled within 90 days.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016, the Company had no short-term intercompany notes receivable. At December 31, 2015, the Company had short-term intercompany notes receivable of $278,771 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$ 254,271	October 27, 2016	0.25%
Transamerica Corporation	24,500	October 28, 2016	0.25%

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $165,912 and $162,440 at December 31, 2016 and 2015, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $171,075 and $167,132, respectively.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)    $33,145
Real Estate Alternatives Portfolio 3, LLC (REAP 3)    $65,966
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR) $116,110
SB Frazer Owner, LLC (SB Frazer)                 $1,203

The financial statements for these entities are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entities and/or non-SCA SSAP No. 48 entities owned by REAP 2, REAP 3, REAP 4 HR, and SB Frazer, and valued in accordance with the relevant paragraphs of SSAP No. 97.  All liabilities, commitments, contingencies, guarantees, or obligations of REAP 2, REAP 3, REAP 4 HR, and SB Frazer, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in REAP 2, REAP 3, REAP 4HR, and SB Frazer, if not already recorded in the financial statements of REAP 2, REAP 3, REAP 4HR, and SB Frazer.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of	Gross	Admitted	Nonadmitted
SCA Entity	SCA Ownership	Amount	Amount	Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX %	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	53.60%	$17,252	$17,252	$–
GARNET ASSURANCE CORP	100.00	–	–	–
LIFE INVESTORS ALLIANCE LLC	100.00	–	–	–
ASIA INVESTMENT HOLDING LTD	100.00	–	–	–
AEGON FINANCIAL SERVICES GROUP	100.00	–	–	–
GARNET ASSURANCE CORP III	100.00	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$17,252	$17,252	$–
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94.07%	$924,100	$924,100	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$924,100	$924,100	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$941,352	$941,352	$–
Aggregate Total	XXX	$941,352	$941,352	$–

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/8/2016	$20,592	Y	N	I
GARNET ASSURANCE CORP	NA		–	N	N	I
LIFE INVESTORS ALLIANCE LLC	NA		–	N	N	I
ASIA INVESTMENT HOLDING LTD	NA		–	N	N	I
AEGON FINANCIAL SERVICES GROUP	NA		–	N	N	I
GARNET ASSURANCE CORP III	NA		–	N	N	I
Total SSAP No. 97 8b(iii) Entities	─	─	$20,592	─	─	─
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	NA		$924,100	N	N	I
Total SSAP No. 97 8b(iv) Entities	─	─	$924,100	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$944,692	─	─	─
Aggregate Total	─	─	$944,692	─	─	─

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company's financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
				If the Insurance
				SCA Had
	Net		Per	Completed
	Income	Surplus	Reported	Statutory
SCA Entity	Increase	Increase	Statutory	Financial
(Investments in Insurance SCA Entities)	(Decrease)	(Decrease)	Equity	Statements*

LIICA Re II	$ –	$ (120,000)	$ 107,327	$ –
Pine Falls Re	–	(1,181,330)	368,914	–
Stonebridge Reinsurance Company	–	(900,422)	84,068	–
MLIC Re	–	(990,000)	420,607	–

* Per AP&P Manual (without permitted or prescribed practices)

The above SCA entities had not been permitted to include a letter of credit as an admitted asset recognized in the financial statements, the risk- based capital would have been below the mandatory control level. If the RBC for each of the insurance SCA entities listed above would have triggered a regulatory event had they not used a prescribed practice.

13. Commitments and Contingencies

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $24,877 and $3,000, respectively.

The Company has contingent commitments for $809,291 and $374,233 as of December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $48,742 and $8,611, respectively.

The company leases office buildings under various non-cancelable operating lease agreements.  Rental expense for years 2016 and 2015 was $12,837 and $13,009, respectively. The minimum aggregate rental commitments are as follows:
Year	Amount
2017	$ 14,987
2018	11,738
2019	8,314
2020	8,445
2021	8,265

The Company is not involved in any material sales-leaseback transactions. Leasing (lessor leasing) is not a significant part of the Company's business activities in terms of revenue, net income or assets.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company has private placement commitments outstanding of $21,679 and $69,000, respectively.

The Company sold $5,858 of securities on a TBA basis as of December 31, 2016.  Due to different counterparties, the receivable related to these TBAs was not reclassed. The Company sold $209,176 securities on a TBA basis as of December 31, 2015. The receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $989,453 and $314,892, respectively, and fair value of $1,081,242 and $349,075, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company's balance sheet.  The amount of cash collateral received as of December 31, 2016 and 2015, respectively, was $714,431 and $1,057,821.  In addition, securities in the amount of $198,786 and $339,479 were also posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements.  At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $42,588 and $45,928 respectively, and fair value of $44,079 and $48,843 respectively, in conjunction with these transactions

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships.  The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships.  A significant portion of the remaining term of the guarantees is between 13-18 years.  The Company did not recognize a liability for the low income housing tax credit guarantees at December 31, 2016 or 2015, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company's financial results.  In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company's financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $59 and $88 at December 31, 2016 and 2015, respectively.  No payments are required as of December 31, 2016.  The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continues to meet, pay and settle all present and future obligations of TLB. As of December 31, 2016, there is no payment or performance risk because TLB has adequate liquidity as of this date.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB's solvency at all times so as to enable TLB to promptly meet its obligations and liabilities.  If at any time the value of TLB's assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2016, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times.  TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC's then current rating or AA, whichever is lower.  As of December 31, 2016, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB's (Singapore Branch) policyholders.  If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.  At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $1,880,923 and $1,567,299, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee.  In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company's financial statements as an increase to incurred claims.  As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB's (Hong Kong Branch) policyholders.  If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.  At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $3,005,979 and 2,587,349, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee.  In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company's financial statements as an increase to incurred claims.  As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2016 or 2015, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary.  Management monitors TLB's financial condition, and there are no indications that TLB will become insolvent.  As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

Effective July 1, 2016, the Company became a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above.  The Company received $260 under this agreement in 2016.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchased structured settlement insurance policies from subsidiaries of the Company that match those obligations.  The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation.  These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 and 2015 for the total payout block is $3,363,290 and $3,448,503, respectively.  As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments
of all guarantees (undiscounted)	$ 4,886,961	$ 4,154,736
Current liability recognized in financial statements:
Noncontingent liabilities	–	–
Contingent liabilities	–	–
Ultimate financial statement impact if action required:
Incurred claims	4,886,902	4,154,648
Other	59	88
Total impact if action required	$ 4,886,961	$ 4,154,736

The Company is a member of the FHLB of Des Moines.  Through its membership, the Company has conducted business activity (borrowings) with the FHLB.  It is part of the Company's strategy to utilize these funds for asset and liability management and spread lending purposes.  The Company has determined the actual/estimated long-term maximum borrowing capacity as $4,614,389.  The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2016	2015

Membership Stock:
Class A	$ –	$ –
Class B	10,000	10,000
Activity Stock	166,800	94,000
Excess Stock	–	–
Total	$ 176,800	$ 104,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock
Class A	$ –	$ –	$ –	$ –
Class B	–	–	–	10,000
Total	$ –	$ –	$ –	$ 10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$ 5,344,860	$ 5,155,703

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$ 3,463,755	$ 3,299,057

During 2016 and 2015, the maximum amount pledged to the FHLB during reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledged	$ 5,344,860	$ 5,155,703

	Fair Value	Carry Value
2015
Maximum Collateral Pledged	$ 3,841,327	$ 3,554,195

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

Funding
Agreements
	General	Reserves
	Account	Established
December 31, 2016

Debt	$ 1,820,000	$ –
Funding agreements	2,350,000	2,350,742
Other	–	–
Total	$ 4,170,000	$ 2,350,742

Funding
Agreements
	General	Reserves
	Account	Established
December 31, 2015

Debt	$ –	$ –
Funding agreements	2,350,000	1,450,418
Other	108,156	–
Total	$ 2,458,156	$ 1,450,418

During 2016, the maximum amount of borrowings during reporting period was as follows:

General
Account
2016

Debt	$ 1,820,000
Funding agreements	2,350,000
Other	–
Total	$ 4,170,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have
prepayment obligations
under the following
arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,704,658 and $2,503,747 as of December 31, 2016 and 2015, respectively.  A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants.  In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow.  Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.  To comply with statutory guidelines no related reserves have been recorded at December 31, 2016.

The Company has guaranteed the full faith and complete performance of Mid-West National Life Insurance Company of Tennessee (Mid-West), an unaffiliated company, through execution of a Cut-Through Endorsement and Substitution Agreement and a Stop-Loss Reinsurance Agreement, with respect to the obligations of Mid-West on a block of annuity contracts assumed by Mid-West from Mutual Security Life Insurance Company in Liquidation (Transferred Contracts).  The Company agrees to substitute itself in Mid-West's place with respect to the Transferred Contracts if Mid-West fails to perform any of the terms, duties, and conditions of the reinsurance agreement between Mid-West and Mutual Security Life Insurance Company. This guarantee is in force until all duties and obligations of the Transferred Contracts and the agreements have been completely satisfied. Wilton Reinsurance Company has agreed to reimburse TLIC for any payments made.  As of December 31, 2016, the most recent reserve balance reported to the Company (as of September 30, 2016) is $8,290. As of December 31, 2016, the Company does not anticipate future action under the guarantee will be required.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law.  Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $20,034 and $6,375 and an offsetting premium tax benefit of $13,593 and $3,205 at December 31, 2016 and 2015, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $6,142, $1,112 and $(57), for the years ended December 31, 2016, 2015 and 2014, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $91,808 and $90,299 for municipal repurchase agreements as of December 31, 2016 and 2015, respectively.  The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $147,444 and $109,792, respectively, and fair values of $156,407 and $114,644, respectively, as of December 31, 2016 and 2015.  These securities have maturity dates that range from 2017 to 2097.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework.  The Company's liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio.  Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly.  The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning.  This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required.  Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $453,474 and $705,253, respectively. The Company had an outstanding liability for borrowed money in the amount $445,656 and $496,529, which included accrued interest of $1,217 and $1,941, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$ 444,439
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	444,439

Securities received	–
Total collateral received	$ 444,439

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2016 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)
Bonds:
NAIC 4	1	$ 1,071	$ 1,067	$ 4
Common stocks:
NAIC L	2	$ 8	$ 8	$ 1

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2016
Balance Sheet
Total assets as reported in the Company's Annual Statement	$ 131,790,028
Increase in receivable from parent, subsidiaries and affiliates	111,305
Decrease in other invested asset receivable	(111,305)
Total assets as reported in the accompanying audited statutory
basis balance sheet	$ 131,790,028

Statement of Cash Flow
Investing activities
Total net cash from investing activities in the Company's Annual Statement	$ (1,613,038)
Decrease in miscellaneous applications	111,610
Total net cash from investing activities as reported in the accompanying
audited statutory basis statement of cash flow	$ (1,501,428)

Financing and miscellaneous activities
Total net cash from financing and miscellaneous sources in the Company's
Annual Statement	$ 625,357
Increase in change in receivable from parent, subsidaries, and affiliates	(111,610)
Total net cash from financing and miscellaneous sources as reported in
the accompanying audited statutory basis statement of cash flow	$ 513,747

In the 2016 Annual Statement, a receivable was incorrectly classified as an other invested asset rather than a receivable from parent, subsidiaries and affiliates.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

Transamerica Life Insurance Company
Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Life Insurance Company
Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Life Insurance Company
Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2016

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and
authorities	$ 8,179,856	$ 8,441,228	$ 8,229,805
States, municipalities and political
subdivisions	1,440,915	1,423,882	1,440,864
Foreign governments	399,387	409,234	399,387
Hybrid securities	649,843	636,492	649,822
All other corporate bonds	27,930,336	30,832,582	27,907,174
Preferred stocks	95,648	94,325	95,547
Total fixed maturities	38,695,985	41,837,743	38,722,599

Equity securities
Common stocks:
Industrial, miscellaneous and all
other	179,505	194,833	194,833
Total equity securities	179,505	194,833	194,833

Mortgage loans on real estate	5,641,558		5,641,558
Real estate	121,897		121,897
Policy loans	607,746		607,746
Other long-term investments	764,618		764,618
Receivable for Securities	120,312		120,312
Securities Lending	2,303,603		2,303,603
Cash, cash equivalents and short-term
investments	1,470,814		1,470,814
Total investments	$ 49,906,038		$ 49,947,980
(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $42,659 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $3,153 due to having an NAIC 6 rating.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2016
Individual life	$ 14,039,759	$–	$ 241,127	$ 1,044,264	$ 741,186	$ 1,793,850	$ 856,746
Individual health	4,102,287	96,408	177,690	128,097	285,489	358,011	164,250
Group life and health	1,920,903	26,223	111,533	646,226	123,645	395,670	313,984
Annuity	17,189,479	–	18,703	12,204,066	1,016,736	11,951,569	2,040,802
Other	–	–	–	–	286,762	–	–
	$ 37,252,428	$ 122,631	$ 549,053	$ 14,022,653	$ 2,453,818	$ 14,499,100	$ 3,375,782

Year ended December 31, 2015
Individual life	$ 14,281,360	$–	$ 294,838	$ 973,383	$ 725,919	$ 2,085,979	$ 800,784
Individual health	3,825,220	101,563	171,161	247,524	281,181	465,188	259,508
Group life and health	1,893,922	26,260	109,739	664,396	95,206	277,444	307,198
Annuity	15,700,664	–	25,920	12,919,985	1,109,860	8,792,427	5,983,656
Other	–	–	–	–	114,826	–	–
	$ 35,701,166	$127,823	$ 601,658	$ 14,805,288	$ 2,326,992	$ 11,621,038	$ 7,351,146

Year ended December 31, 2014
Individual life	$ 14,077,989	$–	$ 235,349	$ 2,255,406	$ 784,891	$ 1,474,878	$ 2,078,598
Individual health	3,469,272	108,308	173,505	(3,366,284)	233,091	593,464	184,228
Group life and health	2,039,392	26,474	111,607	709,068	167,144	418,964	402,714
Annuity	17,498,115	–	22,001	16,656,874	1,174,388	9,961,398	8,490,721
	$ 37,084,768	$134,782	$ 542,462	$ 16,255,064	$ 2,359,514	$ 12,448,704	$ 11,156,261

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2016
Life insurance in force	$ 529,122,141	$ 916,395,356	$ 525,650,271	$ 138,377,056	380%

Premiums:
Individual life	$ 2,501,843	$ 2,887,979	$ 1,430,399	$ 1,044,263	137%
Individual health	554,332	431,437	5,202	128,097	4%
Group life and health	820,508	203,774	29,492	646,226	5%
Annuity	10,204,544	(1,953,227)	46,295	12,204,066	0%
	$ 14,081,227	$ 1,569,963	$ 1,511,388	$ 14,022,652	11%

Year ended December 31, 2015
Life insurance in force	$ 526,735,949	$ 884,406,081	$ 541,956,160	$ 184,286,028	294%

Premiums:
Individual life	$ 2,399,330	$ 2,771,123	$ 1,345,164	$ 973,371	138%
Individual health	705,974	468,848	11,260	248,386	5%
Group life and health	864,846	234,779	34,330	664,397	5%
Annuity	13,651,819	826,310	94,476	12,919,985	1%
	$ 17,621,969	$ 4,301,060	$ 1,485,230	$ 14,806,139	10%

Year ended December 31, 2014
Life insurance in force	$ 495,242,330	$ 938,375,587	$ 580,466,611	$ 137,333,354	423%

Premiums:
Individual life	$ 2,671,642	$ 1,856,326	$ 1,440,367	$ 2,255,683	64%
Individual health	638,552	4,021,733	16,898	(3,366,283)	-1%
Group life and health	855,114	185,824	39,779	709,069	6%
Annuity	14,697,625	(1,859,920)	99,330	16,656,875	1%
	$ 18,862,933	$ 4,203,963	$ 1,596,374	$ 16,255,344	10%

PART C - OTHER INFORMATION
Item 26	Exhibits

(a)	(i)	Resolution of the Board of Directors of Transamerica Occidental establishing the separate account (1)
	(ii)	Form of merger agreement between Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company (3)
	(iii)	Resolution of the Board of Directors of Transamerica Life Insurance Company for the name change of the separate account (3)
(b)	Not Applicable
(c)	Distribution of Policies
	(i)	Variable Insurance Products Sales Agreement (9)
	(ii)	Principal Underwriting Agreement between Transamerica Life Insurance Company and Transamerica Capital, Inc. dated March 1, 2013 (9)
(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (9)
	(ii)	Children's Benefit Rider (9)
	(iii)	Terminal Illness Accelerated Death Benefit Endorsement (9)
	(iv)	Additional Insured Rider (9)
	(v)	Base Insured Rider (9)
	(vi)	Disability Waiver of Monthly Deduction Rider (9)
	(vii)	Disability Waiver of Premium Rider (9)
	(viii)	Accidental Death Benefit Rider (9)
	(ix)	Overloan Protection Rider (9)
	(x)	Income Protection Option (9)
	(xi)	Long Term Care Rider (9)
(e)	Application for Flexible Premium Variable Life Insurance Policy (3)
(f)	(i)	Certificate of Incorporation of Transamerica Life Insurance Company (2)
	(ii)	By-Laws of Transamerica Life Insurance Company (2)
(g)	Not Applicable
(h)	Participation Agreements
	(i)	Participation Agreement (Fidelity) (4)
	(ii)	Amended Schedule A to Participation Agreement Dated 5-1-2014 (Fidelity) (9)
	(iii)	Amended Schedule A to Participation Agreement Dated 5-1-2017 (Fidelity) (11)
	(iv)	Summary Prospectus Agreement (Fidelity) (5)
	(v)	Participation Agreement (Transamerica Series Trust) (6)
	(vi)	Amendment No. 1 to Participation Agreement (TST) (7)
	(vii)	Amended Schedule A to Participation Agreement dated 5-1-2014 (TST) (9)
	(viii)	Amended Schedule A to Participation Agreement dated 5-1-2015 (TST) (10)
	(ix)	Amended Schedule A to Participation Agreement dated 12-18-2015 (TST) (10)
	(x)	Amended Schedule A to Participation Agreement dated 3-21-2016 (TST) (10)
	(xi)	Amended Schedule A to Participation Agreement dated 5-01-2016 (TST) (10)
	(xii)	Amended Schedule A to Participation Agreement dated 12-16-2016 (TST) (11)
	(xiii)	Amended Schedule A to Participation Agreement dated 5-1-2017 (TST) (11)
	(xiv)	Participation Agreement (American Funds) (8)
	(xv)	Amendment No. 9 to Participation Agreement (American Funds) (9)
	(xvi)	Amendment No. 10 to Participation Agreement (American Funds) (11)
	(xvii)	Amendment No. 11 to Participation Agreement (American Funds) (11)
(i)	Not Applicable
(j)	Not Applicable
(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered (11)
(l)	Opinion and Consent of Nic Godon to Actuarial Matters Pertaining to the Securities Being Registered (11)
(m)	Not Applicable
(n)	Other Opinions:
	(i)	Written Consent of Eversheds Sutherland (US) LLP (11)
	(ii)	Written Consent of PricewaterhouseCoopers LLP (11)

(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (9)
(r)	Powers of Attorney (11)
	(i)	Mark Mullen
	(ii)	Blake S. Bostwick
	(iii)	C. Michiel van Katwijk
	(iv)	Jay Orlandi
	(v)	David Schulz
	(vi)	Eric Martin

_____________________________________
(1)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated November 30, 1999 (File No. 333-91851) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Initial Filing to Form N-6 dated June 1, 2012 (File No. 333-36297) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 dated October 2, 2008 (File No. 333-153814) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 27, 2006 (File No. 333-125817) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated December 20, 2012 (File No. 333-185573) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 27, 2006 (File No. 333-125817) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No. 59 to Form N-4 dated August 16, 2013 (File No. 33-33085) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 47 to Form N-4 dated November 19, 2009 (File No. 33-33085) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 dated April 28, 2014 (File No. 333-192793) and is incorporated herein by reference .
(10)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 dated April 25, 2016 (File 333-192793) and is incorporated herein by reference.
(11)	Filed herewith.

Item 27. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Director & Chairman of the Board
Blake B. Bostwick	(2)	Director and President
C. Michiel van Katwijk	(1)	Director, Chief Financial Officer, Executive Vice President and Treasurer
Jay Orlandi	(1)	Director, Executive Vice President, Secretary and General Counsel
David Schulz	(3)	Director, Senior Vice President and Chief Tax Officer
Eric J. Martin	(3)	Senior Vice President, Assistant Treasurer and Controller

________
(1)	100 Light St., Baltimore, MD 21202-1098
(2)	1801 California Street, Suite 5200, Denver, CO 80202-2642
(3)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

 Item 28. Persons Controlled By or Under Common Control with the Depositor of the Registrant:
As of December 31, 2016, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware
Members:  Aegon Community Investments 50,
LLC (0.10%); Transamerica Financial Life Insurance
Company (25.49750%); Transamerica Premier Life I
nsurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)
Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
EGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware
Members:  Aegon Community  Investments 50,
LLC (0.01%); Transamerica Financial Life Insurance
Company (25.49750%); Transamerica Premier Life
 Insurance Company (25.49750%); non-
Sole Member:  Aegon Community Investments 50, LLC (managing member)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%) ; Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff's physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV,
LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:
 New York Life Insurance Company (25.51%),
New York Life Insurance and Annuity Corporation
(21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company
(16.7045%); non-affiliates of AEGON:  Aetna Life
Insurance Company (30.2856%); New York Life
 Insurance Company (22.7142%); ProAssurance
Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust
 Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII
LLC (0.01%); non-affiliates of AEGON:  USAA
 Casualty Insurance Company (17.998%); USAA
General Indemnity Company (19.998%); USAA Life
Insurance Company (3.999%); United Services
Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company
(9.990%) and Garnet Community Investments XLI, LLC
(.01% managing member); non-AEGON affiliates :
BBCN Bank (1.2499%), East West Bank (12.4988%),
Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific
Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware
Members:   Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON:  Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.
Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor
limited partner); Transamerica Affordable housing, Inc.
(non-owner manager); non-affiliates of AEGON:  ABS
Imani Fe, LLC (.0034% class A limited partner); Central
Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC
Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (71.6%~~)~~;  Transamerica Premier Life Insurance Company (16.8%); Transamerica Financial Life Insurance Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors
 Life Insurance Company (0.7%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Transamerica Life pursuant to the foregoing provisions or otherwise, Transamerica Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Transamerica Life of expenses incurred or paid by a director, officer or controlling person of Transamerica Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Transamerica Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)        Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director and Vice President
David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board
Mike Curran	(3)	Chief Compliance Officer
Amy E. Angle	(2)	Secretary
Vincent J. Toner	(3)	Vice President
John Koehler	(3)	Vice President
Alison Ryan	(4)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202
(4)	1150 S. Olive St., Los Angeles, CA 90015

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	0	0	0	0

(1)	Fiscal Year 2016

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or at 12855 Starkey Road, Largo, Florida  33773.

Item 32. Management Services

Not Applicable

Item 33. Undertakings

Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the Transamerica Journey Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 25th day of April 2017.

Separate Account VUL 3
(Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
 (Depositor)

By: /s/Blake S. Bostwick*/
Blake S. Bostwick, Director & President
Of Transamerica Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities indicated on April 25, 2017:

Signature	Title

/s/Mark W. Mullen	Director and Chairman of the Board
Mark W. Mullin*/

/s/Blake S. Bostwick	Director and President
Blake S. Bostwick*/

/s/C. Michiel van Katwijk	Director, Chief Financial Officer, Executive Vice President and Treasurer
C. Michiel van Katwijk*/

/s/Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel
Jason Orlandi*/

/s/David Schulz	Director, Senior Vice President and Chief Tax Officer
David Schulz*/

/s/ Eric J. Martin*	Senior Vice President, Assistant Treasurer and Controller
Eric J. Martin*/

/s/ Arthur D. Woods
*/ Signed by Arthur D. Woods As Attorney in Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit Description
No. of Exhibit*

26.( h)
	(iii)	Amended Schedule A to Participation Agreement dated 5-1-2017 (Fidelity)
	(xii)	Amended Schedule A to Participation Agreement dated 12-16-2016 (TST)
	(xiii)	Amended Schedule A to Participation Agreement dated 5-1-2017 (TST)
	(xvi)	Amendment No. 10 to Participation Agreement dated May 1, 2016 (American)
	(xvii)	Amendment No. 11 to Participation Agreement dated May 1, 2017 ( American)
(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
(l)	Opinion and Consent of Nik Godon as to Actuarial Matters Pertaining to the Securities Being Registered
(n)	Other Opinions:
	(i)	Written Consent of Eversheds Sutherland (US) LLP
	(ii)	Written Consent of PricewaterhouseCoopers LLP
(r)	Powers of Attorney